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[MFS(R)/SUN LIFE SERIES TRUST LOGO]

ANNUAL REPORT - DECEMBER 31, 2002


CAPITAL APPRECIATION SERIES
EMERGING GROWTH SERIES
GLOBAL GROWTH SERIES
GLOBAL TELECOMMUNICATIONS SERIES
MANAGED SECTORS SERIES
MASSACHUSETTS INVESTORS TRUST SERIES
MID CAP GROWTH SERIES
RESEARCH SERIES
TOTAL RETURN SERIES
UTILITIES SERIES

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TABLE OF CONTENTS

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
Letter from the Chairman                                                       1

Management Review and Outlook                                                  1

Performance Summary                                                           10

Portfolio of Investments                                                      16

Financial Statements                                                          42

Notes to Financial Statements                                                 58

Independent Auditors' Report                                                  67

Board of Managers and Officers                                        Back Cover
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      NOT FDIC INSURED    MAY LOSE VALUE             NO BANK GUARANTEE
      NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE CHAIRMAN

DEAR CONTRACT OWNERS,

One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM

We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY

Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and Sun Life and welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur

C. James Prieur
Chairman of the MFS(R)/Sun Life Series Trust

January 15, 2003

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

CAPITAL APPRECIATION SERIES

For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -32.39% and Service Class shares -32.57%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of -27.88% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that tracks fund performance, returned -28.63%. In addition, the Standard & Poor's 500 Stock Index returned -22.09%. While the S&P 500, a commonly used measure of the broad stock market, is not used as a benchmark for the series, we think it is important that contract owners recognize the type of investing environment we have been in and how the series performed against this backdrop.

DIFFICULT MARKET ENVIRONMENT

After an impressive rebound in the closing months of 2001, equities for most of 2002 lost momentum because of continued economic weakness, a number of high profile bankruptcies, concerns over accounting veracity, and geopolitical uncertainty. Reversing direction again, stocks turned upward in the last quarter of the period, buoyed by moderately improving earnings news.

The period as a whole was very difficult for growth stocks, with the Russell 1000 Growth Index losing over a quarter of its value over the 12 months ended December 2002. Weakness in technology and health care, the index's two largest sectors, dragged the market lower. Bright spots were limited to smaller arenas such as energy, basic materials, and transportation.

DETRACTORS FROM PERFORMANCE

Tyco International, our largest holding at the beginning of the period, was the biggest single detractor from portfolio returns. A variety of issues -- including weaker fundamentals in the conglomerate's economically sensitive businesses, accounting questions, and allegations of improper management conduct -- caused Tyco's stock to drop precipitously.

Stock selection in the health care sector also hurt performance. Hospital concern Tenet Healthcare's stock declined on disclosures that aggressive price increases had allowed the firm to capture dubiously high Medicare reimbursements. Our position in Baxter International suffered amid tough pricing conditions and worries of intensifying competition in its key hemophilia care business.

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Performance from the biotechnology company Genzyme also proved disappointing as that company worked through excess inventory of its kidney drug Renagel. By the end of the period, Tyco, Tenet, Baxter and Genzyme had all been sold out of the portfolio.

CONTRIBUTORS TO PERFORMANCE

Portfolio results in the leisure sector were largely favorable. Here we were rewarded for patience and for our conviction that advertising sales would begin to rebound from last year's moribund levels. Leading media franchises, including Viacom and Clear Channel Communications, began to emerge from the cyclical downturn as stronger players, having taken market share away from weaker competitors. Fox Entertainment was another media holding that gained momentum over the period.

LOOKING AHEAD

As of the end of the period, the series' largest sector was technology, reflecting our view that there are a number of companies with attractive long-term growth prospects in this area. Still, relative to our benchmark, we remained underweighted in technology. We believe the tough capital spending environment that we experienced in 2002 will likely persist into 2003 -- and may offer us opportunities to buy technology companies we see as longer-term winners at more favorable valuations in the months to come.

Similarly, our holdings in the health care sector were significant but lower than those of the Russell 1000 Growth Index. That was principally driven by our not owning a number of large pharmaceutical firms because our research indicates a dearth of new products will likely disappoint investors.

In contrast, the series at the end of the period was strongly overweighted in the leisure sector, primarily in advertising-sensitive media companies. As mentioned earlier, we believe advertising spending is on an upward trend, and we think stronger companies in the industry may continue to gain market share as demand improves.

EMERGING GROWTH SERIES

For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -34.15% and Service Class shares -34.32%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of -28.03% over the same period for the series' benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

MARKET ENVIRONMENT PROVED DIFFICULT

The period began on an upbeat note but, in the end, proved quite challenging. After rallying in the final months of 2001, stocks experienced a strong downdraft that started in the spring of 2002 and lasted for most of the period. The major factor, in our view, was an expected earnings recovery that didn't happen. Going into 2002, we think investors were expecting a recovery in corporate earnings in the second half of the year. When it became clear that was not happening, growth expectations fell and stock prices followed them downward. Additional factors such as geopolitical tension over Iraq and corporate accounting scandals added to the market's woes.

In October, stock markets reversed direction again, and we saw a fourth-quarter rally. Investor psychology seemed to turn around, in part because third-quarter earnings in general were somewhat encouraging. We think investors began to look beyond near-term weakness and become more optimistic about 2003. For the period overall, however, most equity market indices still showed double-digit declines.

LEISURE AND FINANCIAL SERVICES HOLDINGS HELPED PERFORMANCE

In the leisure sector, we correctly anticipated that advertising spending would improve, benefiting broadcasting holdings such as Fox Entertainment, Viacom, and Clear Channel Communications. In the financial services area, several brokerage stocks helped performance, including Merrill Lynch & Co. and Goldman Sachs. Although the brokerage industry was under tremendous pressure over the period from weak equity markets, declining investment banking activity, and investigations into business practices, many firms managed to seriously reduce costs and improve profitability.

Our analysts also uncovered company-specific opportunities across a range of industries. One example was Forest Laboratories, a pharmaceutical firm that introduced Lexapro, a promising new antidepressant. In the beaten-down technology sector, printer manufacturer Lexmark was one of the rare companies that exceeded earnings expectations. After strong printer sales over the past few years, the company benefited from large sales of ink cartridges, which are far more profitable than printers.

DETRACTORS FROM PERFORMANCE

In addition to an overall down market, three areas were largely responsible for the series' negative performance: technology holdings overall; an underweighting in consumer staples stocks, which did well over the period; and several large holdings that stumbled.

Going into the period, we had a large overweighting in technology, much of it in smaller companies that we felt had high growth potential. As the market turned against technology and toward more defensive stocks, many of our holdings fell sharply. We came to believe that technology spending by corporations would remain soft for the near term, and we cut back our technology holdings considerably. Many of our remaining tech positions were in larger, more established companies.

As a relatively aggressive growth offering, the series has historically been underweighted in the consumer staples area because we have not considered those stocks to be aggressive growth opportunities. That worked against us in the short term, however, as companies that make things such as toothpaste, soap, and diapers -- everyday necessities that consumers purchase regardless of the state of the economy -- did relatively well in a down market.

Finally, several of our larger holdings declined because of high-profile problems. At Tyco, the allegation that the CEO had been cheating on state income taxes led to further revelations about misdeeds by much of his management team. This alleged management impropriety caused business disruption and a loss of investor confidence that hurt the stock's valuation. Hospital concern Tenet Healthcare's stock declined on disclosures that aggressive price increases had allowed the firm to capture dubiously high Medicare reimbursements. The problems at both Tenet and Tyco resulted from issues that were, in our view, very difficult for a research analyst to uncover. By the end of the period, we had sold

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our Tenet stock and reduced our Tyco holdings to a very small position.

We also had problems with some other health care holdings. At Baxter International, we failed to anticipate that pricing of a key product would weaken as supply caught up with demand. We sold our Baxter holdings by the end of the period. At Genzyme, we did not know that the company had been oversupplying its distributors with Renagel, a kidney drug that is Genzyme's largest-selling product. Sales suffered for a time as the distributors worked through excess inventory, and the stock fell. However, we continue to believe in Genzyme over the longer term, and in fact used the drop in share price as an opportunity to increase our holdings.

LOOKING AHEAD

We think we are seeing the early stages of an economic recovery. For the first time in several years, we saw positive earnings growth on a year-over-year basis in the second quarter of 2002, and we see that continuing. We've been through three years of a very weak economic and market environment; coming out of that, we think an aggressively positioned growth portfolio may have the opportunity to perform well.

NOTE TO CONTRACT OWNERS: EFFECTIVE APRIL, 2002, ERIC B. FISCHMAN BECAME A MANAGER OF THE PORTFOLIO. JOHN W. BALLEN, A LONG-TIME MANAGER OF THE SERIES, PROVIDES GENERAL OVERSIGHT OF THE MANAGEMENT OF THE PORTFOLIO.

GLOBAL GROWTH SERIES

For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -19.36%, and Service Class shares -19.62%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of -18.98% over the same period for the series' benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index. The MSCI All Country World Free Index is an unmanaged index of developed-country and emerging market equities. During the same period, the average global fund tracked by Lipper Inc. returned -19.53%.

A VOLATILE, UNCERTAIN MARKET ENVIRONMENT

The period was dominated by uncertainty and volatility, two conditions unfavorable for equity markets and especially for growth stocks.

Beginning in early spring of 2002, markets around the world experienced a strong downdraft that lasted into early October. The major factor, in our view, was an expected recovery that didn't happen. Going into 2002, we think investors anticipated a global economic recovery in the second half of the year. When it became clear that was not happening, stock prices fell around the world as expectations of a recovery were pushed out farther and farther. International tension over Iraq and corporate accounting scandals in the United States added to global markets' woes.

In the fourth quarter of 2002, stock markets reversed direction again, rising on news that third-quarter earnings, while not robust, were at least not disappointing.

EMERGING MARKETS AND DEFENSIVE HOLDINGS HELPED PERFORMANCE

In a tough period for most of the developed world, the portfolio's overweighted position in emerging markets, relative to the MSCI Index, helped performance. We think emerging markets did well largely because developing nations such as China and South Korea had a large amount of internal demand that continued to grow over the period. In addition, our research helped us avoid much of the turmoil in Latin American equities caused by political uncertainty in Brazil.

Relatively defensive positioning in international developed markets also helped performance. We tried to avoid some of the global volatility by investing in companies whose businesses we felt would be able to grow despite the ups and downs of the economy. One example was Reed Elsevier, a medical and scientific publisher headquartered in the United Kingdom.

HEALTH CARE AND TELECOMMUNICATIONS HOLDINGS HURT PERFORMANCE

The health care sector, which has historically tended to perform relatively well in a tough economy, suffered over the period. Large pharmaceutical firms found their drug patents challenged by generic drug companies; investors worried that the challenges, if successful, might impair future earnings. In addition, our holdings in Genzyme and Wyeth declined in value as a result of problems with key drug products; both companies were later sold out of the portfolio. In the longer term, however, we think health care is still a growth area, especially considering the aging of the global population.

Telecommunications holdings detracted from performance as prices were driven down by excess capacity and lower-than-expected demand. In the U.S. portion of the portfolio, performance was also hurt by positions in utilities and technology firms. But some overseas technology holdings performed well, including printer makers Canon and Brother.

LOOKING AHEAD

Although stocks rallied in the fourth quarter, we still see a lot of near-term uncertainty. As of the end of the period, we remained somewhat defensively positioned, emphasizing companies that we felt could grow revenues despite a tough overall economy and whose earnings we felt we could project with some confidence.

We feel that an uncertain market plays to our strength, which is bottom-up research into individual companies. During the downturn, we've found companies in a variety of industries that have made themselves leaner and more efficient. If and when the global economy enters a sustained recovery, we think those leaner companies may outperform their competitors as more of their revenues translate into profits.

GLOBAL TELECOMMUNICATIONS SERIES

For the 12 months ended December 31, 2002, Initial Class shares of the series returned -39.38% and Service Class shares provided a total return of -39.64%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of -19.54% over the same period for the series' benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is an unmanaged market-capitalization-weighted total return index that monitors the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. During the same period, the average telecommunications fund tracked by Lipper Inc., returned -41.31%.

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A TRYING YEAR FOR TELECOM

In the telecom industry, 2002 was a year marked by high-profile bankruptcies, questionable (in some cases, fraudulent) accounting practices, and government probes. For many service operators, wireless operators, and network equipment makers, the year started out bad and didn't get much better.

While there was some consolidation within the industry, excess capacity was still an issue. Consumer demand for telecom products and services further declined in 2002. For a third consecutive year, businesses large and small curtailed or postponed capital spending on technology.

There were some bright spots. Beneficiaries were telecom companies that didn't overextend or overspend during the bubble years and were able to build stronger businesses in 2002 through expansion and mergers. Media companies also benefited as corporate spending on advertising improved throughout the year.

SIGNIFICANT POSITIVES TO PERFORMANCE

Our strong stock selection in the leisure sector helped balance some losses and allowed the series to outperform its peer group for the year on a relative basis. Advertising-sensitive Viacom and Fox Entertainment, two of the world's largest media companies, were solid performers. Publishers Tribune and the New York Times also contributed. Timely buys of Clear Channel Communications, the largest radio station operator in the United States, and Gannett, the nation's largest newspaper publisher, also helped buoy overall results.

As the year progressed and we saw stocks in the leisure sector becoming more reasonably valued, we took some profits and put that money back to work in what we felt were undervalued opportunities in select foreign service operators, including Royal KPN (Netherlands), Manitoba Telecom (Canada), and multinational Telefonica, S.A. (Spain).

Our holdings of some of the telecom leaders also helped performance, including wireless provider Vodafone, and local phone companies Verizon Communications, SBC Communications, and BellSouth. We were able to capitalize on their competitive strength and avoid some of the bankruptcy fallout from Global Crossing, WorldCom, and others that weighed heavily on the industry in 2002.

WEAKNESS IN TECHNOLOGY AND WIRELESS

In contrast, series performance was hurt by our holdings in several areas of technology. VERITAS Software, a leader in storage software, and Rational Software, whose offerings target software developers and which was sold out of the portfolio, were hit hard by the cutback in corporate technology spending.

It was also a tough year for semiconductor manufacturers, and we took losses on some of our holdings. However, we sold Micron Technology and QLogic before their stocks' steepest decline and held on to our stakes in companies we feel are positioned to benefit most from a rebound, including chip manufacturers Analog Devices and Texas Instruments. Other technology names that we sold were VeriSign, which suffered as demand weakened for its Internet domain names service, and Concord EFS, which was hurt by strong competition and an earnings inquiry.

Additional detractors to performance included several wireless providers, such as AT&T Wireless and Sprint PCS, as both carriers posted large losses as subscriber growth rates slowed. They were subsequently sold. Cellular tower operator American Tower got caught in their downdraft.

LOOKING AHEAD

After three very difficult years for telecom, we believe that signs of an improving U.S. economy and a better industry outlook are good news for long-term investors. In our opinion, the worst may be over, as many of the corrections that needed to happen after years of feverish investment and mounting debt appear to be well underway. Bankruptcies have cleared some excess capacity and opened the door for consolidation within the industry. We believe the majority of accounting issues are behind us and the extreme valuations of the late `90s have been reined in significantly.

While we are optimistic, we do expect the economy will be a major factor in determining the direction of the industry in 2003. As the economy recovers, we think network equipment providers should benefit from renewed capital expenditures from companies that are now relying on equipment that hasn't been upgraded or replaced in three or four years. A slowly improving economy has already begun to boost advertising revenues for media companies. We also think it will strengthen consumer demand for telecom services.

Finally, we believe that the Internet is alive, well, and here to stay -- and that's good news for telecom. As companies continue to do more business through the Internet, we think it will lead to increased demand for software applications and bandwidth. Equipment and service companies should benefit as more consumers opt for high-speed broadband access in their homes. We also expect new technologies, especially applications related to next-generation cellular networks, to help this sector over the long term.

MANAGED SECTORS SERIES

For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -25.99% and Service Class shares -26.14%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to returns over the same period of -28.03% and -29.82%, respectively, for the series' benchmarks, the Russell 3000 Growth Index and the Lipper Multicap Growth Index. The Lipper fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying funds within their respective fund classifications, adjusted for the reinvestment of capital gains distributions and income dividends.

GROWTH STOCKS DOWN BUT NOT OUT

All three major stock market averages in the U.S. posted their third consecutive losing year in 2002, something that hasn't happened since 1939-1941. Losses were widespread and, in many cases, substantial, as ten of the thirteen sectors we track -- accounting for 97% of the Russell 3000 Growth Index -- lost value over the course of the year. Seven of those ten sectors fell more than 20%.

There were plenty of reasons for the fall, including excess capacity, relatively high valuations, a rash of corporate scandals, increased regulatory scrutiny, and a number of high-profile bankruptcies. Poor performance among technology shares was particularly damaging, as the sector closed the year down 38%. The utilities and communications sector also suffered significant losses, down 43% for the year. The health care sector, considered one of the more defensive groups, also lost traction in 2002, finishing 22% lower.

For all the bad news, the latter part of 2002 did offer a few glimmers of hope for better days to come. Amid a vicious selloff in the third quarter, growth stocks did better than value stocks. The

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fourth quarter brought with it positive returns -- the most meaningful bounce since the fourth quarter of 2001. There were broad-based gains for growth stocks for the quarter, with every sector finishing the period higher. The most beaten-up groups enjoyed a notable lift, with technology up 21% and utilities and communications up 51% for the quarter.

BRIGHT SPOTS IN LEISURE AND CONSUMER SERVICES

Our strong stock selection in the leisure sector helped mitigate some losses and helped the series outperform both benchmarks on a relative basis in 2002. Media companies Viacom and Fox Entertainment were strong contributors to performance, as they benefited from improving advertising trends. Our underweight position in AOL also positively impacted performance, as the world's largest Internet access provider suffered amid weaker subscriber growth, declining average revenue per user, and accounting questions.

Our consumer services stocks helped buoy returns for the year as well. Post-secondary education providers Apollo Group, Career Education Corp., and Corinthian Colleges all delivered strong returns amid solid enrollment growth.

WEAKNESS IN HEALTH CARE

Health care stocks were the primary detractors from series performance for the year. Hospital concern Tenet Healthcare was hit hard in November, after reports of unnecessary surgeries at one Tenet hospital and aggressive Medicare billing at others shocked Wall Street. Biotech company Genzyme also came under pressure as that company worked through sluggish sales of its key drug, Renagel. Also hurting performance were our underweight positions in pharmaceuticals Johnson & Johnson, Merck, Pfizer, and Pharmacia, as all four companies performed better than expected in 2002.

THE YEAR AHEAD

Looking at 2003, we think that securities markets are likely to stay choppy over the near term -- especially given the unpredictability of corporate earnings, the fits and starts of a recovering U.S. economy, and lingering geopolitical concerns.

Against this backdrop, we believe that we'll likely see a muted cyclical rebound in business activity. Cautious consumers, conservative corporate leaders, and the apparent lack of "must have" new technologies, new drug compounds, or new value-added services all suggest limits to more robust and sustainable growth. Competitive forces will likely remain intense in this environment, favoring companies that enjoy some cost advantage in producing and/or delivering their wares.

If 2002 was the year for corporate restructuring, 2003 may be the year for companies to focus on using what they have more effectively to improve their bottom lines and maximize the potential for strong, sustainable earnings growth. We believe that keeping inventories low, consolidating production facilities, and focusing research and development efforts may be important drivers in the coming year for growth companies.

NOTES TO CONTRACT OWNERS: EFFECTIVE AUGUST 5, 2002, A TEAM COMPOSED OF MARGARET
W. ADAMS, S. IRFAN ALI, JOHN E. LATHROP, AND STEPHEN PESEK BECAME THE MANAGEMENT TEAM OF THE PORTFOLIO. TONI Y. SHIMURA IS NO LONGER A MANAGER OF THE PORTFOLIO.

EFFECTIVE FEBRUARY 28, 2002, THE RUSSELL 3000 GROWTH INDEX REPLACED THE STANDARD & POOR'S 500 STOCK INDEX (THE S&P 500) AS A BENCHMARK OF THE SERIES. WE BELIEVE THE RUSSELL 3000 GROWTH INDEX MORE ACCURATELY REFLECTS OUR MULTI-CAP GROWTH DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE SERIES' PERFORMANCE. THE S&P 500, ON THE OTHER HAND, INCLUDES A LARGE PROPORTION OF VALUE STOCKS THAT STAND OUTSIDE OUR INVESTMENT DISCIPLINE.

MASSACHUSETTS INVESTORS TRUST SERIES

For the 12 months ended December 31, 2002, the series provided a total return of -21.22% for Initial Class shares, -21.40 for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but does not reflect any applicable contract or surrender charges, compares with a return over the same period of -22.09% for the series' benchmark, the S&P 500. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that tracks fund performance, returned -23.49%.

A DIFFICULT STOCK MARKET

A sluggish economy, a lack of corporate spending, earnings disappointments, corporate accounting scandals, and fears over war with Iraq undermined investor confidence and resulted in negative returns. Gains made in October and November were somewhat negated by December's mixed economic signals. For the year, a lack of consumer and corporate spending on technology continued to send technology stocks downward, and that impacted all broad market indices.

CONTRIBUTIONS FROM LEISURE, NETWORKING, TELECOMMUNICATIONS

We were overweighted in leisure stocks relative to our benchmark throughout the year and those positions were the biggest contributor to performance. Holdings included Viacom (a diversified media company), Gannett, and New York Times. All three companies benefited from improved advertising revenues and above average growth.

Owning fewer technology stocks than our benchmark also contributed to performance. A difficult spending environment, which led to earnings disappointments throughout the year, coupled with high stock prices, made technology a dangerous place to invest in 2002. The series' performance benefited the most from avoiding stocks such as Intel, Lucent, Nortel, and JDS Uniphase. The positions we did own, such as Cisco, are companies that have industry-leading positions and strong balance sheets.

DISAPPOINTMENTS IN UTILITIES, HEALTH CARE, AND FINANCIALS

Fierce competition and the fallout from Enron and other scandals dogged utility stocks. Although we avoided Quest and WorldCom, communications stocks suffered from competition and too much debt on their balance sheets. However, series performance was helped by better relative returns from AT&T and SBC. We bought these stocks because of their relatively strong balance sheets. AT&T has also been benefiting from improved pricing and SBC has been enjoying a better regulatory environment.

Our health care holdings performed poorly. For example, Genzyme's earnings fell when sales of its best selling drug, Renagel, declined. Long-term use of Wyeth's popular hormone replacement drug, Prempro, was found to be a contributing cause of heart disease and breast cancer. We didn't own two of the group's best performers, Merck and Boston Scientific, and missed the strong performance both produced because their fundamentals turned out to be better than expected.

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Our holdings in financial services did well in the first half of the year but have not met our expectations in the second half. For example, Fleet Boston had major problems caused by its international operations in Brazil and Argentina.

DEPRESSED PRICES PRESENT OPPORTUNITIES

After the steep stock market declines of the past three years, many traditional growth stocks are experiencing a slow down in their growth rates and are in a transition period. In our opinion, the market has a difficult time appropriately valuing these companies, and we believe they present attractive investment opportunities. Safeway (the U.S. company) and Kroger, both supermarket chains, are good examples. The industry consolidated throughout the 1990s, driving double-digit earnings growth for both companies. Now food prices are lower, they have WalMart as a competitor, and there are no more merger synergies to drive growth; these companies have been struggling to rethink their business models. As a result, the current stock price for each of these companies is significantly lower than what we think is reasonable.

MODEST ECONOMIC IMPROVEMENT AMID CONTINUED UNCERTAINTY

While we don't expect a robust economy going forward, we do believe that the worst is over and are expecting a modest recovery in 2003. Mixed economic data and concerns surrounding Iraq and the Korean peninsula continue to create uncertainty for investors. However, we think this is a time that suits our stock-by-stock selection process. While it's impossible to know which areas in the market will do well, our goal is to have a well-diversified portfolio of stocks that we think should do well in any market environment.

MID CAP GROWTH SERIES

For the 12 months ended December 31, 2002, Initial Class and Service Class shares of the series each provided a total return of -47.12%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of -27.41% over the same period for the series' benchmark, the Russell MidCap Growth Index (the Russell Index). The Russell Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. Over the same period, the average mid-cap growth fund tracked by Lipper Inc., returned -28.33%.

AN UNFAVORABLE MARKET ENVIRONMENT

Despite a fourth-quarter rally, 2002 was a challenging year for stock investors, with most equity indices posting double-digit declines. Fundamentals -- key business factors such as earnings, profits, and cash flow -- deteriorated in almost all industries. Business spending virtually evaporated as companies, having failed to reach their own sales targets, postponed spending on new plants, equipment, and hiring. Corporate accounting scandals, as well as geopolitical uncertainty in Iraq and North Korea, added to the market's woes.

DETRACTORS FROM PERFORMANCE

Most of the portfolio's underperformance occurred in the first half of the period, when we held a number of very large positions in stocks that fell dramatically. Until late in 2001, a strategy of holding large positions in stocks in which we had long-term confidence had worked well for the series; in the first half of 2002, however, that strategy worked against us. The prices of many key holdings collapsed, including technology stocks VeriSign and Citrix, and business services firm CSG Systems, all of which were sold, as well as telecom company American Tower Systems, and health care firms Cytyc and Genzyme.

As mentioned in the portfolio's June, 2002 semiannual report, the management team and the strategy of the portfolio were changed in June. We began a transition to a more diversified and less concentrated portfolio, with more companies represented in the series and smaller positions in individual companies. By the end of the year, the transition had been completed, and we believe in 2003 investors will see how this new strategy will perform.

BRIGHT SPOTS IN A DIFFICULT YEAR

In the first half of the period, one of the few areas that benefited performance was our large energy position. After President Bush made his "axis of evil" speech, we believe the market began to price in a war premium, and energy stocks rose. We sold into that strength and took some profits.

In the latter half of the period, we began to see benefits from diversifying into some relatively new areas for the portfolio. In property and casualty insurance and in advertising-sensitive media, which we view as cyclical industries, we invested in what our research indicated were upturns in the business cycle. Insurance firms benefited from price increases, after many years in which competition had cut pricing to unprofitable levels. After falling off in the recession, advertising spending by corporations began to recover in 2002; this helped the stocks of media firms whose revenues come largely from ad sales, including broadcasters and newspaper publishers.

Our increased diversification across the health care sector, with new holdings in the biotechnology and medical device areas, also aided relative performance.

LOOKING AHEAD

We have taken a relatively diversified approach entering the New Year, positioning the portfolio broadly across industries. We anticipate a modest economic recovery throughout the year. However, we expect the market will remain volatile and uncertain through the first half, due to conflicting economic data showing the economy as weak by some measures and strong by other indications. We expect continued uncertainty over Iraq may also hold back any dramatic market advance. We hope to take advantage of this near-term market volatility to continue developing our positions, especially in more traditional growth areas such as technology, retail, and business services.

NOTE TO CONTRACT OWNERS: IN JUNE 2002, DAVID E. SETTE-DUCATI AND ERIC B. FISCHMAN BECAME THE MANAGERS OF THE PORTFOLIO. THE SERIES WAS PREVIOUSLY MANAGED BY MARK REGAN AND MR. SETTE-DUCATI.

RESEARCH SERIES

For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -25.11% and Service Class shares -25.36%. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of -22.09% over the same period for the series' benchmark, the S&P 500.

DIFFICULT YEAR FOR THE STOCK MARKET

All of the large sectors in the S&P 500 posted negative returns for 2002. This was the first time all sectors were down since Standard & Poor's started collecting sector data in 1981. Deteriorating economic conditions, corporate accounting scandals, and the possibility of war with Iraq contributed to the market's decline. Technology, telecommunications, and utilities stocks were particularly hard hit; each was down more than 30% for the year.

Fortunately, we owned few utilities and, relative to the S&P 500, were underweighted in technology and telecommunications. Utilities were weak because of overcapacity fall out from the Enron scandals, and lower revenues that were the result of higher costs. Technology stocks suffered primarily from a lack of corporate spending. Telecommunications companies performed poorly in the face of fierce competition for customers.

SOLID RETURNS FROM FINANCIAL AND DEFENSE STOCKS

Relative to our benchmark, the series was overweighted in financials, especially property and casualty insurance companies, and those holdings helped performance. For the past 12 months, property and casualty insurers were able to increase premiums. As a group, many firms in the sector were up modestly at a time when the rest of the market was down. Within banking, Bank of America, with its strong consumer base and limited exposure to Latin American debt, was a standout for the series because of the strong performance of its consumer business lines.

WEAK PERFORMANCE FROM SELECTED STOCKS

Although financials did well for us as a group, there were a few individual firms that did not perform well at all. FleetBoston was hurt by its exposure to turbulent markets in Brazil and Argentina. Capital One, a credit card company, was forced by bank regulators to increase its bad loan and capital reserves because they believed that the company had become too aggressive in pursuing consumers with weak credit histories.

Other stocks that performed particularly poorly for the portfolio were Tyco, Bristol-Myers Squibb, and Amdocs Ltd. Mismanagement and accounting scandal rocked Tyco. Bristol-Myers' stock declined as many of its drugs came off patent protection. Amdocs Ltd., a software firm that supports the telecommunications industry, was hurt when accounting scandals at its two biggest clients, WorldCom and Qwest, hit those firms.

FUTURE OPPORTUNITIES FROM PHARMACEUTICALS AND UNDERPRICED STOCKS

We think that many of the strong-performing financial stocks are nearing fair value, and we would expect to start switching some of those assets to other holdings. After a year of falling prices, pharmaceutical stocks are now attractively valued, in our opinion. Eli Lilly, Pfizer, and Forest Labs all have a potentially strong lineup of drugs in the approval pipeline and face limited competition from generic drugs.

After a difficult year in the market, we're finding many stocks whose prices are well below what we think they're worth. In particular, we're interested in larger, well-known names in established markets. We feel that some of these well-run companies were unfairly punished by market declines in 2002. We'll be looking closely at companies where we see relatively stable earnings and a broad business mix. We think that business mix is important; if one division of a company falters, other more successful business units may be able to make up the lost earnings.

NOTE TO CONTRACT OWNERS: EFFECTIVE FEBRUARY 28, 2002, DAVID A. ANTONELLI, DIRECTOR OF INTERNATIONAL EQUITY RESEARCH SINCE 1999, BEGAN TO OVERSEE OUR U.S. AND NON-U.S. EQUITY RESEARCH ANALYSTS IN THE ROLE OF DIRECTOR OF GLOBAL EQUITY RESEARCH.

THE COMMITTEE OF MFS RESEARCH ANALYSTS IS RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE SERIES UNDER THE GENERAL SUPERVISION OF MR. ANTONELLI.

TOTAL RETURN SERIES

For the 12 months ended December 31, 2002, the series Initial Class shares provided a total return of -5.69% and Service Class shares -5.88%. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return over the same period of -22.09% and 10.25% respectively for the series' benchmarks, the S&P 500 and the Lehman Brothers Aggregate Bond Index. The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasuries, government-agency securities (excluding mortgage-backed securities), and investment-grade domestic corporate debt. During the same period, the average balanced fund tracked by Lipper Inc., returned -11.71%.

DIFFICULT ENVIRONMENT FOR STOCKS, BETTER FOR BONDS

The stock market was negatively influenced by a weak U.S. economy, disappointing corporate profits, corporate accounting scandals, and the possibility of war with Iraq. The bond portion of the portfolio was positively influenced by increased investor interest in bonds in part because of poor stock market performance. In addition, the U.S. Federal Reserve Board cut interest rates at the end of the period.

BOND HOLDINGS A PLUS FOR PERFORMANCE

Generally, we like to keep 40% to 45% of the portfolio invested in bonds. Because of stock market volatility, we kept the portfolio at the higher end of that range in 2002. Our bond holdings contributed significantly to the portfolio's performance by providing income and a measure of stability to the overall portfolio. Our U.S. Treasury bonds turned in the strongest results for the period. Toward the end of the period, high-grade corporate bond prices began to move up as investors became more optimistic about the U.S. economy.

SOLID CONTRIBUTIONS FROM ENERGY AND FINANCIAL STOCKS

Relative to the S&P 500, we were overweighted in energy. Oil prices remained high throughout the period, attributable in part to tensions in the Middle East, and those higher prices translated into solid earnings.

Banks and insurance companies were among our most successful financial stocks. The bank stocks we held did well because interest rates were low and there were fewer than expected credit problems. Property and casualty insurers were able to raise premiums as their corporate customers sought to maintain their coverage.

POOR PERFORMANCE FROM DRUG, UTILITY, TELECOMMUNICATIONS STOCKS, AND SEARS

Bristol-Myers Squibb illustrates the woes of the pharmaceutical industry. Although many of its older drugs were coming off patent protection, we believed that their new drugs in development would make up for the ones they'd be losing. Unfortunately, enough new drugs did not receive approval to make up the shortfall, and the company's earnings suffered.

Our utilities holdings, which included energy generation companies and telephone companies, were also disappointing. Calpine, which develops power plants and sells energy, built too much generating capacity and accumulated too much debt in the process. Telecommunications companies performed poorly as a result of fierce competition and the creation of too much capacity.

Sears' stock price declined significantly in the fourth quarter when its retail sales continued to be weak and problems surfaced in its credit card business.

POTENTIAL OPPORTUNITIES FROM PHARMACEUTICAL AND RAILROAD STOCKS, HIGH-GRADE CORPORATE BONDS

Despite the poor performance of pharmaceuticals in 2002, we still like the long-term prospects of the group. After a year of falling prices, pharmaceutical stocks are attractively valued, in our opinion. Railroad stocks interest us because we think many are selling at low prices relative to their earnings and they are generating good yields. We believe they should continue to do well when the economy recovers.

We continue to find high-grade bonds attractive but are committed to limiting the series' exposure to individual issuers. In our view, there are many companies with strong balance sheets whose bonds are attractively priced. We favor high-grade corporate bonds in health care, utilities, and defense industries as well as government agencies and mortgage-backed issues. We believe that these bonds should do well in almost any economic climate and offer better yields than U.S. Treasury securities. (The principal value and interest on Treasury securities are guaranteed by the U.S government if held to maturity.)

CAUTIOUS OPTIMISM

There will be a stronger economic recovery, eventually. Right now we are cautiously optimistic about that and own more cyclical stocks as a result. We find paper and chemical companies to be attractive. As of the end of the period, they offer good current dividend yields that we believe will help compensate for any near-term uncertainty, and their prices should respond quickly when the current weak economic recovery becomes stronger. However, geopolitical tensions in the Middle East and the Korean peninsula hang like a dark cloud over world markets. How those tensions are resolved will clearly have an impact on all markets as we progress through 2003.

UTILITIES SERIES

For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -23.87% and Service Class shares -24.09%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of -29.99% over the same period for the series' benchmark, the Standard & Poor's 500-Utilities Index, a capitalization-weighted index of all stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index. Over the same period, the average utility fund tracked by Lipper Inc. returned -23.79%.

DIFFICULT ENVIRONMENT FOR UTILITIES AND TELECOM

The areas in which the series invests, utilities and telecommunications, were two of the worst areas of the market over the period. In addition to having fundamental business problems, those areas became the poster children for what was wrong with American business, as massive fraud was discovered at Enron, WorldCom, and Adelphia.

In the wake of Enron, credit rating agencies seemed to take a dim view of any company with energy trading exposure and saw those firms as needing significantly more capital than most of them had. This initiated a downward spiral that decimated utilities such as Dynegy and Mirant. In our view, the rating agencies largely ignored the fact that Enron went bankrupt because of fraud, not because it was in the energy trading or electric generation business.

In addition, a number of new generating facilities came on line at the same time that a slowing economy lowered electricity demand. This added to the industry's problems by squeezing prices and profits.

In the telecom area, U.S. wireless firms suffered from intense competition that drove prices down. Similarly, cable firms, which had long been viewed as solid businesses with relatively predictable revenue, were hurt as subscriber growth was less than expected. Regional Bell operating companies (RBOCs), the phone companies created by the breakup of AT&T, were hurt by the slow economy and by competition from newer companies. By the end of the period, however, the RBOCs had aggressively cut costs and improved cash flow. This, coupled with an improving regulatory environment, helped to create a rally in these stocks in the final quarter of 2002.

PORTFOLIO STRATEGY AND STRUCTURE

The series has tended to follow a barbell strategy. At one end of the barbell are companies that we regard as relatively "safe" but with smaller growth potential. Those were the firms that did well over the period. They were largely utilities with no trading exposure that paid a solid dividend and had a history of slow but steady growth -- holdings such as KeySpan Energy and Equitable Resources, our largest position at period-end.

Some of our international stocks also did well, including Snam Rete Gas, an Italian gas pipeline company, and National Grid, a British power transmission and distribution firm that has expanded into the northeastern United States.

At the other end of the barbell were stocks that we felt had higher growth potential but were perhaps more volatile. Many of these holdings suffered over the period, along with their industries. Among our positions with energy trading exposure, we sold out of some stocks at relatively good prices; others, including Dynegy and Mirant, hurt performance as they declined sharply.

In the cable industry, we sold out of our Comcast and Cox positions at relatively good prices, but were hurt by the plunge in Charter Communications' stock. Holdings in wireless and wireline phone companies also hurt performance. As mentioned earlier, however, our stocks in regional Bell operating companies such as Verizon and BellSouth began to make up lost ground in the fourth quarter.

OUTLOOK

In the utilities industry, we think stocks will remain volatile in the near term, due to ongoing concern about credit ratings and about difficulties in the trading and electric generation businesses. We think it could take 12 to 24 months to get those concerns behind us. Accordingly, we have tried to pursue a more income-focused strategy, emphasizing higher-yielding bonds and convertible bonds. We believe tremendous values exist, largely in regulated utilities, but we think investors will need patience to realize those values.

In the telecom area, we believe wireline firms have begun to benefit from more-favorable government regulation, and we think we may have already seen a market bottom for that industry. In the wireless arena, we expect to see industry consolidation that may make the environment more positive for the remaining players.

                                   ----------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be more than or less than the line shown. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.)

[CHART]

CAPITAL APPRECIATION SERIES(1)

(For the 10-year period ended December 31, 2002)

            CAPITAL APPRECIATION SERIES - INITIAL CLASS   RUSSELL 1000 GROWTH INDEX
12/31/92                                      $  10,000                   $  10,000
12/31/94                                      $  11,375                   $  10,557
12/31/96                                      $  18,580                   $  17,830
12/31/98                                      $  29,444                   $  32,272
12/31/00                                      $  34,595                   $  33,336
12/31/02                                      $  17,465                   $  19,131

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                  1 YEAR      3 YEARS     5 YEARS   10 YEARS
----------------------------------------------------------------------------
Cumulative Total Return           -32.39%      -55.28%     -23.66%    +74.65%
Average Annual Total Return       -32.39%      -23.53%      -5.26%     +5.73%

Service Class

                                  1 YEAR      3 YEARS     5 YEARS   10 YEARS
----------------------------------------------------------------------------
Cumulative Total Return           -32.57%      -55.42%     -23.90%    +74.10%
Average Annual Total Return       -32.57%      -23.61%      -5.32%     +5.70%

COMPARATIVE INDICES++

                                  1 YEAR      3 YEARS     5 YEARS   10 YEARS
----------------------------------------------------------------------------
Average large-cap growth fund+    -28.63%      -22.67%      -3.48%     +5.72%
Russell 1000 Growth Index#        -27.88%      -23.64%      -3.84%     +6.70%

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART]

EMERGING GROWTH SERIES(1),(2),(11)

(For the period from the commencement of the series' investment operations, May 1, 1995, through December 31, 2002. Index information is from May 1, 1995.)

             EMERGING GROWTH SERIES - INITIAL CLASS    RUSSELL 3000 GROWTH INDEX#
  5/1/95                                  $  10,000                     $  10,000
12/31/96                                  $  14,854                     $  14,937
12/31/98                                  $  24,249                     $  25,964
12/31/00                                  $  34,486                     $  26,958
12/31/02                                  $  14,858                     $  15,593

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                  1 YEAR      3 YEARS     5 YEARS      LIFE*
----------------------------------------------------------------------------
Cumulative Total Return           -34.15%      -65.15%     -17.96%    +48.58%
Average Annual Total Return       -34.15%      -29.63%      -3.88%     +5.30%

Service Class

                                  1 YEAR      3 YEARS     5 YEARS      LIFE*
----------------------------------------------------------------------------
Cumulative Total Return           -34.32%      -65.28%     -18.28%    +48.02%
Average Annual Total Return       -34.32%      -29.72%      -3.96%     +5.25%

COMPARATIVE INDICES++

                                  1 YEAR      3 YEARS     5 YEARS      LIFE*
----------------------------------------------------------------------------
Russell 3000 Growth Index#        -28.03%      -23.44%      -4.11%     +5.97%

* For the period from the commencement of the series' investment operations, May 1, 1995, through December 31, 2002. Index information is from May 1, 1995.
++ Average annual rates of return.
#  Source: Standard & Poor's Micropal, Inc.

[CHART]

GLOBAL GROWTH SERIES(1),(2),(10)

(For the period from the commencement of the series' investment operations, November 16, 1993, through December 31, 2002. Index information is from December 1, 1993.)

          GLOBAL GROWTH SERIES - INITIAL CLASS  MSCI ALL COUNTRY WORLD INDEX
11/16/93                             $  10,000                     $  10,000
12/31/94                             $  10,944                     $  11,071
12/31/96                             $  14,355                     $  14,971
12/31/98                             $  18,973                     $  20,997
12/31/00                             $  27,561                     $  22,917
12/31/02                             $  17,861                     $  15,613

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                  1 YEAR      3 YEARS     5 YEARS     LIFE*
---------------------------------------------------------------------------
Cumulative Total Return           -19.36%      -43.72%      +7.89%   +78.61%
Average Annual Total Return       -19.36%      -17.44%      +1.53%    +6.56%

Service Class

                                  1 YEAR      3 YEARS     5 YEARS     LIFE*
---------------------------------------------------------------------------
Cumulative Total Return           -19.62%      -44.01%      +7.32%   +77.67%
Average Annual Total Return       -19.62%      -17.58%      +1.42%    +6.50%

COMPARATIVE INDICES++

                                  1 YEAR      3 YEARS     5 YEARS     LIFE*
---------------------------------------------------------------------------
Average global fund+              -19.53%      -15.09%      -1.01%    +5.20%
MSCI All Country World Index#     -18.98%      -16.30%      -1.94%    +5.03%

* For the period from the commencement of the series' investment operations, November 16, 1993, through December 31, 2002. Index information is from December 1, 1993.
++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART]

GLOBAL TELECOMMUNICATIONS SERIES(1),(3),(5),(7),(8),(9),(10),(12)

(For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2002. Index information is from September 1, 2000.)

           GLOBAL TELECOMMUNICATIONS SERIES - INITIAL CLASS    MSCI WORLD INDEX
  9/1/00                                          $  10,000           $  10,000
12/31/00                                          $   6,610           $   8,891
12/31/01                                          $   3,862           $   7,422
12/31/02                                          $   2,341           $   5,971

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                                           1 YEAR      LIFE*
----------------------------------------------------------------------------
Cumulative Total Return                                    -39.38%    -76.59%
Average Annual Total Return                                -39.38%    -46.31%

Service Class

                                                           1 YEAR      LIFE*
----------------------------------------------------------------------------
Cumulative Total Return                                    -39.64%    -76.69%
Average Annual Total Return                                -39.64%    -46.41%

COMPARATIVE INDICES++

                                                           1 YEAR      LIFE*
----------------------------------------------------------------------------
Average telecommunications fund+                           -41.31%    -43.80%
MSCI World Index#                                          -19.54%    -19.83%

* For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2002. Index information is from September 1, 2000.
++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART]

MANAGED SECTORS SERIES(1),(3),(8),(12)

(For the 10-year period ended December 31, 2002)

           MANAGED SECTORS SERIES    STANDARD & POOR'S       LIPPER MULTICAP      RUSSELL 3000
             - INITIAL CLASS          500 STOCK INDEX         GROWTH INDEX        GROWTH INDEX
12/31/92                $  10,000            $  10,000             $  10,000         $  10,000
12/31/94                $  10,206            $  11,150             $  11,113         $  10,598
12/31/96                $  15,875            $  18,854             $  17,512         $  17,640
12/31/98                $  22,388            $  32,327             $  26,871         $  30,662
12/31/00                $  32,905            $  35,570             $  34,594         $  31,836
12/31/02                $  15,704            $  24,421             $  18,169         $  18,414

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                  1 YEAR      3 YEARS     5 YEARS   10 YEARS
----------------------------------------------------------------------------
Cumulative Total Return           -25.99%      -62.21%     -21.26%    +57.04%
Average Annual Total Return       -25.99%      -27.70%      -4.67%     +4.62%

Service Class

                                  1 YEAR      3 YEARS     5 YEARS   10 YEARS
----------------------------------------------------------------------------
Cumulative Total Return           -26.14%      -62.33%     -21.50%    +56.56%
Average Annual Total Return       -26.14%      -27.78%      -4.73%     +4.58%

COMPARATIVE INDICES++

                                  1 YEAR      3 YEARS     5 YEARS   10 YEARS
----------------------------------------------------------------------------
Lipper Multicap Growth Index+     -29.82%      -22.70%      -3.34%     +6.15%
Russell 3000 Growth Index#        -28.03%      -23.44%      -4.11%     +6.30%

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART]

MASSACHUSETTS INVESTORS TRUST SERIES(1)

(For the 10-year period ended December 31, 2002)

           MASSACHUSETTS INVESTORS TRUST SERIES- INITIAL CLASS    STANDARD & POOR's 500 STOCK INDEX
12/31/92                                             $  10,000                            $  10,000
12/31/94                                             $  10,724                            $  11,150
12/31/96                                             $  18,481                            $  18,854
12/31/98                                             $  30,199                            $  32,327
12/31/00                                             $  32,397                            $  35,570
12/31/02                                             $  21,511                            $  24,421

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                  1 YEAR      3 YEARS     5 YEARS   10 YEARS
----------------------------------------------------------------------------
Cumulative Total Return           -21.22%      -33.54%     -11.78%   +115.11%
Average Annual Total Return       -21.22%      -12.73%      -2.48%     +7.96%

Service Class

                                  1 YEAR      3 YEARS     5 YEARS   10 YEARS
----------------------------------------------------------------------------
Cumulative Total Return           -21.40%      -33.76%     -12.08%   +114.39%
Average Annual Total Return       -21.40%      -12.83%      -2.54%     +7.92%

COMPARATIVE INDICES++

                                  1 YEAR      3 YEARS     5 YEARS   10 YEARS
----------------------------------------------------------------------------
Average large cap core fund+      -23.49%      -15.32%      -1.90%     +7.55%
Standard & Poor's 500 Stock
  Index#                          -22.09%      -14.54%      -0.58%     +9.34%

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART]

MID CAP GROWTH SERIES(1),(8),(11)

(For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2002. Index information is from September 1, 2000.)

           MID CAP GROWTH SERIES - INITIAL CLASS  RUSSELL MIDCAP GROWTH INDEX#
  9/1/00                               $  10,000                     $  10,000
12/31/01                               $   6,970                     $   5,829
12/31/02                               $   3,686                     $   4,231

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                                 1 YEAR         LIFE*
---------------------------------------------------------------------
Cumulative Total Return                          -47.12%       -63.14%
Average Annual Total Return                      -47.12%       -34.79%

Service Class

                                                 1 YEAR         LIFE*
---------------------------------------------------------------------
Cumulative Total Return                          -47.12%       -63.14%
Average Annual Total Return                      -47.12%       -34.79%

COMPARATIVE INDICES++

                                                 1 YEAR         LIFE*
---------------------------------------------------------------------
Average mid-cap growth fund+                     -28.33%       -29.78%
Russell MidCap Growth Index#                     -27.41%       -30.83%

* For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2002. Index information is from September 1, 2000.
++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART]

RESEARCH SERIES(1)

(For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2002. Index information is from November 1, 1994.)

         RESEARCH SERIES - INITIAL CLASS   STANDARD & POOR's 500 STOCK INDEX#
 11/1/94                       $  10,000                            $  10,000
12/31/94                       $   9,880                            $   9,779
12/31/96                       $  16,813                            $  16,535
12/31/98                       $  25,119                            $  28,351
12/31/00                       $  29,906                            $  31,195
12/31/02                       $  17,603                            $  21,417

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                  1 YEAR       3 YEARS     5 YEARS    LIFE*
---------------------------------------------------------------------------
Cumulative Total Return           -25.11%       -43.55%     -13.37%  +76.03%
Average Annual Total Return       -25.11%       -17.35%      -2.83%   +7.19%

Service Class

                                  1 YEAR       3 YEARS     5 YEARS    LIFE*
---------------------------------------------------------------------------
Cumulative Total Return           -25.36%       -43.81%     -13.77%  +75.21%
Average Annual Total Return       -25.36%       -17.48%      -2.92%   +7.13%

COMPARATIVE INDICES++

                                  1 YEAR       3 YEARS     5 YEARS    LIFE*
---------------------------------------------------------------------------
Standard & Poor's 500 Stock
  Index#                          -22.09%       -14.54%      -0.58%   +9.77%

* For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2002. Index information is from November 1, 1994.
++ Average annual rates of return.
#  Source: Standard & Poor's Micropal, Inc.

[CHART]

TOTAL RETURN SERIES(1),(4),(6)

(For the 10-year period ended December 31, 2002)

             TOTAL RETURN SERIES-INITIAL CLASS   STANDARD & POOR's 500 STOCK INDEX#     LEHMAN BROTHERS AGGREGATE BOND INDEX#
  1/1/93                             $  10,000                            $  10,000                                 $  10,000
12/31/94                             $  11,085                            $  11,150                                 $  10,655
12/31/96                             $  16,027                            $  18,854                                 $  13,082
12/31/98                             $  21,839                            $  32,327                                 $  15,591
12/31/00                             $  26,225                            $  35,570                                 $  17,260
12/31/02                             $  24,862                            $  24,421                                 $  20,637

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                  1 YEAR      3 YEARS     5 YEARS   10 YEARS
----------------------------------------------------------------------------
Cumulative Total Return            -5.69%      +10.70%     +27.17%   +148.62%
Average Annual Total Return        -5.69%       +3.45%      +4.93%     +9.54%

Service Class

                                  1 YEAR      3 YEARS     5 YEARS   10 YEARS
----------------------------------------------------------------------------
Cumulative Total Return            -5.88%      +10.35%     +26.77%   +147.83%
Average Annual Total Return        -5.88%       +3.34%      +4.86%     +9.50%

COMPARATIVE INDICES++

                                  1 YEAR      3 YEARS     5 YEARS   10 YEARS
----------------------------------------------------------------------------
Average balanced fund+            -11.71%       -4.97%      +1.37%     +7.19%
Lehman Brothers Aggregate Bond
Index#                            +10.25%      +10.10%      +7.55%     +7.51%
Standard & Poor's 500 Stock
Index#                            -22.09%      -14.54%      -0.58%     +9.34%

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART]

UTILITIES SERIES(1),(5),(6),(9)

(For the period from the commencement of the series' investment operations, November 16, 1993, through December 31, 2002. Index information is from December 1, 1993.)

          UTILITIES SERIES - INITIAL CLASS  STANDARD & POOR'S 500 - UTILITIES INDEX
11/16/93                         $  10,000                                $  10,000
12/31/94                         $   9,524                                $   8,933
12/31/96                         $  15,174                                $  12,531
12/31/98                         $  23,671                                $  17,937
12/31/00                         $  33,254                                $  25,607
12/31/02                         $  19,156                                $  12,470

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

Initial Class

                                  1 YEAR      3 YEARS     5 YEARS     LIFE*
---------------------------------------------------------------------------
Cumulative Total Return           -23.87%      -38.36%      -4.87%   +91.56%
Average Annual Total Return       -23.87%      -14.90%      -0.99%    +7.39%

Service Class

                                  1 YEAR      3 YEARS     5 YEARS     LIFE*
---------------------------------------------------------------------------
Cumulative Total Return           -24.09%      -38.64%      -5.30%   +90.71%
Average Annual Total Return       -24.09%      -15.02%      -1.08%    +7.33%

COMPARATIVE INDICES++

                                  1 YEAR      3 YEARS     5 YEARS    LIFE*
---------------------------------------------------------------------------
Average utility fund+             -23.79%      -12.82%      -1.96%    +4.66%
Standard & Poor's 500-Utilities
  Index#                          -29.99%       -8.52%      -4.41%    +2.46%

* For the period from the commencement of the series' investment operations, November 16, 1993, through December 31, 2002. Index information is from December 1, 1993.
++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

Returns shown do not reflect the deduction of mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of fees and charges imposed by insurance company separate accounts.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

(1) Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

(3) Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

(4) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

(5) As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

(6) The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

(7) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while it's asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(8) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

(9) By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

(10) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

(11) Investing in mid-sized companies is riskier than investing in more-established companies.

(12) When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

     These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
CAPITAL APPRECIATION SERIES
STOCKS -- 95.9%

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- 88.4%
ADVERTISING & BROADCASTING -- 0.5%
Lamar Advertising Co., "A"*                                101,400   $   3,410,082
                                                                     -------------
AEROSPACE -- 0.9%
Northrop Grumman Corp.                                      64,900   $   6,295,300
                                                                     -------------
APPAREL & TEXTILES -- 0.5%
Nike, Inc., "B"                                             77,000   $   3,424,190
                                                                     -------------
AUTOMOTIVE -- 0.9%
Harley-Davidson, Inc.                                      133,580   $   6,171,396
                                                                     -------------
BIOTECHNOLOGY -- 2.3%
Abbott Laboratories, Inc.                                  136,500   $   5,460,000
Amgen, Inc.*                                               202,400       9,784,016
                                                                     -------------
                                                                     $  15,244,016
                                                                     -------------
BUSINESS MACHINES -- 2.1%
Affiliated Computer Services, Inc., "A"*                    82,500   $   4,343,625
International Business Machines Corp.                      129,900      10,067,250
                                                                     -------------
                                                                     $  14,410,875
                                                                     -------------
BUSINESS SERVICES -- 3.6%
Apollo Group, Inc., "A"*                                    60,200   $   2,648,800
Automatic Data Processing, Inc.                            137,600       5,400,800
BISYS Group, Inc.*                                         290,700       4,622,130
Concord EFS, Inc.*                                         262,000       4,123,880
First Data Corp.                                           217,700       7,708,757
                                                                     -------------
                                                                     $  24,504,367
                                                                     -------------
COMPUTER HARDWARE -- SYSTEMS -- 1.3%
Dell Computer Corp.*                                       334,100   $   8,933,834
                                                                     -------------
COMPUTER SOFTWARE -- 2.0%
Oracle Corp.*                                            1,246,360   $  13,460,688
                                                                     -------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 3.5%
Microsoft Corp.*                                           455,900   $  23,570,030
                                                                     -------------
COMPUTER SOFTWARE -- SERVICES -- 2.4%
SunGard Data Systems, Inc.*                                313,300   $   7,381,348
VERITAS Software Corp.*                                    561,815       8,775,550
                                                                     -------------
                                                                     $  16,156,898
                                                                     -------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.2%
Cadence Design Systems, Inc.*                              189,600   $   2,235,384
Network Associates, Inc.*                                   33,700         542,233
Peoplesoft, Inc.*                                          305,300       5,590,043
                                                                     -------------
                                                                     $   8,367,660
                                                                     -------------
CONGLOMERATES -- 2.1%
General Electric Co.                                       580,750   $  14,141,263
                                                                     -------------
CONSUMER GOODS & SERVICES -- 3.7%
Avon Products, Inc.                                        135,200   $   7,283,224
Gillette Co.                                               276,420       8,392,111
Kimberly-Clark Corp.                                        70,500       3,346,635
Newell Rubbermaid, Inc.                                    106,400       3,227,112
Philip Morris Cos., Inc.                                    71,000       2,877,630
                                                                     -------------
                                                                     $  25,126,712
                                                                     -------------
ELECTRONICS -- 3.6%
Analog Devices, Inc.*                                      433,190   $  10,340,245
Linear Technology Corp.                                    107,900       2,775,188
LSI Logic Corp.*                                           212,120       1,223,933
Maxim Integrated Products, Inc.                             78,100       2,580,424
Novellus Systems, Inc.*                                     85,400       2,398,032
Texas Instruments, Inc.                                    340,410       5,109,554
                                                                     -------------
                                                                     $  24,427,376
                                                                     -------------
ENTERTAINMENT -- 6.7%
AOL Time Warner, Inc.*                                     901,000   $  11,803,100
Clear Channel Communications, Inc.*                        272,395      10,157,610
Fox Entertainment Group, Inc., "A"*                        270,740       7,020,288
Viacom, Inc., "B"*                                         402,787      16,417,598
                                                                     -------------
                                                                     $  45,398,596
                                                                     -------------
FINANCIAL INSTITUTIONS -- 9.6%
American Express Co.                                       252,200   $   8,915,270
Citigroup, Inc.                                            481,003      16,926,496
Fannie Mae                                                  51,200       3,293,696
Freddie Mac                                                242,100      14,296,005
Goldman Sachs Group, Inc.                                  142,680       9,716,508
Merrill Lynch & Co., Inc.                                  220,570       8,370,631
Morgan Stanley Dean Witter & Co.                            97,200       3,880,224
                                                                     -------------
                                                                     $  65,398,830
                                                                     -------------
FINANCIAL SERVICES -- 1.4%
Mellon Financial Corp.                                     351,000   $   9,164,610
                                                                     -------------
FOOD & BEVERAGE PRODUCTS -- 2.8%
Archer-Daniels-Midland Co.                                 105,500   $   1,308,200
Kellogg Co.                                                194,200       6,655,234
PepsiCo, Inc.                                              260,400      10,994,088
                                                                     -------------
                                                                     $  18,957,522
                                                                     -------------
FOREST & PAPER PRODUCTS -- 0.7%
International Paper Co.                                    131,700   $   4,605,549
                                                                     -------------
INDUSTRIAL GASES -- 0.7%
Praxair, Inc.                                               86,900   $   5,020,213
                                                                     -------------
INSURANCE -- 2.5%
Hartford Financial Services Group, Inc.                     73,700   $   3,348,191
MetLife, Inc.                                              206,490       5,583,490
Travelers Property Casualty Corp. "A"*                     516,829       7,571,545
Travelers Property Casualty Corp. "B"*                      17,542         256,990
                                                                     -------------
                                                                     $  16,760,216
                                                                     -------------
MACHINERY -- 1.2%
Danaher Corp.                                              126,800   $   8,330,760
                                                                     -------------
MEDICAL & HEALTH PRODUCTS -- 9.5%
Eli Lilly & Co.                                            178,830   $  11,355,705
Forest Laboratories, Inc.*                                  66,800       6,561,096
Johnson & Johnson Co.                                      268,500      14,421,135
Pfizer, Inc.                                             1,047,785      32,030,787
                                                                     -------------
                                                                     $  64,368,723
                                                                     -------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 3.6%
Cardinal Health, Inc.                                       60,100   $   3,557,319
Express Scripts, Inc.*                                     154,500       7,422,180
Health Management Associates, Inc., "A"                    147,100       2,633,090
Medimmune, Inc.*                                            64,400       1,749,748
Medtronic, Inc.                                            148,100       6,753,360
UnitedHealth Group, Inc.                                    29,200       2,438,200
                                                                     -------------
                                                                     $  24,553,897
                                                                     -------------
OIL SERVICES -- 0.8%
Baker Hughes, Inc.                                         136,500   $   4,393,935
BJ Services Co.*                                            21,100         681,741
                                                                     -------------
                                                                     $   5,075,676
                                                                     -------------
OILS -- 0.4%
Devon Energy Corp.                                          63,600   $   2,919,240
                                                                     -------------
PRINTING & PUBLISHING -- 2.0%
E.W. Scripps Co.                                            19,200   $   1,477,440
Gannett Co., Inc.                                          120,400       8,644,720
New York Times Co., "A"                                     78,100       3,571,513
                                                                     -------------
                                                                     $  13,693,673
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Starwood Hotels & Resorts Co.                              107,000   $   2,540,180
                                                                     -------------
RESTAURANTS & LODGING -- 1.4%
Brinker International, Inc.*                               170,100   $   5,485,725
Cendant Corp.*                                             389,500       4,081,960
                                                                     -------------
                                                                     $   9,567,685
                                                                     -------------
RETAIL -- 7.4%
CVS Corp.                                                  152,700   $   3,812,919
Family Dollar Stores, Inc.                                 131,000       4,088,510

                                     16-CAS

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- continued
RETAIL -- continued
Gap, Inc.                                                  152,300   $   2,363,696
Home Depot, Inc.                                           422,800      10,130,288
Kohl's Corp.*                                              131,700       7,368,615
Target Corp.                                               377,240      11,317,200
The Limited., Inc.                                         222,500       3,099,425
Wal-Mart Stores, Inc.                                      161,600       8,162,416
                                                                     -------------
                                                                     $  50,343,069
                                                                     -------------
SPECIAL PRODUCTS & SERVICES -- 1.3%
3M Co.                                                      72,900   $   8,988,570
                                                                     -------------
TELECOMMUNICATIONS -- 1.0%
EchoStar Communications Corp., "A"*                        301,695   $   6,715,731
                                                                     -------------
TELECOMMUNICATIONS & CABLE -- 1.0%
Comcast Corp. "A"*                                         298,800   $   7,042,716
                                                                     -------------
TELECOMMUNICATIONS -- WIRELINE -- 2.9%
Cisco Systems, Inc.*                                     1,519,440   $  19,904,664
                                                                     -------------
TRANSPORTATION -- 0.5%
United Parcel Service, Inc., "B"                            58,300   $   3,677,564
                                                                     -------------
    Total U.S. Stocks                                                $ 600,672,371
                                                                     -------------
FOREIGN STOCKS -- 7.5%
BERMUDA -- 2.5%
Accenture Ltd., "A" (Business Services)*                   303,600   $   5,461,764
Ace Ltd. (Insurance)                                       115,800       3,397,572
XL Capital Ltd., "A" (Insurance)                           102,300       7,902,675
                                                                     -------------
                                                                     $  16,762,011
                                                                     -------------
CANADA -- 1.2%
Encana Corp. (Oils)                                        257,600   $   8,011,360
                                                                     -------------
FINLAND -- 0.8%
Nokia Corp., ADR (Telecommunications)                      341,900   $   5,299,450
                                                                     -------------
FRANCE -- 1.2%
Aventis S.A. (Pharmaceuticals)                             149,700   $   8,129,004
                                                                     -------------
SWITZERLAND -- 0.5%
Novartis AG (Medical & Health Products)                     95,400   $   3,480,568
                                                                     -------------
UNITED KINGDOM -- 1.3%
Vodafone Group PLC
  (Telecommunications)*                                  4,830,558   $   8,803,298
                                                                     -------------
    Total Foreign Stocks                                             $  50,485,691
                                                                     -------------
    Total Stocks (Identified Cost, $782,791,612)                     $ 651,158,062
                                                                     =============
SHORT-TERM OBLIGATIONS -- 1.0%

                                                  PRINCIPAL AMOUNT
                                                   (000 OMITTED)
General Electric Capital Corp., due 1/02/03,
  at Amortized Cost                                      $   6,961   $   6,960,758
                                                                     -------------
REPURCHASE AGREEMENT -- 3.0%
Goldman Sachs, dated 12/31/02,
  due 01/02/03, total to be received
  $20,318,354 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at cost                                                $  20,317   $  20,317,000
                                                                     -------------
    Total Investments
      (Identified Cost, $810,069,370)                                $ 678,435,820
                                                                     -------------
OTHER ASSETS, LESS LIABILITIES -- 0.1%                                     850,366
                                                                     -------------
    Net Assets -- 100.0%                                             $ 679,286,186
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
EMERGING GROWTH SERIES
STOCKS -- 97.7%

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- 91.7%
ADVERTISING & BROADCASTING -- 0.1%
Lamar Advertising Co., "A"*                                 15,200   $     511,176
                                                                     -------------
AEROSPACE -- 1.4%
Alliant Techsystems, Inc.*                                  13,200   $     823,020
Lockheed Martin Corp.                                       36,900       2,130,975
Northrop Grumman Corp.                                      28,500       2,764,500
                                                                     -------------
                                                                     $   5,718,495
                                                                     -------------
APPAREL & TEXTILES -- 0.1%
Nike, Inc., "B"                                             11,860   $     527,414
                                                                     -------------
AUTOMOTIVE -- 1.1%
Harley-Davidson, Inc.                                       98,900   $   4,569,180
                                                                     -------------
BANKS & CREDIT COS. -- 0.5%
First Tennessee National Corp.                              21,300   $     765,522
New York Community Bancorp, Inc.                            46,400       1,340,032
                                                                     -------------
                                                                     $   2,105,554
                                                                     -------------
BEVERAGES -- 0.5%
Pepsi Bottling Group, Inc.                                  81,900   $   2,104,830
                                                                     -------------
BIOTECHNOLOGY -- 2.3%
Abbott Laboratories, Inc.                                   21,560   $     862,400
Amgen, Inc.*                                               111,100       5,370,574
Guidant Corp.*                                              61,600       1,900,360
Waters Corp.*                                               67,700       1,474,506
                                                                     -------------
                                                                     $   9,607,840
                                                                     -------------
BUSINESS MACHINES -- 1.6%
Affiliated Computer Services, Inc., "A"*                    57,540   $   3,029,481
Hewlett-Packard Co.                                        114,200       1,982,512
International Business Machines Corp.                       20,100       1,557,750
                                                                     -------------
                                                                     $   6,569,743
                                                                     -------------
BUSINESS SERVICES -- 6.3%
Apollo Group, Inc., "A"*                                    68,630   $   3,019,720
ARAMARK Corp., "B"*                                        102,570       2,410,395
Automatic Data Processing, Inc.                             21,483         843,208
BEA Systems, Inc.*                                         117,392       1,346,486
BISYS Group, Inc.*                                         327,400       5,205,660
ChoicePoint, Inc.*                                          30,900       1,220,241
Concord EFS, Inc.*                                          74,800       1,177,352
DST Systems, Inc.*                                          64,300       2,285,865
First Data Corp.                                           110,206       3,902,394
Fiserv, Inc.*                                               69,260       2,351,377
Iron Mountain, Inc.*                                        36,130       1,192,651
Manpower, Inc.                                              24,040         766,876
Robert Half International, Inc.*                            35,350         569,489
                                                                     -------------
                                                                     $  26,291,714
                                                                     -------------
COMPUTER HARDWARE -- SYSTEMS -- 1.8%
Dell Computer Corp.*                                       224,680   $   6,007,943
Lexmark International, Inc.*                                27,322       1,652,981
                                                                     -------------
                                                                     $   7,660,924
                                                                     -------------
COMPUTER SERVICES -- 0.1%
CDW Computer Centers, Inc.*                                  7,200   $     315,720
                                                                     -------------
COMPUTER SOFTWARE -- 1.9%
Oracle Corp.*                                              624,097   $   6,740,248
Software HOLDRs Trust                                       47,900       1,292,821
                                                                     -------------
                                                                     $   8,033,069
                                                                     -------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 2.9%
Electronic Arts, Inc.*                                      23,300   $   1,159,641
Intuit, Inc.*                                               29,500       1,384,140
Mercury Interactive Corp.*                                  41,900       1,239,821
Microsoft Corp.*                                           159,900       8,266,830
                                                                     -------------
                                                                     $  12,050,432
                                                                     -------------

                                     17-EGS

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- continued
COMPUTER SOFTWARE -- SERVICES -- 2.5%
SunGard Data Systems, Inc.*                                233,540   $   5,502,203
VERITAS Software Corp.*                                    330,010       5,154,756
                                                                     -------------
                                                                     $  10,656,959
                                                                     -------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.5%
Cadence Design Systems, Inc.*                               59,800   $     705,042
Network Associates, Inc.*                                   69,760       1,122,438
Peoplesoft, Inc.*                                          237,700       4,352,287
                                                                     -------------
                                                                     $   6,179,767
                                                                     -------------
CONGLOMERATES -- 0.5%
General Electric Co.                                        79,700   $   1,940,695
Tyco International Ltd.                                      3,000          51,240
                                                                     -------------
                                                                     $   1,991,935
                                                                     -------------
CONSUMER GOODS & SERVICES -- 1.7%
Avon Products, Inc.                                         83,120   $   4,477,674
Gillette Co.                                                43,560       1,322,482
Kimberly-Clark Corp.                                        11,560         548,753
Newell Rubbermaid, Inc.                                     17,130         519,553
Philip Morris Cos., Inc.                                    11,240         455,557
                                                                     -------------
                                                                     $   7,324,019
                                                                     -------------
CONTAINERS -- 0.1%
Smurfit-Stone Container Corp.*                              39,600   $     609,484
                                                                     -------------
ELECTRONICS -- 3.8%
Advanced Micro Devices, Inc.*                               98,600   $     636,956
Analog Devices, Inc.*                                      252,372       6,024,120
KLA-Tencor Corp.*                                            9,700         343,089
Linear Technology Corp.                                     54,220       1,394,539
Maxim Integrated Products, Inc.                             51,900       1,714,776
Microchip Technology, Inc.                                 101,700       2,486,565
Novellus Systems, Inc.*                                     96,576       2,711,854
Texas Instruments, Inc.                                     52,640         790,126
                                                                     -------------
                                                                     $  16,102,025
                                                                     -------------
ENTERTAINMENT -- 5.8%
AOL Time Warner, Inc.*                                     141,800   $   1,857,580
Blockbuster, Inc., "A"*                                     26,400         323,400
Clear Channel Communications, Inc.*                        156,810       5,847,445
Entercom Communications Corp.*                              43,888       2,059,225
Fox Entertainment Group, Inc., "A"*                        140,694       3,648,196
Hearst-Argyle Television, Inc.*                             45,240       1,090,736
Hispanic Broadcasting Corp.*                                75,800       1,557,690
Univision Communications, Inc., "A"*                        38,700         948,150
Viacom, Inc., "B"*                                         168,950       6,886,402
                                                                     -------------
                                                                     $  24,218,824
                                                                     -------------
FINANCIAL INSTITUTIONS -- 5.5%
American Express Co.                                        38,670   $   1,366,985
Citigroup, Inc.                                            143,959       5,065,917
Fannie Mae                                                   8,370         538,442
Freddie Mac                                                 99,530       5,877,247
Goldman Sachs Group, Inc.                                   60,074       4,091,039
Lehman Brothers Holdings, Inc.                              10,400         554,216
Merrill Lynch & Co., Inc.                                  108,524       4,118,486
Morgan Stanley Dean Witter & Co.                            15,800         630,736
TCF Financial Corp.                                         21,700         948,073
                                                                     -------------
                                                                     $  23,191,141
                                                                     -------------
FINANCIAL SERVICES -- 1.2%
Investors Financial Services Corp.                          39,100   $   1,070,949
Mellon Financial Corp.                                      52,400       1,368,164
National Commerce Financial Corp.                           19,200         457,920
SLM Corp.                                                   20,000       2,077,200
                                                                     -------------
                                                                     $   4,974,233
                                                                     -------------
FOOD & BEVERAGE PRODUCTS -- 2.4%
Archer-Daniels-Midland Co.                                  22,100   $     274,040
Hershey Foods Corp.                                         17,300       1,166,712
Kellogg Co.                                                 30,580       1,047,977
PepsiCo, Inc.                                              114,560   $   4,836,723
Sysco Corp.                                                 95,000       2,830,050
                                                                     -------------
                                                                     $  10,155,502
                                                                     -------------
FOREST & PAPER PRODUCTS -- 0.9%
International Paper Co.                                    109,600   $   3,832,712
                                                                     -------------
HEALTHCARE -- 2.2%
Caremark Rx, Inc.*                                         279,040   $   4,534,400
First Health Group Corp.*                                   79,100       1,926,085
Weight Watchers International, Inc.*                        58,560       2,692,003
                                                                     -------------
                                                                     $   9,152,488
                                                                     -------------
INDUSTRIAL -- 0.2%
Rockwell Automation, Inc.                                   45,300   $     938,163
                                                                     -------------
INDUSTRIAL GASES -- 1.1%
Praxair, Inc.                                               76,730   $   4,432,692
                                                                     -------------
INSURANCE -- 1.9%
American International Group, Inc.                          26,200   $   1,515,670
Arthur J. Gallagher & Co.                                   53,100       1,560,078
Hartford Financial Services Group, Inc.                     11,800         536,074
MetLife, Inc.                                               38,910       1,052,126
Safeco Corp.                                                21,350         740,205
Travelers Property Casualty Corp. "A"*                     165,866       2,429,937
Travelers Property Casualty Corp. "B"*                       2,915          42,705
                                                                     -------------
                                                                     $   7,876,795
                                                                     -------------
INTERNET -- 0.6%
Expedia, Inc.*                                              12,500   $     836,627
Yahoo, Inc.*                                               104,900       1,715,115
                                                                     -------------
                                                                     $   2,551,742
                                                                     -------------
MACHINERY -- 0.3%
Danaher Corp.                                               20,030   $   1,315,971
                                                                     -------------
MANUFACTURING -- 0.3%
ITT Industries, Inc.                                        15,300   $     928,557
Mattel, Inc.                                                27,700         530,455
                                                                     -------------
                                                                     $   1,459,012
                                                                     -------------
MEDIA -- 0.4%
LIN TV Corp.*                                                5,140   $     125,159
Westwood One, Inc.*                                         37,520       1,401,747
                                                                     -------------
                                                                     $   1,526,906
                                                                     -------------
MEDICAL & HEALTH PRODUCTS -- 7.4%
AmerisourceBergen Corp.                                     15,400   $     836,374
Applera Corp.-- Applied Biosystems Group                    19,828         347,783
DENTSPLY International, Inc.                                38,900       1,447,080
Eli Lilly & Co.                                             72,470       4,601,845
Forest Laboratories, Inc.*                                  33,340       3,274,655
IDEC Pharmaceuticals Corp.*                                  6,200         205,654
Johnson & Johnson Co.                                      122,480       6,578,401
Pfizer, Inc.                                               357,310      10,922,966
Stryker Corp.                                               17,900       1,201,448
Varian Medical Systems, Inc.*                               34,930       1,732,528
                                                                     -------------
                                                                     $  31,148,734
                                                                     -------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 7.2%
Biogen, Inc.*                                               34,300   $   1,374,058
Cardinal Health, Inc.                                       18,220       1,078,442
Cytyc Corp.*                                               197,420       2,013,684
Express Scripts, Inc.*                                      84,780       4,072,831
Genzyme Corp.*                                              99,910       2,954,439
Health Management Associates, Inc., "A"                     64,930       1,162,247
IMS Health, Inc.                                            48,100         769,600
Invitrogen Corp.*                                           37,800       1,182,762
Laboratory Corp. of America Holdings*                       50,240       1,167,578
LifePoint Hospitals, Inc.*                                  20,200         604,606

                                     18-EGS

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- continued
MEDICAL & HEALTH TECHNOLOGY SERVICES -- continued
Lincare Holdings, Inc.*                                     93,570   $   2,958,683
Medimmune, Inc.*                                           116,580       3,167,479
Medtronic, Inc.                                             81,900       3,734,640
UnitedHealth Group, Inc.                                    29,080       2,428,180
Wellpoint Health Networks, Inc.*                            23,420       1,666,567
                                                                     -------------
                                                                     $  30,335,796
                                                                     -------------
OIL SERVICES -- 1.9%
Baker Hughes, Inc.                                         107,390   $   3,456,884
BJ Services Co.*                                            96,620       3,121,792
Cooper Cameron Corp.*                                       22,760       1,133,903
Noble Corp.*                                                 9,200         323,380
                                                                     -------------
                                                                     $   8,035,959
                                                                     -------------
PHARMACEUTICALS -- 0.6%
Celgene Corp.*                                              25,300   $     543,191
Mylan Laboratories, Inc.                                    59,690       2,083,181
                                                                     -------------
                                                                     $   2,626,372
                                                                     -------------
PRINTING & PUBLISHING -- 2.5%
E.W. Scripps Co., "A"                                       20,240   $   1,557,468
Gannett Co., Inc.                                           18,530       1,330,454
McGraw-Hill Cos., Inc.                                      41,920       2,533,645
Meredith Corp.                                              20,200         830,422
New York Times Co., "A"                                     42,090       1,924,775
Scholastic Corp.*                                           11,700         420,615
Tribune Co.                                                 38,200       1,736,572
                                                                     -------------
                                                                     $  10,333,951
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.9%
Starwood Hotels & Resorts Co.                              159,260   $   3,780,832
                                                                     -------------
RESTAURANTS & LODGING -- 3.2%
Brinker International, Inc.*                               120,230   $   3,877,418
CEC Entertainment, Inc.*                                    43,790       1,344,353
Cendant Corp.*                                             291,080       3,050,518
Hilton Hotels Corp.                                         67,600         859,196
Outback Steakhouse, Inc.                                   111,720       3,847,637
Starbucks Corp.*                                            25,950         528,861
                                                                     -------------
                                                                     $  13,507,983
                                                                     -------------
RETAIL -- 7.3%
Abercrombie & Fitch Co.*                                    18,500   $     378,510
BJ's Wholesale Club, Inc.*                                  42,820         783,606
Cost Plus, Inc.*                                            13,000         372,710
CVS Corp.                                                   26,100         651,717
Dollar Tree Stores, Inc.*                                   25,900         636,363
Ethan Allen Interiors, Inc.                                 15,800         543,046
Family Dollar Stores, Inc.                                 127,540       3,980,523
Gap, Inc.                                                   24,000         372,480
Home Depot, Inc.                                           191,000       4,576,360
Kohl's Corp.*                                               60,320       3,374,904
Limited Brands, Inc.                                        35,100         488,943
Linens 'n Things, Inc.*                                     21,100         476,860
Nordstrom, Inc.                                             43,500         825,195
Office Depot, Inc.*                                         55,300         816,228
PETsMART, Inc.*                                             60,000       1,027,800
Talbots, Inc.                                               54,500       1,500,385
Target Corp.                                               133,320       3,999,600
Tiffany & Co.                                               53,750       1,285,162
TJX Cos., Inc.                                              37,400         730,048
Wal-Mart Stores, Inc.                                       24,790       1,252,143
Walgreen Co.                                                74,140       2,164,147
Williams-Sonoma, Inc.*                                      23,920         649,428
                                                                     -------------
                                                                     $  30,886,158
                                                                     -------------
SPECIAL PRODUCTS & SERVICES -- 0.8%
Millipore Corp.                                             49,600   $   1,686,400
3M Co.                                                      12,010       1,480,833
                                                                     -------------
                                                                     $   3,167,233
                                                                     -------------
TECHNOLOGY -- 0.1%
Macrovision Corp.*                                          21,000   $     336,420
                                                                     -------------
TELECOMMUNICATIONS -- 2.0%
California Amplifier, Inc.*                                    135   $         677
Cox Communications, Inc., "A"*                              41,700       1,184,280
Crown Castle International Corp.*                          357,100       1,339,125
EchoStar Communications Corp., "A"*                        254,070       5,655,598
RF Micro Devices, Inc.*                                     38,200         279,242
                                                                     -------------
                                                                     $   8,458,922
                                                                     -------------
TELECOMMUNICATIONS & CABLE -- 0.8%
Comcast Corp. "A"*                                          46,500   $   1,096,005
Comcast Corp. "Special A"*                                  98,840       2,229,830
                                                                     -------------
                                                                     $   3,325,835
                                                                     -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.2%
American Tower Corp., "A"*                                 186,260   $     657,498
                                                                     -------------
TELECOMMUNICATIONS -- WIRELINE -- 2.5%
Advanced Fibre Communications, Inc.*                        51,230   $     852,979
Cisco Systems, Inc.*                                       605,761       7,935,469
QLogic Corp.*                                               20,760         716,428
USA Interactive, Inc.*                                      42,100         962,406
                                                                     -------------
                                                                     $  10,467,282
                                                                     -------------
TRANSPORTATION -- 0.5%
United Parcel Service, Inc., "B"                            36,560   $   2,306,205
                                                                     -------------
TRANSPORTATION -- SERVICES -- 0.2%
Expeditors International of
  Washington, Inc.                                          20,600   $     672,590
                                                                     -------------
TRUCKING -- 0.1%
Swift Transportation, Inc.*                                 20,600   $     412,371
                                                                     -------------
    Total U.S. Stocks                                                $ 385,016,602
                                                                     -------------
FOREIGN STOCKS -- 6.0%
BERMUDA -- 1.4%
Accenture Ltd., "A" (Business Services)*                   119,380   $   2,147,646
Ace Ltd. (Insurance)                                        56,600       1,660,644
XL Capital Ltd., "A" (Insurance)                            25,070       1,936,658
                                                                     -------------
                                                                     $   5,744,948
                                                                     -------------
CANADA -- 0.5%
Biovail Corp. (Pharmaceuticals)*                            27,146   $     716,926
Encana Corp. (Oils)                                         40,240       1,251,464
                                                                     -------------
                                                                     $   1,968,390
                                                                     -------------
FINLAND -- 0.2%
Nokia Corp., ADR (Telecommunications)                       60,930   $     944,415
                                                                     -------------
FRANCE -- 0.3%
Aventis S.A. (Pharmaceuticals)                              24,710   $   1,341,801
                                                                     -------------
GERMANY -- 1.0%
Bayerische Motoren Werke AG
  (Automotive)                                              67,100   $   2,034,261
SAP AG, ADR (Computer
  Software -- Systems)                                     103,400       2,016,300
                                                                     -------------
                                                                     $   4,050,561
                                                                     -------------
ISRAEL -- 1.2%
Teva Pharmaceutical Industries Ltd.
  (Pharmaceuticals)                                        126,500   $   4,884,165
                                                                     -------------
NETHERLANDS -- 0.4%
ASM Lithography Holding N.V. (Computer
  Software -- Systems)*                                     33,000   $     275,880
STMicroelectronics N.V. (Electronics)                       74,630       1,456,031
                                                                     -------------
                                                                     $   1,731,911
                                                                     -------------
NORWAY
Tandberg ASA (Telecommunications)*                           9,700   $      55,961
                                                                     -------------
SWITZERLAND -- 0.1%
Novartis AG (Medical & Health Products)                     15,000   $     547,259
                                                                     -------------

                                     19-EGS

ISSUER                                                     SHARES        VALUE
FOREIGN STOCKS -- continued
TAIWAN -- 0.2%
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR (Electronics)*                             133,843   $     943,593
                                                                     -------------
UNITED KINGDOM -- 0.7%
Shire Pharmaceuticals Group PLC, ADR
  (Medical & Health Technology Services)*                   82,000   $   1,548,980
Vodafone Group PLC, ADR
  (Telecommunications)                                      58,939   $   1,067,975
Willis Group Holdings Ltd. (Insurance)*                     17,870         512,333
                                                                     -------------
                                                                     $   3,129,288
                                                                     -------------
    Total Foreign Stocks                                             $  25,342,292
                                                                     -------------
    Total Stocks (Identified Cost, $457,312,410)                     $ 410,358,894
                                                                     =============
SHORT-TERM OBLIGATIONS -- 1.6%

                                                  PRINCIPAL AMOUNT
                                                    (000 OMITTED)
General Electric Capital Corp., due
  1/02/03, at Amortized Cost                               $ 6,474   $   6,473,775
                                                                     -------------
REPURCHASE AGREEMENT -- 1.3%
Merrill Lynch, dated 12/31/02,
  due 1/2/03, total to be received
  $5,587,651 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at cost                                                  $ 5,587   $   5,587,279
                                                                     -------------
    Total Investments
      (Identified Cost, $469,373,464)                                $ 422,419,948
                                                                     -------------
CALL OPTIONS WRITTEN

                                                  PRINCIPAL AMOUNT
                                                    OF CONTRACTS
ISSUER/EXPIRATION MONTH/PRICE                       (000 OMITTED)
Express Scripts, Inc.*/January/50                          $    (3)  $      (2,940)
Forest Laboratories, Inc.*/January/100                         (11)        (25,850)
Genzyme Corp.*/January/35                                      (15)         (6,040)
Harley Davidson, Inc./January/50                               (18)         (6,370)
Lexmark International, Inc.*/January/65                         (5)         (3,120)
VERITAS Software Corp.*/January/17.5                           (15)         (4,620)
                                                                     -------------
    Total Call Options Written
      (Premiums Received, $111,692)                                  $     (48,940)
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.6)%                                            (2,347,380)
                                                                     -------------
    Net Assets -- 100.0%                                             $ 420,023,628
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
GLOBAL GROWTH SERIES
STOCKS -- 96.6%

ISSUER                                                     SHARES        VALUE
FOREIGN STOCKS -- 65.7%
AUSTRALIA -- 1.2%
Australia & New Zealand Banking Group Ltd.
  (Banks & Credit Cos.)*                                    73,330   $     715,655
John Fairfax Holdings, Ltd. (Printing &
  Publishing)                                              112,000         202,860
News Corp Ltd. (Media)*                                     84,369         544,813
TABCORP Holdings Ltd.
  (Printing & Publishing)                                  110,850         664,060
                                                                     -------------
                                                                     $   2,127,388
                                                                     -------------
AUSTRIA -- 0.1%
Erste Bank der Oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                        3,000   $     201,745
                                                                     -------------
BELGIUM -- 0.4%
Fortis (Financial Services)                                 39,430   $     688,633
                                                                     -------------
BERMUDA -- 0.8%
Accenture Ltd. "A" (Business Services)*                     26,400   $     474,936
Ace Ltd. (Insurance)                                        10,100         296,334
XL Capital Ltd. (Insurance)                                  8,800         679,800
                                                                     -------------
                                                                     $   1,451,070
                                                                     -------------
BRAZIL -- 0.9%
Aracruz Celulose S.A. (Forest & Paper Products)             34,350   $     637,536
Celular CRT Participacoes S.A., Preferred
  (Telecommunications)                                           0               2
Companhia Vale Do Rio Doce (Metals & Minerals)*              5,200         150,332
Gerdau S.A., ADR (Steel)                                     8,400          74,760
Petroleo Brasileiro S.A., ADR
  (Oils & Gas)                                              40,080         598,795
                                                                     -------------
                                                                     $   1,461,425
                                                                     -------------
CANADA -- 1.5%
Bank Nova Scotia (Banks & Credit Cos.)                       9,800   $     326,791
Encana Corp. (Utilities -- Gas)                             71,000       2,198,550
                                                                     -------------
                                                                     $   2,525,341
                                                                     -------------
CHINA -- 2.1%
Beijing Datang Power Generation Co.
  Ltd. (Telecommunications -- Wireless)                    278,000   $      90,013
China Mobile (Hong Kong) Ltd.
  (Telecommunications)*                                    364,000         868,189
China Mobile (Hong Kong) Ltd., ADR
  (Telecommunications)*                                     12,910         155,953
China Oilfield Services, Ltd. (Oil Services)*            1,454,000         354,257
China Telecom Corp. Ltd
  (Telecommunications -- Wireless)*                      1,162,000         204,139
Denway Motors, Ltd. (Automotive)                         1,874,000         636,818
Huaneng Power International, Inc.
  (Telecommunications -- Wireless)                         802,000         642,768
PetroChina Co. Ltd. (Oils)                                 744,000         147,879
TCL International Holdings, Ltd. (Consumer Products)     1,311,500         403,627
                                                                     -------------
                                                                     $   3,503,643
                                                                     -------------
DENMARK -- 0.6%
Danske Bank (Banks & Credit Cos.)                           64,730   $   1,069,222
                                                                     -------------
EGYPT -- 0.1%
Egypian Co.
  (Telecommunications -- Wireless)                          19,410   $     129,961
                                                                     -------------
ESTONIA
AS Eesti Telekom, GDR
  (Telecommunications)                                         290   $       5,322
                                                                     -------------
FINLAND -- 0.3%
Nokia Corp., ADR (Telecommunications)                       29,900   $     463,450
                                                                     -------------

                                     20-GGS

ISSUER                                                     SHARES        VALUE
FRANCE STOCKS -- continued
FRANCE -- 5.2%
Aventis S.A. (Pharmaceuticals)                              55,130   $   2,993,667
BNP Paribas S.A. (Banks & Credit Cos.)                      13,810         562,143
Carrefour S.A. (Supermarket)                                 7,600         338,043
Generale de Sante (Healthcare)*                             31,650         363,307
Sanofi-Synthelabo S.A. (Medical & Health
  Products)                                                 33,840       2,066,389
Schneider Electric (Machinery)                              13,120         620,154
Societe Television Francaise 1 (Media)                      10,173      271,515
Total Fina Elf S.A., "B" (Oils)                             11,940       1,703,524
                                                                     -------------
                                                                     $   8,918,742
                                                                     -------------
GERMANY -- 2.3%
Bayerische Motoren Werke AG
  (Automotive)                                              31,030   $     940,732
Celanese AG (Chemicals)                                     21,360         470,226
Fresenius Medical Care AG (Medical &
  Health Products)                                          29,432         883,955
Linde AG (Conglomerates)                                    17,700         649,422
Porsche AG (Automotive)                                      1,614         670,015
Schering AG (Pharmaceuticals)                                5,620         244,200
                                                                     -------------
                                                                     $   3,858,550
                                                                     -------------
GREECE -- 0.2%
Hellenic Bottling (Food & Beverages)                        21,000   $     291,029
                                                                     -------------
HONG KONG -- 0.4%
Citic Pacific Ltd.
  (Telecommunications -- Wireless)                          71,000   $     130,650
CNOOC Ltd. (Oils)                                          117,500         153,687
Hong Kong Electric Holdings Ltd.
  (Utilities -- Electric)                                   40,000         151,572
SmarTone Telecommunications Holdings,
  Ltd. (Telecommunications -- Wireless)                    289,000         322,417
                                                                     -------------
                                                                     $     758,326
                                                                     -------------
HUNGARY -- 0.2%
OTP Bank (Banks & Credit Cos.)                              16,500   $     323,400
                                                                     -------------
INDIA -- 0.9%
Hindustan Lever Ltd. (Consumer Products)                    45,600   $     173,023
Hindustan Petroleum Corp. Ltd. (Oils)                       22,300         134,056
Housing Development Finance Corp.,
  Ltd. (Financial Services)                                 87,572         654,870
ICICI Bank Ltd., ADR (Banks & Credit Cards)                 39,554         257,101
Reliance Industries Ltd. (Conglomerate)                     31,700         197,017
Sun Pharmaceutical (Pharmaceuticals)                         6,600          82,259
                                                                     -------------
                                                                     $   1,498,326
                                                                     -------------
INDONESIA -- 0.1%
PT Telekomunikasi Indonesia
  (Telecommunications)                                     357,500   $     153,957
                                                                     -------------
IRELAND -- 0.8%
Bank Of Ireland (Banks & Credit Cos.)                       98,700   $   1,012,904
Irish Life & Permanent PLC (Financial Institutions)         34,620         373,809
                                                                     -------------
                                                                     $   1,386,713
                                                                     -------------
ISRAEL -- 0.6%
Bank Leumi Le Israel (Banks & Credit Cos.)                 142,000   $     148,412
Check Point Software Technologies
  Ltd. (Computer Software -- Services)*                     23,710         307,519
Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)*                                        13,050         490,680
                                                                     -------------
                                                                     $     946,611
                                                                     -------------
JAPAN -- 8.9%
Brother Industries, Ltd. (Electronics)                     225,000   $   1,427,097
Canon, Inc. (Business Machines)                             29,000       1,091,897
Credit Saison Co., Ltd. (Banks & Credit Cos.)               53,100   $     905,723
Fanuc Ltd. (Manufacturing)                                  17,700         782,724
Fast Retailing Co. (Retail)                                 21,100         742,908
Honda Motor Co., Ltd. (Automotive)                          35,700       1,320,106
Namco Ltd. (Leisure)                                        33,100         554,269
Nippon Electric Glass Co., Ltd.
  (Manufacturing)                                           60,000         603,942
Nissan Motor Co. (Automotive)                              206,700       1,612,232
Shiseido Co., Ltd. (Consumer Products)                     106,000       1,377,679
Sompo Japan Insurance, Inc.,
  (Insurance)                                              114,000         665,448
Stanley Electric Co., Ltd. (Electronics)                    75,000         837,054
Tokyo Gas Co., Ltd. (Gas)                                  652,000       2,042,992
UNI-Charm Corp. (Forest & Paper Products)                   29,000       1,150,522
                                                                     -------------
                                                                     $  15,114,593
                                                                     -------------
MALAYSIA -- 0.6%
Malayan Banking Berhad (Banks &
  Credit Cos.)                                              71,200   $     138,671
Resorts World Berhad (Entertainment)                        50,000         123,043
Sime Darby Berhad (Financial Institutions)                 297,000         387,714
Tenaga Nasional Berhad
  (Utilities -- Electric)                                  146,000         365,048
                                                                     -------------
                                                                     $   1,014,476
                                                                     -------------
MEXICO -- 2.4%
America Movil S.A. de C.V., ADR
  (Telecommunications)                                      42,500   $     610,300
Coca-Cola Femsa S.A., ADR (Beverages)                       22,500         402,750
Fomento Economico Mexicano S.A.
  (Food & Beverage Products)                                 4,020         146,408
Grupo Financiero Banorte S.A. de C.V.
  (Finance)*                                               145,710         356,755
Grupo Financiero BBVA Bancomer, S.A.
  de C.V. (Financial Services)*                            203,200         154,327
Grupo Modelo S.A. de C.V.
  (Beverages)*                                             313,400         767,025
Grupo Televisa S.A., ADR
  (Entertainment)*                                           5,300         148,029
Kimberly-Clark de Mexico S.A. de C.V
  (Forest & Paper Products)                                 63,880         147,203
Telefonos de Mexico S.A., ADR
  (Telecommunications -- Wireline)                          34,480       1,102,671
Wal-Mart de Mexico S.A. de C.V.
  "Series V" (Retail)*                                     123,557         282,348
                                                                     -------------
                                                                     $   4,117,816
                                                                     -------------
NETHERLANDS -- 3.6%
Akzo Nobel N.V. (Chemicals)                                 28,470   $     902,218
Fugro N.V. (Engineering & Construction)*                    11,722         529,989
Koninklijke KPN N.V.
  (Telecommunications)                                     207,060       1,345,779
Koninklijke Philips Electronics
  N.V. (Electronics)                                        40,610         710,944
Unilever N.V. (Consumer Goods
  & Services)                                               29,450       1,807,582
VNU N.V. (Printing & Publishing)*                           31,606         823,344
                                                                     -------------
                                                                     $   6,119,856
                                                                     -------------
NEW ZEALAND -- 0.6%
Telecom Corp. of New Zealand, Ltd.
  (Telecommunications -- Wireline)                         403,530   $     956,770
                                                                     -------------
NORWAY -- 0.2%
Tandberg ASA (Telecommunications)*                          53,200   $     306,920
                                                                     -------------

                                     21-GGS

ISSUER                                                     SHARES        VALUE
FOREIGN STOCKS -- continued
PHILIPPINES
Philippine Long Distance Telephone Co.,
  ADR (Telecommunications -- Wireline)                      15,500   $      78,400
                                                                     -------------
RUSSIA -- 1.5%
Golden Telecom, Inc. (Telecommunications)*                   5,000   $      63,250
JSC Mining and Smelting Company Norilsk
  Nickel, ADR (Mining)*                                     14,120         285,509
Lukoil Oil Co., ADR (Oils)                                  11,510         707,183
Lukoil Oil Co., ADR (Oils)*                                  3,520         216,272
Mobile Telesystems, ADR
  (Telecommunications)                                       2,200          81,708
Surgutneftegaz, ADR (Oils & Gas)                            26,100         414,729
YUKOS Corp., ADR (Oils)                                      5,370         756,792
                                                                     -------------
                                                                     $   2,525,443
                                                                     -------------
SINGAPORE -- 0.6%
United Overseas Bank Ltd. (Banks & Credit Cos.)            155,000   $   1,054,665
                                                                     -------------
SOUTH AFRICA -- 1.6%
ABSA Group Ltd. (Financial Services)                        63,720   $     235,448
African Bank Investments Ltd. (Banks & Credit Cos.)        116,100          76,703
Anglo American Platinum Corp. Ltd.
  (Metals & Mining)                                         12,620         466,314
Barloworld Ltd. (Manufacturing)                             11,300          80,337
Firstrand Ltd. (Financial Services)                        276,710         238,141
Gold Fields (Metals & Mining)                               36,110         506,266
Impala Platinum Holdings Ltd.
  (Metals & Mining)                                          7,520         479,233
M-Cell Ltd. (Cellular Phones)                               60,300          86,375
Sappi Ltd., ADR (Forest & Paper Products)                   15,390         205,367
Sasol Ltd. (Energy)                                         35,100         430,952
                                                                     -------------
                                                                     $   2,805,136
                                                                     -------------
SOUTH KOREA -- 4.0%
Hana Bank (Banks & Credit Cos.)                                720   $       9,897
Hyundai Mobis (Automotive)                                   7,450         136,962
Hyundai Motor Co., Ltd. (Automotive)                        12,000         280,823
Kia Motors Corp. (Automotive)                               10,000          74,212
Kookmin Bank (Banks & Credit Cos.)                          16,241         575,242
Korea Electric Power Corp.
  (Utilities -- Electric)                                   18,990         292,265
Korea Tobacco & Ginseng Corp.
  (Tobacco)                                                 10,790         149,229
Korea Tobacco & Ginseng Corp.,
  GDR (Tobacco)##                                           70,690         452,416
KT Corp. (Telecommunications)                               13,900         299,545
KT Freetel (Telecommunications)                             10,900         259,217
LG Chemical Ltd. (Chemicals)                                 1,930          66,080
LG Electronics, Inc. (Electronics)*                          6,230         216,984
POSCO (Steel)                                               20,750         513,148
Samsung Display Devices Co.
  (Electronics)                                              3,710         214,315
Samsung Electronics (Electronics)                            9,850       2,608,281
Samsung Fire & Marine Insurance Co.
  Ltd. (Insurance)                                           2,620         143,174
Shinsegae Co Ltd. (Retail)                                     500          63,038
SK Telecom Co., Ltd.
  (Telecommunications -- Wireline)                           2,670         515,627
                                                                     -------------
                                                                     $   6,870,455
                                                                     -------------
SPAIN -- 1.2%
Iberdrola S.A. (Utilities -- Electric)                      54,280   $     759,638
Telefonica, S.A. (Telecommunications)                      146,562       1,310,558
                                                                     -------------
                                                                     $   2,070,196
                                                                     -------------
SWEDEN -- 1.0%
Alfa Laval (Engineering & Construction)*                    57,630   $     464,277
Capio AB (Healthcare)                                       57,150         453,832
Hennes & Mauritz (Apparel & Textiles)                       37,510         725,248
                                                                     -------------
                                                                     $   1,643,357
                                                                     -------------
SWITZERLAND -- 5.1%
Converium Holding AG (Insurance)                            25,520   $   1,236,506
Givaudan S.A. (Chemicals)                                      930         416,980
Jomed N.V. (Medical & Health Products)                      33,120         293,405
Lonza Group AG (Chemicals)                                   3,740         227,191
Novartis AG (Medical & Health Products)                     80,410       2,933,674
Syngenta AG (Chemicals)                                     27,748       1,606,326
Synthes-Stratec, Inc. (Medical & Health
  Products)                                                  1,040         637,778
UBS AG (Financial Services)                                 28,475       1,383,801
                                                                     -------------
                                                                     $   8,735,661
                                                                     -------------
TAIWAN -- 0.9%
China Trust Financial Holdings
  Co. Ltd. (Finanicial Services)*                          409,000   $     334,529
Formosa Plastic Corp. (Chemicals)                          246,150         324,406
Fubon Financial Holdings Co., Ltd.
  (Financial Services)                                     197,000         157,144
President Chain Store Corp. (Retail)                       148,091         224,705
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR (Electronics)*                              81,400         573,870
                                                                     -------------
                                                                     $   1,614,654
                                                                     -------------
THAILAND -- 0.5%
Bangkok Bank (Banks & Credit Cos.)                         108,700   $     151,323
BEC World Public Co. Ltd. PLC
  (Entertainment)                                           48,100         227,666
PTT Exploration and Production Public Co.,
  Ltd. (Natural Gas)                                        52,200         171,981
PTT Public Co., Ltd. (Oils)                                166,100         161,861
Siam Cement Public Co. Ltd. (Building
  Materials)                                                 5,700         165,313
                                                                     -------------
                                                                     $     878,144
                                                                     -------------
UNITED KINGDOM -- 14.3%
Anglo American PLC (Metals & Mining)                       102,760   $   1,525,458
AstraZeneca Group PLC (Medical &
  Health Products)                                          23,660         845,235
Aviva PLC (Insurance)*                                      92,896         662,233
BHP Billiton PLC (Metals & Mining)                         196,920       1,051,261
BP Amoco PLC, ADR (Oils)                                    86,288       3,507,607
British Sky Broadcasting Group PLC
  (Broadcasting)                                            76,170         783,240
BT Group PLC (Telecommunications)*                         235,790         739,895
Diageo PLC (Food & Beverage Products)*                     182,835       1,985,972
Intertek Testing Servicing PLC
  (Business Services)                                       98,700         640,077
Johnston Press PLC (Printing &
  Publishing)                                              129,828         766,733
Lloyds TSB Group PLC (Banks & Credit Cos.)*                121,680         873,301
Lonmin (Metals & Minerals)                                  54,590         760,748
Marks and Spencer Group PLC (Retail)                        57,740         292,683
National Grid Group PLC (Telecom -- Wireline)               99,430         730,412
Next PLC (Retail)                                           44,026         521,785
Old Mutual PLC (Insurance)                                 293,820         416,077
Reckitt Benckiser PLC (Consumer Goods & Services)*          41,940         813,252
Reed Elsevier PLC (Publishing)*                            193,880       1,659,795
Rio Tinto Group (Metals & Mining)*                          53,700       1,071,534

                                     22-GGS

ISSUER                                                     SHARES        VALUE
FOREIGN STOCKS -- continued
UNITED KINGDOM -- continued
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                                   130,988   $   3,136,493
Standard Chartered PLC (Banks & Credit Cos.)*               70,086         796,244
Vodafone Group PLC, ADR
  (Telecommunications)                                      37,760         684,211
Xstrata (Finance)                                           19,760         206,368
                                                                     -------------
                                                                     $  24,470,614
                                                                     -------------
    Total Foreign Stocks                                             $ 112,140,010
                                                                     -------------
U.S. STOCKS -- 30.9%
ADVERTISING & BROADCASTING -- 0.2%
Lamar Advertising Co., "A"*                                  8,900   $     299,307
                                                                     -------------
AEROSPACE -- 0.3%
Northrop Grumman Corp.                                       5,700   $     552,900
                                                                     -------------
APPAREL & TEXTILES -- 0.2%
Nike, Inc., "B"                                              6,700   $     297,949
                                                                     -------------
AUTOMOTIVE -- 0.3%
Harley-Davidson, Inc.                                       11,700   $     540,540
                                                                     -------------
BIOTECHNOLOGY -- 0.8%
Abbott Laboratories, Inc.                                   12,000   $     480,000
Amgen, Inc.*                                                17,700         855,618
                                                                     -------------
                                                                     $   1,335,618
                                                                     -------------
BUSINESS MACHINES -- 0.7%
Affiliated Computer Services, Inc., "A"*                     7,200   $     379,080
International Business Machines Corp.                       11,300         875,750
                                                                     -------------
                                                                     $   1,254,830
                                                                     -------------
BUSINESS SERVICES -- 1.5%
Apollo Group, Inc.*                                          5,300   $     233,200
Automatic Data Processing, Inc.                             11,820         463,935
BISYS Group, Inc.*                                          24,940         396,546
Concord EFS, Inc.*                                          22,800         358,872
First Data Corp.                                            19,180         679,164
Manpower, Inc.                                              11,170         356,323
                                                                     -------------
                                                                     $   2,488,040
                                                                     -------------
COMPUTER HARDWARE -- SYSTEMS -- 0.4%
Dell Computer Corp.*                                        29,100   $     778,134
                                                                     -------------
COMPUTER SOFTWARE -- 0.7%
Oracle Corp.*                                              109,888   $   1,186,790
                                                                     -------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 1.3%
Mercury Interactive Corp.*                                   5,910   $     174,877
Microsoft Corp.*                                            38,800       2,005,960
                                                                     -------------
                                                                     $   2,180,837
                                                                     -------------
COMPUTER SOFTWARE -- SERVICES -- 0.8%
SunGard Data Systems, Inc.*                                 26,400   $     621,984
VERITAS Software Corp.*                                     48,940         764,443
                                                                     -------------
                                                                     $   1,386,427
                                                                     -------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.4%
Cadence Design Systems, Inc.*                               18,910   $     222,949
Network Associates, Inc.*                                    2,900          46,661
Peoplesoft, Inc.*                                           26,600         487,046
                                                                     -------------
                                                                     $     756,656
                                                                     -------------
CONGLOMERATES -- 0.7%
General Electric Co.                                        50,760   $   1,236,006
                                                                     -------------
CONSUMER GOODS & SERVICES -- 1.3%
Avon Products, Inc.                                         11,800   $     635,666
Gillette Co.                                                24,100         731,676
Kimberly-Clark Corp.                                         6,200         294,314
Newell Rubbermaid, Inc.                                      9,400         285,102
Philip Morris Cos., Inc.                                     6,200   $     251,286
                                                                     -------------
                                                                     $   2,198,044
                                                                     -------------
ELECTRONICS -- 1.2%
Analog Devices, Inc.*                                       37,360   $     891,783
Linear Technology Corp.                                      9,500         244,340
Maxim Integrated Products, Inc.                             10,300         340,312
Novellus Systems, Inc.*                                      8,000         224,640
Texas Instruments, Inc.                                     28,900         433,789
                                                                     -------------
                                                                     $   2,134,864
                                                                     -------------
ENTERTAINMENT -- 2.3%
AOL Time Warner, Inc.*                                      79,400   $   1,040,140
Clear Channel Communications, Inc.*                         23,830         888,621
Fox Entertainment Group, Inc.*                              23,660         613,504
Viacom, Inc., "B"*                                          35,060       1,429,045
                                                                     -------------
                                                                     $   3,971,310
                                                                     -------------
FINANCIAL INSTITUTIONS -- 3.3%
American Express Co.                                        21,300   $     752,955
Citigroup, Inc.                                             41,542       1,461,863
Fannie Mae.                                                  4,500         289,485
Freddie Mac                                                 20,700       1,222,335
Goldman Sachs Group, Inc.                                   12,400         844,440
Merrill Lynch & Co., Inc.                                   19,380         735,471
Morgan Stanley Dean Witter & Co.                             8,500         339,320
                                                                     -------------
                                                                     $   5,645,869
                                                                     -------------
FINANCIAL SERVICES -- 0.5%
Mellon Financial Corp.                                      31,400   $     819,854
                                                                     -------------
FOOD & BEVERAGE PRODUCTS -- 1.0%
Archer-Daniels-Midland Co.                                   9,300   $     115,320
Kellogg Co.                                                 16,900         579,163
PepsiCo, Inc.                                               23,000         971,060
                                                                     -------------
                                                                     $   1,665,543
                                                                     -------------
FOREST & PAPER PRODUCTS -- 0.3%
International Paper Co.                                     12,600   $     440,622
                                                                     -------------
INDUSTRIAL GASES -- 0.3%
Praxair, Inc.                                                7,600   $     439,052
                                                                     -------------
INSURANCE -- 0.9%
Hartford Financial Services Group, Inc.                      6,400   $     290,752
MetLife, Inc.                                               22,000         594,880
Travelers Property Casualty Corp. "B"*                       1,481          21,697
Travelers Property Casualty Corp.*                          45,248         662,883
                                                                     -------------
                                                                     $   1,570,212
                                                                     -------------
MACHINERY -- 0.4%
Danaher Corp.                                               11,100   $     729,270
                                                                     -------------
MEDICAL & HEALTH PRODUCTS -- 3.3%
Eli Lilly & Co.                                             15,700   $     996,950
Forest Laboratories, Inc.*                                   5,900         579,498
Johnson & Johnson Co.                                       23,700       1,272,927
Pfizer, Inc.                                                91,240       2,789,207
                                                                     -------------
                                                                     $   5,638,582
                                                                     -------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.3%
Cardinal Health, Inc.                                        5,300   $     313,707
Discovery Partners International*                               60             167
Express Scripts, Inc.*                                      13,500         648,540
Health Management Associates, Inc., "A"                     13,000         232,700
Medimmune, Inc.*                                             5,600         152,152
Medtronic, Inc.                                             12,900         588,240
UnitedHealth Group, Inc.                                     2,600         217,100
                                                                     -------------
                                                                     $   2,152,606
                                                                     -------------

                                     23-GGS

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- continued
OIL SERVICES -- 0.2%
Baker Hughes, Inc.                                          11,600   $     373,404
BJ Services Co.*                                             1,800          58,158
                                                                     -------------
                                                                     $     431,562
                                                                     -------------
PRINTING & PUBLISHING -- 0.7%
E.W. Scripps Co.                                             1,700   $     130,815
Gannett Co., Inc.                                           10,200         732,360
New York Times Co. "A"                                       6,800         310,964
                                                                     -------------
                                                                     $   1,174,139
                                                                     -------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
Starwood Hotels & Resorts Co.                                9,100   $     216,034
                                                                     -------------
RESTAURANTS & LODGING -- 0.5%
Brinker International, Inc.*                                14,400   $     464,400
Cendant Corp.*                                              34,100         357,368
                                                                     -------------
                                                                     $     821,768
                                                                     -------------
RETAIL -- 2.6%
CVS Corp.                                                   13,200   $     329,604
Family Dollar Stores, Inc.                                  12,300         383,883
Gap, Inc.                                                   13,400         207,968
Home Depot, Inc.                                            37,000         886,520
Kohl's Corp.*                                               11,500         643,425
Target Corp.                                                34,200       1,026,000
The Limited., Inc.                                          19,400         270,242
Wal-Mart Stores, Inc.                                       14,000         707,140
                                                                     -------------
                                                                     $   4,454,782
                                                                     -------------
SPECIAL PRODUCTS & SERVICES -- 0.5%
3M Co.                                                       6,400   $     789,120
                                                                     -------------
TELECOMMUNICATIONS & CABLE -- 0.4%
Comcast Corp., " A"                                         26,000   $     612,820
                                                                     -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.3%
EchoStar Communications Corp. "A"*                          26,340   $     586,328
                                                                     -------------
TELECOMMUNICATIONS -- WIRELINE -- 1.0%
Cisco Systems, Inc.*                                       128,870   $   1,688,197
                                                                     -------------
TRANSPORTATION -- 0.2%
United Parcel Service, Inc. "B"                              5,100   $     321,708
                                                                     -------------
    Total U.S. Stocks                                                $  52,796,320
                                                                     -------------
    Total Stocks
      (Identified Cost, $181,250,080)                                $ 164,936,330
                                                                     -------------
REPURCHASE AGREEMENT -- 3.3%

                                                  PRINCIPAL AMOUNT
                                                    (000 OMITTED)
Merrill Lynch dated 12/31/02, due
  1/02/03, total to be received $5,625,816
  (secured by various U.S. Treasury and
  Federal Agency Obligations in a jointly
  traded account), at cost                                 $ 5,625   $   5,625,441
                                                                     -------------
    Total Investments
      (Identified Cost, $186,875,521)                                $ 170,561,771
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.1%                                                 176,343
                                                                     -------------
    Net Assets -- 100.0%                                             $ 170,738,114
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
GLOBAL TELECOMMUNICATIONS SERIES
STOCKS -- 95.7%

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- 68.5%
ADVERTISING & BROADCASTING -- 2.9%
Lamar Advertising Co., "A"*                                  1,540   $      51,790
                                                                     -------------
BUSINESS MACHINES -- 3.7%
Affiliated Computer Services, Inc., "A"*                       850   $      44,752
Hewlett-Packard Co.                                          1,236          21,457
                                                                     -------------
                                                                     $      66,209
                                                                     -------------
BUSINESS SERVICES -- 4.0%
Automatic Data Processing, Inc.                                540   $      21,195
BISYS Group, Inc.*                                           1,170          18,603
Concord EFS, Inc.*                                           1,940          30,536
                                                                     -------------
                                                                     $      70,334
                                                                     -------------
COMMUNICATION SERVICES -- 1.9%
Citizens Communications Co.*                                 3,150   $      33,232
                                                                     -------------
COMPUTER HARDWARE -- SYSTEMS -- 2.6%
Dell Computer Corp.*                                         1,720   $      45,993
                                                                     -------------
COMPUTER SOFTWARE -- 2.0%
Oracle Corp.*                                                3,350   $      36,180
                                                                     -------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 1.2%
Mercury Interactive Corp.*                                     700   $      20,713
                                                                     -------------
COMPUTER SOFTWARE -- SERVICES -- 3.6%
SunGard Data Systems, Inc.*                                  1,150   $      27,094
VERITAS Software Corp.*                                      2,320          36,238
                                                                     -------------
                                                                     $      63,332
                                                                     -------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.7%
Network Associates, Inc.*                                      430   $       6,919
Peoplesoft, Inc.*                                            1,240          22,704
                                                                     -------------
                                                                     $      29,623
                                                                     -------------
ELECTRONICS -- 5.6%
Analog Devices, Inc.*                                        1,590   $      37,953
Atmel Corp.*                                                 7,270          16,212
Microchip Technology, Inc.                                     730          17,849
Texas Instruments, Inc.                                      1,790          26,868
                                                                     -------------
                                                                     $      98,882
                                                                     -------------
ENTERTAINMENT -- 11.0%
AOL Time Warner, Inc.*                                       1,970   $      25,807
Clear Channel Communications, Inc.*                          1,490          55,562
Entercom Communications Corp.*                                 280          13,138
Fox Entertainment Group, Inc., "A"*                          1,470          38,117
Viacom, Inc., "B"*                                           1,500          61,140
                                                                     -------------
                                                                     $     193,764
                                                                     -------------
MEDIA -- 1.2%
LIN TV Corp., "A"*                                             860   $      20,941
                                                                     -------------
MEDIA -- CABLE -- 2.0%
Comcast Corp. "A"*                                           1,521   $      35,850
                                                                     -------------
PRINTING & PUBLISHING -- 4.3%
Gannett Co., Inc.                                              510   $      36,618
New York Times Co., "A"                                        530          24,237
Tribune Co.                                                    320          14,547
                                                                     -------------
                                                                     $      75,402
                                                                     -------------
TELECOMMUNICATIONS -- 14.7%
Alltel Corp.                                                   450   $      22,950
AT&T Corp.                                                   1,494          39,008
BellSouth Corp.                                              1,970          50,964
CenturyTel, Inc.                                               860          25,267
Commonwealth Telephone
  Enterprises, Inc.*                                           520          18,637
EchoStar Communications Corp., "A"*                            725          16,139
SBC Communications, Inc.                                     1,500          40,665
Verizon Communications, Inc.                                 1,180          45,725
                                                                     -------------
                                                                     $     259,355
                                                                     -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.7%
American Tower Corp., "A"*                                   3,420   $      12,073
                                                                     -------------

                                     24-GTS

ISSUER                                                     SHARES       VALUE
U.S. STOCKS -- continued
TELECOMMUNICATIONS -- WIRELINE -- 5.4%
Advanced Fibre Communications, Inc.*                         1,740   $      28,971
Cisco Systems, Inc.*                                         5,040          66,024
                                                                     -------------
                                                                     $      94,995
                                                                     -------------
    Total U.S. Stocks                                                $   1,208,668
                                                                     -------------
FOREIGN STOCKS -- 27.2%
BERMUDA -- 0.9%
Accenture Ltd. (Business Services), "A"*                       860   $      15,471
                                                                     -------------
CANADA -- 2.0%
Manitoba Telecom Services
  (Telecommunications)                                       1,580   $      35,468
                                                                     -------------
FINLAND -- 1.2%
Nokia Corp., ADR (Telecommunications)                        1,370   $      21,235
                                                                     -------------
FRANCE -- 0.5%
Societe Television Francaise 1 (Media)                         350   $       9,342
                                                                     -------------
HONG KONG -- 1.0%
SmarTone Telecommunications Holdings, Ltd.
  (Telecommunications -- Wireless)                          16,000   $      17,850
                                                                     -------------
INDONESIA -- 0.5%
PT Telekomunikasi Indonesia
  (Telecommunications)                                      22,000   $       9,474
                                                                     -------------
JAPAN -- 1.3%
Stanley Electric Co., Ltd. (Electronics)                     2,000   $      22,322
                                                                     -------------
MEXICO -- 1.5%
America Movil S.A. de C.V., ADR
  (Telecommunications)                                       1,820   $      26,135
                                                                     -------------
NETHERLANDS -- 5.8%
Koninklijke KPN N.V. (Telecommunications)                    5,340   $      34,707
Reed Elsevier N.V. (Publishing)                              1,740          21,250
STMicroelectronics N.V. (Electronics)                        1,280          24,973
VNU N.V. (Printing & Publishing)*                              820          21,361
                                                                     -------------
                                                                     $     102,291
                                                                     -------------
NEW ZEALAND -- 0.5%
Telecom Corp. of New Zealand, Ltd.
  (Telecommunications)*                                      3,690   $       8,749
                                                                     -------------
SPAIN -- 2.6%
Telefonica, S.A. (Telecommunications)*                       5,051   $      45,166
                                                                     -------------
UNITED KINGDOM -- 9.4%
British Sky Broadcasting Group PLC
  (Broadcasting)                                             4,050   $      41,645
BT Group PLC (Telecommunications)*                           8,720          27,363
mm02 PLC
  (Telecommunications -- Wireless)                          21,130          15,046
Vodafone Group PLC
  (Telecommunications)*                                     44,990          81,991
                                                                     -------------
                                                                     $     166,045
                                                                     -------------
    Total Foreign Stocks                                             $     479,548
                                                                     -------------
    Total Stocks (Identified Cost, $2,016,287)                       $   1,688,216
                                                                     -------------
REPURCHASE AGREEMENT -- 7.2%

                                                  PRINCIPAL AMOUNT
                                                    (000 OMITTED)
Merrill Lynch, dated 12/31/02, due
  1/02/03, total to be received $126,533
  (secured by various U.S. Treasury and
  Federal Agency Obligations in a jointly
  traded account), at cost                                  $  127   $     126,525
                                                                     -------------
    Total Investments (Identified Cost, $2,142,812 )                 $   1,814,741
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- (2.9)%                                               (51,921)
                                                                     -------------
    Net Assets -- 100.0%                                             $   1,762,820
                                                                     =============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
MANAGED SECTORS SERIES
STOCKS -- 99.1%

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- 97.0%
AUTO PARTS -- 1.3%
Harley-Davidson, Inc.                                       45,600   $   2,106,720
                                                                     -------------
BUILDING MATERIALS -- 2.3%
3M Co.                                                      23,900   $   2,946,870
Praxair, Inc.                                               14,140         816,868
                                                                     -------------
                                                                     $   3,763,738
                                                                     -------------
CONSUMER PRODUCTS -- 5.4%
Avon Products, Inc.                                         37,200   $   2,003,964
Colgate-Palmolive Co.                                        9,400         492,842
Gillette Co.                                                32,200         977,592
PepsiCo, Inc.                                               69,200       2,921,624
Philip Morris Cos., Inc.                                    34,100       1,382,073
Sysco Corp.                                                 27,700         825,183
                                                                     -------------
                                                                     $   8,603,278
                                                                     -------------
ENERGY -- 1.8%
BJ Services Co.*                                            44,500   $   1,437,795
Schlumberger Ltd.                                           33,300       1,401,597
                                                                     -------------
                                                                     $   2,839,392
                                                                     -------------
FINANCIAL SERVICES -- 13.8%
American Express Co.                                        40,700   $   1,438,745
American International Group, Inc.                          30,000       1,735,500
Arthur J. Gallagher & Co.                                   25,200         740,376
Citigroup, Inc.                                            122,200       4,300,218
Freddie Mac                                                 51,400       3,035,170
Goldman Sachs Group, Inc.                                   31,900       2,172,390
Hartford Financial Services Group, Inc.                     15,800         717,794
Mellon Financial Corp.                                      46,900       1,224,559
Merrill Lynch & Co., Inc.                                   52,400       1,988,580
MetLife, Inc.                                               32,600         881,504
Morgan Stanley Dean Witter & Co.                            34,600       1,381,232
SLM Corp.                                                   13,000       1,350,180
Travelers Property Casualty Corp., "A"                      80,879       1,184,877
                                                                     -------------
                                                                     $  22,151,125
                                                                     -------------
HEALTHCARE -- 19.2%
Abbott Laboratories, Inc.                                   48,900   $   1,956,000
Amgen, Inc.*                                                73,100       3,533,654
Boston Scientific Corp.*                                    23,200         986,464
Cardinal Health, Inc.                                        7,600         449,844
Eli Lilly & Co.                                             50,600       3,213,100
Express Scripts, Inc.*                                      15,100         725,404
Forest Laboratories, Inc.*                                  25,300       2,484,966
Genzyme Corp.*                                              32,800         969,929
Johnson & Johnson Co.                                       95,000       5,102,450
Medimmune, Inc.*                                            19,100         518,947
Medtronic, Inc.                                             41,500       1,892,400
Pfizer, Inc.                                               231,200       7,067,784
Pharmacia Corp.                                             38,200       1,596,760
Wyeth                                                        8,600         321,640
                                                                     -------------
                                                                     $  30,819,342
                                                                     -------------
INDUSTRIAL -- 4.6%
Danaher Corp.                                                7,800   $     512,460
General Electric Co.                                       136,500       3,323,775
Illinois Tool Works, Inc.                                   26,800       1,738,248
Lockheed Martin Corp.                                        5,000         288,750
Northrop Grumman Corp.                                      15,200       1,474,400
                                                                     -------------
                                                                     $   7,337,633
                                                                     -------------
LEISURE -- 10.4%
AOL Time Warner, Inc.*                                     185,200   $   2,426,120
ARAMARK Corp., "B"*                                         27,800         653,300
Brinker International, Inc.*                                19,400         625,650
Clear Channel Communications, Inc.*                         70,600       2,632,674
Comcast Corp. "A"*                                          20,800         490,256
Comcast Corp. "Special A"*                                  37,800         852,768
Fox Entertainment Group, Inc., "A"*                         49,800       1,291,314

                                     25-MSS

ISSUER                                                     SHARES       VALUE
U.S. STOCKS -- continued
LEISURE -- continued
Gannett Co., Inc.                                           10,200   $     732,360
Lamar Advertising Co., "A"*                                 34,600       1,163,598
New York Times Co., "A"                                     26,200       1,198,126
Starwood Hotels & Resorts Co.                               47,500       1,127,650
Viacom, Inc., "B"*                                          77,230       3,147,895
Westwood One, Inc.*                                          8,500         317,560
                                                                     -------------
                                                                     $  16,659,271
                                                                     -------------
OTHER -- 6.5%
Affiliated Computer Services, Inc., "A"*                    39,800   $   2,095,470
Apollo Group, Inc., "A"*                                    19,500         858,000
Automatic Data Processing, Inc.                             68,100       2,672,925
BISYS Group, Inc.*                                          51,200         814,080
Concord EFS, Inc.*                                          28,800         453,312
First Data Corp.                                            66,500       2,354,765
SunGard Data Systems, Inc.*                                 53,400       1,258,104
                                                                     -------------
                                                                     $  10,506,656
                                                                     -------------
RETAIL -- 9.5%
Family Dollar Stores, Inc.                                  20,200   $     630,442
Gap, Inc.                                                   66,600       1,033,632
Home Depot, Inc.                                            97,200       2,328,912
Kohl's Corp.*                                               39,300       2,198,835
Lowe's Cos., Inc.                                           38,500       1,443,750
Staples, Inc.*                                              26,500         484,950
Target Corp.                                                71,700       2,151,000
The Limited., Inc.                                          36,300         505,659
The TJX Cos., Inc.                                          24,800         484,096
Wal-Mart Stores, Inc.                                       79,600       4,020,596
                                                                     -------------
                                                                     $  15,281,872
                                                                     -------------
TECHNOLOGY -- 20.5%
Analog Devices, Inc.*                                       92,400   $   2,205,588
Cadence Design Systems, Inc.*                               98,400       1,160,136
Cisco Systems, Inc.*                                       362,400       4,747,440
Dell Computer Corp.*                                        99,360       2,656,886
Intel Corp.                                                 35,400         551,178
International Business Machines Corp.                       40,200       3,115,500
Linear Technology Corp.                                     30,600         787,032
Maxim Integrated Products, Inc.                             30,300       1,001,112
Microchip Technology, Inc.                                  19,300         471,885
Microsoft Corp.*                                           132,920       6,871,964
Novellus Systems, Inc.*                                     22,100         620,568
Oracle Corp.*                                              331,790       3,583,332
Peoplesoft, Inc.*                                          108,100       1,979,311
Texas Instruments, Inc.                                     66,100         992,161
VERITAS Software Corp.*                                    135,200       2,111,824
                                                                     -------------
                                                                     $  32,855,917
                                                                     -------------
TRANSPORTATION -- 1.4%
Fedex Corp.                                                  9,600   $     520,512
United Parcel Service, Inc., "B"                            28,600       1,804,088
                                                                     -------------
                                                                     $   2,324,600
                                                                     -------------
UTILITIES -- TELEPHONE -- 0.3%
AT&T Wireless Services, Inc.*                               88,900   $     502,285
                                                                     -------------
    Total U.S. Stocks                                                $ 155,751,829
                                                                     -------------
FOREIGN STOCKS -- 2.1%
BERMUDA -- 2.1%
Ace Ltd. (Financial Services)                               46,900   $   1,376,046
XL Capital Ltd., "A"(Financial Services)                    27,300       2,108,925
                                                                     -------------
                                                                     $   3,484,971
                                                                     -------------
    Total Foreign Stocks                                             $   3,484,971
                                                                     -------------
    Total Stocks (Identified Cost, $161,537,010)                     $ 159,236,800
                                                                     -------------

                                                  PRINCIPAL AMOUNT
                                                    (000 OMITTED)        VALUE
REPURCHASE AGREEMENT -- 0.7%
Merrill Lynch, dated 12/31/02, due
  1/2/03, total to be received $1,067,442
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded acount), at cost                                  $ 1,067   $   1,067,371
                                                                     -------------
    Total Investments
      (Identified Cost, $162,604,381 )                               $ 160,304,171
                                                                     -------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.2%                                                 310,396
                                                                     -------------
    NET ASSETS -- 100.0%                                             $ 160,614,567
                                                                     =============

           See portfolio footnotes and notes to financial statements.

                                     26-MSS

PORTFOLIO OF INVESTMENTS -- December 31, 2002
MASSACHUSETTS INVESTORS TRUST SERIES
STOCKS -- 97.2%

ISSUER                                                     SHARES          VALUE
U.S. STOCKS -- 90.2%
AEROSPACE -- 0.9%
Lockheed Martin Corp.                                      105,600   $     6,098,400
Northrop Grumman Corp.                                      40,520         3,930,440
                                                                     ---------------
                                                                     $    10,028,840
                                                                     ---------------
APPAREL & TEXTILES -- 0.3%
Nike, Inc., "B"                                             68,170   $     3,031,520
                                                                     ---------------
AUTOMOTIVE -- 0.2%
Harley-Davidson, Inc.                                       51,400   $     2,374,680
                                                                     ---------------
BANKS & CREDIT COS. -- 4.7%
Bank of America Corp.                                      284,700   $    19,806,579
Bank of New York Co., Inc.                                  65,200         1,562,192
FleetBoston Financial Corp.                                 73,070         1,775,601
SunTrust Banks, Inc.                                        51,100         2,908,612
Wachovia Corp.                                             111,000         4,044,840
Wells Fargo Co.                                            512,700        24,030,249
                                                                     ---------------
                                                                     $    54,128,073
                                                                     ---------------
BIOTECHNOLOGY -- 1.9%
Abbott Laboratories, Inc.                                  303,400   $    12,136,000
Amgen, Inc.*                                                93,300         4,510,122
Guidant Corp.*                                              48,400         1,493,140
Pharmacia Corp.                                             82,300         3,440,140
                                                                     ---------------
                                                                     $    21,579,402
                                                                     ---------------
BUSINESS MACHINES -- 2.6%
Hewlett-Packard Co.                                        145,019   $     2,517,530
International Business Machines Corp.                      358,800        27,807,000
                                                                     ---------------
                                                                     $    30,324,530
                                                                     ---------------
BUSINESS SERVICES -- 1.5%
Automatic Data Processing, Inc.                            210,600   $     8,266,050
First Data Corp.                                           265,100         9,387,191
                                                                     ---------------
                                                                     $    17,653,241
                                                                     ---------------
CELLULAR PHONES -- 0.2%
Motorola, Inc.                                             212,190   $     1,835,444
                                                                     ---------------
CHEMICALS -- 1.1%
Air Products & Chemicals, Inc.                              99,650   $     4,260,037
PPG Industries, Inc.                                       162,200         8,134,330
                                                                     ---------------
                                                                     $    12,394,367
                                                                     ---------------
COMPUTER HARDWARE -- SYSTEMS -- 1.8%
Dell Computer Corp.*                                       381,600   $    10,203,984
Intel Corp.                                                680,400        10,593,828
                                                                     ---------------
                                                                     $    20,797,812
                                                                     ---------------
COMPUTER SOFTWARE -- 1.0%
Oracle Corp.*                                            1,027,700   $    11,099,160
                                                                     ---------------
COMPUTER SOFTWARE -- PERSONAL
  COMPUTERS -- 3.2%
Microsoft Corp.*                                           708,400   $    36,624,280
                                                                     ---------------
COMPUTER SOFTWARE -- SERVICES -- 0.3%
VERITAS Software Corp.*                                    231,140   $     3,610,407
                                                                     ---------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.1%
Peoplesoft, Inc.*                                           63,200   $     1,157,192
                                                                     ---------------
CONGLOMERATES -- 2.1%
General Electric Co.                                     1,026,800   $    25,002,580
                                                                     ---------------
CONSUMER GOODS & SERVICES -- 5.9%
Avon Products, Inc.                                         94,600   $     5,096,102
Colgate-Palmolive Co.                                      120,600         6,323,058
Gillette Co.                                               221,400         6,721,704
Kimberly-Clark Corp.                                       131,120         6,224,266
Newell Rubbermaid, Inc.                                     92,200         2,796,426
Philip Morris Cos., Inc.                                   576,120        23,350,144
Procter & Gamble Co.                                       208,600        17,927,084
                                                                     ---------------
                                                                     $    68,438,784
                                                                     ---------------
CONTAINERS -- 0.2%
Smurfit-Stone Container Corp.*                             126,500   $     1,946,962
                                                                     ---------------
ELECTRONICS -- 1.2%
Agilent Technologies, Inc.*                                 67,400   $     1,210,504
Analog Devices, Inc.*                                      334,400         7,982,128
Maxim Integrated Products, Inc.                             33,000         1,090,320
Novellus Systems, Inc.*                                     58,380         1,639,310
Texas Instruments, Inc.                                    144,970         2,176,000
                                                                     ---------------
                                                                     $    14,098,262
                                                                     ---------------
ENERGY -- 0.3%
ConocoPhillips                                              54,100   $     2,617,899
TXU Corp.                                                   42,400           792,032
                                                                     ---------------
                                                                     $     3,409,931
                                                                     ---------------
ENTERTAINMENT -- 3.3%
AOL Time Warner, Inc.*                                     655,170   $     8,582,727
Clear Channel Communications, Inc.*                         85,070         3,172,260
Viacom, Inc., "B"*                                         587,490        23,946,093
Walt Disney Co.                                            161,800         2,638,958
                                                                     ---------------
                                                                     $    38,340,038
                                                                     ---------------
FINANCIAL INSTITUTIONS -- 7.8%
American Express Co.                                       117,700   $     4,160,695
Charter One Financial, Inc.                                 58,135         1,670,219
Citigroup, Inc.                                            773,300        27,212,427
Fannie Mae                                                 166,700        10,723,811
Freddie Mac                                                427,300        25,232,065
Goldman Sachs Group, Inc.                                  141,800         9,656,580
Lehman Brothers Holdings, Inc.                              54,800         2,920,292
Merrill Lynch & Co., Inc.                                  122,800         4,660,260
State Street Corp.                                         113,700         4,434,300
                                                                     ---------------
                                                                     $    90,670,649
                                                                     ---------------
FINANCIAL SERVICES -- 0.2%
Mellon Financial Corp.                                      97,700   $     2,550,947
                                                                     ---------------
FOOD & BEVERAGE PRODUCTS -- 3.7%
Anheuser-Busch Cos., Inc.                                  259,900   $    12,579,160
Archer-Daniels-Midland Co.                                  93,800         1,163,120
Kellogg Co.                                                213,000         7,299,510
PepsiCo, Inc.                                              431,610        18,222,574
Sysco Corp.                                                126,500         3,768,435
                                                                     ---------------
                                                                     $    43,032,799
                                                                     ---------------
FOREST & PAPER PRODUCTS -- 0.9%
International Paper Co.                                    309,930   $    10,838,252
                                                                     ---------------
HEALTHCARE -- 0.7%
HCA, Inc.                                                  185,200   $     7,685,800
                                                                     ---------------
INDUSTRIAL -- 0.1%
Rockwell International Corp.                                35,400   $       733,134
                                                                     ---------------
INDUSTRIAL GASES -- 0.8%
Praxair, Inc.                                              161,000   $     9,300,970
                                                                     ---------------
INSURANCE -- 5.3%
AFLAC, Inc.                                                 48,900   $     1,472,868
Allstate Corp.                                             143,700         5,315,463
Ameren Corp.                                                30,000         1,247,100
American International Group, Inc.                         178,647        10,334,729
Chubb Corp.                                                142,700         7,448,940
Hartford Financial Services Group, Inc.                    208,990         9,494,416
Marsh & McLennan Cos., Inc.                                116,000         5,360,360
MetLife, Inc.                                              311,100         8,412,144
The St. Paul Cos., Inc.                                    202,390         6,891,379
Travelers Property Casualty Corp.*                         345,610         5,063,186
UnumProvident Corp.                                         56,140           984,696
                                                                     ---------------
                                                                     $    62,025,281
                                                                     ---------------
MACHINERY -- 1.0%
Caterpillar, Inc.                                           30,400   $     1,389,888
Danaher Corp.                                               68,000         4,467,600
Deere & Co.                                                133,060         6,100,801
                                                                     ---------------
                                                                     $    11,958,289
                                                                     ---------------

                                     27-MITS

ISSUER                                                     SHARES         VALUE
U.S. STOCKS -- continued
MANUFACTURING -- 0.1%
ITT Industries, Inc.                                        26,400   $     1,602,216
                                                                     ---------------
MEDICAL & HEALTH PRODUCTS -- 9.2%
Baxter International, Inc.                                  56,000   $     1,568,000
Boston Scientific Corp.*                                    35,400         1,505,208
Eli Lilly & Co.                                            362,100        22,993,350
Forest Laboratories, Inc.*                                  66,400         6,521,808
Johnson & Johnson Co.                                      460,300        24,722,713
Merck & Co., Inc.                                          150,200         8,502,822
Pfizer, Inc.                                             1,340,625        40,982,906
                                                                     ---------------
                                                                     $   106,796,807
                                                                     ---------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.9%
Cardinal Health, Inc.                                       78,190   $     4,628,066
Medtronic, Inc.                                            109,200         4,979,520
UnitedHealth Group, Inc.                                    16,000         1,336,000
                                                                     ---------------
                                                                     $    10,943,586
                                                                     ---------------
METALS & MINERALS -- 0.5%
Alcoa, Inc.                                                277,200   $     6,314,616
                                                                     ---------------
OIL SERVICES -- 0.8%
Baker Hughes, Inc.                                         137,270   $     4,418,721
BJ Services Co.*                                            27,700           894,987
Schlumberger Ltd.                                           97,350         4,097,462
                                                                     ---------------
                                                                     $     9,411,170
                                                                     ---------------
OILS -- 3.6%
ExxonMobil Corp.                                         1,107,984   $    38,712,961
Unocal Corp.                                                93,700         2,865,346
                                                                     ---------------
                                                                     $    41,578,307
                                                                     ---------------
PHOTOGRAPHIC PRODUCTS -- 0.2%
Eastman Kodak Co.                                           53,800   $     1,885,152
                                                                     ---------------
POLLUTION CONTROL -- 0.2%
Waste Management, Inc.                                      95,600   $     2,191,152
                                                                     ---------------
PRINTING & PUBLISHING -- 3.5%
Gannett Co., Inc.                                          215,300   $    15,458,540
McGraw-Hill Cos., Inc.                                     124,300         7,512,692
New York Times Co.                                         274,600        12,557,458
Tribune Co.                                                115,100         5,232,446
                                                                     ---------------
                                                                     $    40,761,136
                                                                     ---------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
Starwood Hotels & Resorts Co.                               90,100   $     2,138,974
                                                                     ---------------
RESTAURANTS & LODGING -- 0.4%
Cendant Corp.*                                              98,000   $     1,027,040
McDonald's Corp.                                           205,400         3,302,832
                                                                     ---------------
                                                                     $     4,329,872
                                                                     ---------------
RETAIL -- 6.5%
CVS Corp.                                                   86,800   $     2,167,396
Family Dollar Stores, Inc.                                  80,500         2,512,405
Gap, Inc.                                                  329,900         5,120,048
Home Depot, Inc.                                           723,400        17,332,664
Kohl's Corp.*                                               49,300         2,758,335
Lowe's Cos., Inc.                                           71,650         2,686,875
May Department Stores Co.                                   80,600         1,852,188
Target Corp.                                               287,200         8,616,000
Wal-Mart Stores, Inc.                                      645,100        32,584,001
                                                                     ---------------
                                                                     $    75,629,912
                                                                     ---------------
SPECIAL PRODUCTS & SERVICES -- 1.7%
3M Co.                                                     104,800   $    12,921,840
Illinois Tool Works, Inc.                                  106,700         6,920,562
                                                                     ---------------
                                                                     $    19,842,402
                                                                     ---------------
SUPERMARKETS -- 0.9%
Kroger Co.*                                                364,880   $     5,637,396
Safeway, Inc.*                                             216,900         5,066,784
                                                                     ---------------
                                                                     $    10,704,180
                                                                     ---------------
TELECOMMUNICATIONS -- 3.2%
AT&T Corp.                                                 217,558   $     5,680,440
BellSouth Corp.                                            706,300        18,271,981
EchoStar Communications Corp.*                              78,170         1,740,064
SBC Communications, Inc.                                   366,100         9,924,971
Verizon Communications, Inc.                                46,600         1,805,750
                                                                     ---------------
                                                                     $    37,423,206
                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS
AT&T Wireless Services, Inc.*                                    5   $            28
                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 2.3%
Cisco Systems, Inc.*                                     2,068,200   $    27,093,420
                                                                     ---------------
TRANSPORTATION -- 1.9%
Fedex Corp.*                                               152,350   $     8,260,417
Union Pacific Corp.                                         70,700         4,232,809
United Parcel Service, Inc.                                154,400         9,739,552
                                                                     ---------------
                                                                     $    22,232,778
                                                                     ---------------
UTILITIES -- ELECTRIC -- 0.5%
Dominion Resources, Inc.                                    36,760   $     2,018,124
PPL Corp.                                                   38,680         1,341,422
Southern Co.                                                74,200         2,106,538
                                                                     ---------------
                                                                     $     5,466,084
                                                                     ---------------
UTILITIES -- TELEPHONE -- 0.3%
Comcast Corp. "A"*                                         137,292   $     3,235,972
                                                                     ---------------
    Total U.S. Stocks                                                $ 1,046,252,596
                                                                     ---------------
FOREIGN STOCKS -- 7.0%
BERMUDA -- 0.9%
Accenture Ltd. (Business Services)*                        380,700   $     6,848,793
XL Capital Ltd. (Insurance)                                 39,100         3,020,475
                                                                     ---------------
                                                                     $     9,869,268
                                                                     ---------------
CANADA-- 1.8%
Canadian National Railway Co.
  (Railroads)                                              230,494   $     9,579,331
Encana Corp. (Utilities -- Gas)                            279,700         8,698,670
Encana Corp. (Utilities -- Gas)                             92,400         2,854,149
                                                                     ---------------
                                                                     $    21,132,150
                                                                     ---------------
FRANCE -- 0.3%
Aventis S.A. (Pharmaceuticals)                              65,900   $     3,578,499
                                                                     ---------------
GERMANY -- 0.6%
Bayerische Motoren Werke AG
  (Automotive)                                             144,900   $     4,392,911
Porsche AG (Automotive)                                      6,684         2,774,709
                                                                     ---------------
                                                                     $     7,167,620
                                                                     ---------------
NETHERLANDS -- 0.1%
STMicroelectronics N.V. (Electronics)                       82,860   $     1,616,599
                                                                     ---------------
SWITZERLAND -- 0.4%
Novartis AG (Medical & Health Products)                     71,700   $     2,615,899
Syngenta AG (Chemicals)                                     30,034         1,738,662
                                                                     ---------------
                                                                     $     4,354,561
                                                                     ---------------
UNITED KINGDOM -- 2.9%
BP Amoco PLC, ADR (Oils)                                   473,922   $    19,264,929
BT Group PLC (Telecommunications)                           43,400         1,359,722
BT Group PLC (Telecommunications)*                         265,100           831,868
Diageo PLC (Food & Beverage Products)*                     403,040         4,377,859
Reed Elsevier PLC (Publishing)*                            708,200         6,062,858
Vodafone Group PLC, ADR
  (Telecommunications)                                      61,389         1,112,369
                                                                     ---------------
                                                                     $    33,009,605
                                                                     ---------------
    Total Foreign Stocks                                             $    80,728,302
                                                                     ---------------
    Total Stocks (Identified Cost, $1,237,711,607)                   $ 1,126,980,898
                                                                     ---------------

                                     28-MITS

                                                   PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)         VALUE
SHORT-TERM OBLIGATIONS -- 0.2%
Emerson Electric Co., due
  1/06/03, at Amortized Cost                             $   2,069   $     2,068,612
                                                                     ---------------
REPURCHASE AGREEMENT -- 2.6%
Goldman Sachs, dated 12/31/02, due
  1/2/03, total to be received $30,321,021
  (secured by various U.S. Treasury and
  Feeral Agency obligations in a jointly
  traded account), at cost                               $  30,319   $    30,319,000
                                                                     ---------------
    Total Investments
      (Identified Cost, $1,270,099,219)                              $ 1,159,368,510
                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.0%                                                   188,786
                                                                     ---------------
    Net Assets -- 100.0%                                             $ 1,159,557,296
                                                                     ===============

           See portfolio footnotes and notes to financial statements.

                                     29-MITS

PORTFOLIO OF INVESTMENTS -- December 31, 2002
MID CAP GROWTH SERIES
STOCKS -- 96.0%

ISSUER                                                      SHARES       VALUE
U.S. STOCKS -- 92.5%
AEROSPACE & DEFENSE -- 0.6%
Alliant Techsystems, Inc.*                                   5,590   $      348,537

BANKS & CREDIT COS. -- 1.8%
First Tennessee National Corp.                               8,440   $      303,334
New York Community Bancorp, Inc.                            23,220          670,593
                                                                     --------------
                                                                     $      973,927
                                                                     --------------
BUSINESS SERVICES -- 6.7%
Apollo Group, Inc.*                                          6,850   $      301,400
BISYS Group, Inc.*                                          37,600          597,840
ChoicePoint, Inc.*                                          15,320          604,987
DST Systems, Inc.*                                           5,820          206,901
Manpower, Inc.                                              12,020          383,438
Network Associates, Inc.*                                   25,880          416,409
SunGard Data Systems, Inc.*                                 41,160          969,730
Symantec Corp.*                                              3,900          157,755
                                                                     --------------
                                                                     $    3,638,460
                                                                     --------------
COMPUTER SERVICES -- 0.2%
CDW Computer Centers, Inc.*                                  2,220   $       97,347
                                                                     --------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 2.4%
Intuit, Inc.*                                               14,770   $      693,008
Mercury Interactive Corp.*                                  21,220          627,900
                                                                     --------------
                                                                     $    1,320,908
                                                                     --------------
COMPUTER SOFTWARE -- SERVICES -- 0.7%
Yahoo, Inc.*                                                21,740   $      355,449
                                                                     --------------
COMPUTER SOFTWARE -- SYSTEMS -- 4.5%
BEA Systems, Inc.*                                          58,490   $      670,880
Peoplesoft, Inc.*                                           50,650          927,401
VERITAS Software Corp.*                                     53,830          840,825
                                                                     --------------
                                                                     $    2,439,106
                                                                     --------------
CONTAINERS -- 0.4%
Smurfit--Stone Container Corp.*                             15,880   $      244,409
                                                                     --------------
ELECTRONICS -- 6.9%
Analog Devices, Inc.*                                       36,850   $      879,609
Cadence Design Systems, Inc.*                               11,730          138,297
KLA-Tencor Corp.*                                           11,700          413,829
Linear Technology Corp.                                      6,030          155,092
Maxim Integrated Products, Inc.                             16,560          547,142
Microchip Technology, Inc.                                  34,820          851,349
Novellus Systems, Inc.*                                     25,740          722,779
                                                                     --------------
                                                                     $    3,708,097
                                                                     --------------
ENTERTAINMENT -- 3.2%
Blockbuster, Inc.                                           11,580   $      141,855
Entercom Communications Corp.*                               7,490          351,431
Hearst-Argyle Television, Inc.*                             21,120          509,203
Univision Communications, Inc., "A"*                        29,240          716,380
                                                                     --------------
                                                                     $    1,718,869
                                                                     --------------
FINANCIAL INSTITUTIONS -- 1.4%
Lehman Brothers Holdings, Inc.                               5,270   $      280,838
TCF Financial Corp.                                         10,550          460,930
                                                                     --------------
                                                                     $      741,768
                                                                     --------------
FINANCIAL SERVICES -- 1.0%
Investors Financial Services Corp.                          19,630   $      537,666
                                                                     --------------
FOOD & BEVERAGE PRODUCTS -- 1.1%
Hershey Foods Corp.                                          8,660   $      584,030
                                                                     --------------
HEALTHCARE -- 3.8%
Caremark Rx, Inc.*                                          65,730   $    1,068,112
First Health Group Corp.*                                   15,610          380,104
Weight Watchers International, Inc.*                        12,680          582,900
                                                                     --------------
                                                                     $    2,031,116
                                                                     --------------
HEALTH/HOSPITALS -- 0.6%
LifePoint Hospitals, Inc.*                                  10,030   $      300,208
                                                                     --------------
INDUSTRIAL -- 0.9%
Rockwell International Corp.                                22,550   $      467,011
                                                                     --------------
INSURANCE -- 2.0%
Arthur J. Gallagher & Co.                                   24,840   $      729,799
Safeco Corp.                                                10,250          355,368
                                                                     --------------
                                                                     $    1,085,167
                                                                     --------------
INTERNET -- 0.8%
Expedia, Inc.*                                               6,230   $      416,975
                                                                     --------------
MANUFACTURING -- 0.9%
ITT Industries, Inc.                                         7,730   $      469,134
                                                                     --------------
MEDIA -- 1.5%
LIN TV Corp.*                                                4,970   $      121,019
Westwood One, Inc.*                                         18,150          678,084
                                                                     --------------
                                                                     $      799,103
                                                                     --------------
MEDICAL & HEALTH PRODUCTS -- 7.5%
Applera Corp. -- Applied Biosystems Group                   13,040   $      228,722
Celgene Corp.*                                              12,750          273,742
DENTSPLY International, Inc.                                19,540          726,888
IDEC Pharmaceuticals Corp.*                                  3,270          108,466
Mylan Laboratories, Inc.                                    30,170        1,052,933
Stryker Corp.                                                8,980          602,737
Varian Medical Systems, Inc.*                                6,340          314,464
Waters Corp.*                                               34,210          745,094
                                                                     --------------
                                                                     $    4,053,046
                                                                     --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 11.6%
Biogen, Inc.*                                               16,680   $      668,201
Cytyc Corp.*                                                86,280          880,056
Genzyme Corp.*                                              29,130          861,403
Guidant Corp.*                                              30,070          927,659
Health Management Associates, Inc., "A"                     20,480          366,592
IMS Health, Inc.                                            23,040          368,640
Invitrogen Corp.*                                           18,260          571,355
Lincare Holdings, Inc.*                                     20,330          642,835
Medimmune, Inc.*                                            33,670          914,814
VISX, Inc.*                                                  5,070           48,571
                                                                     --------------
                                                                     $    6,250,126
                                                                     --------------
OIL SERVICES -- 2.1%
BJ Services Co.*                                            13,720   $      443,293
Cooper Cameron Corp.*                                        9,920          494,215
Noble Corp.*                                                 5,380          189,107
                                                                     --------------
                                                                     $    1,126,615
                                                                     --------------
PRINTING & PUBLISHING -- 6.7%
E.W. Scripps Co.                                             7,390   $      568,660
McGraw-Hill Cos., Inc.                                      20,060        1,212,426
Meredith Corp.                                               8,860          364,235
New York Times Co.                                          11,820          540,529
Scholastic Corp.*                                            5,800          208,510
Tribune Co.                                                 16,370          744,180
                                                                     --------------
                                                                     $    3,638,540
                                                                     --------------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
Starwood Hotels & Resorts Co.                               23,220   $      551,243
                                                                     --------------
RESTAURANTS & LODGING -- 3.7%
Brinker International, Inc.*                                14,670   $      473,108
Hilton Hotels Corp.                                         31,330          398,204
Outback Steakhouse, Inc.                                    26,180          901,639
Starbucks Corp.*                                            10,240          208,691
                                                                     --------------
                                                                     $    1,981,642
                                                                     --------------
RETAIL -- 9.6%
Abercrombie & Fitch Co.*                                     6,940   $      141,992
Cost Plus, Inc.*                                             5,500          157,685
Dollar Tree Stores, Inc.*                                   16,350          401,720
Family Dollar Stores, Inc.                                  24,820          774,632

                                     30-MCGS

ISSUER                                                      SHARES       VALUE
U.S. STOCKS -- continued
RETAIL -- continued
Linens 'n Things, Inc.*                                     10,340   $      233,684
Mattel, Inc.                                                14,350          274,803
Nordstrom, Inc.                                             21,250          403,113
Office Depot, Inc.*                                         27,440          405,014
PETsMART, Inc.*                                             29,240          500,881
Talbots, Inc.                                               27,660          761,480
The TJX Cos., Inc.                                          18,800          366,976
Tiffany & Co.                                               26,150          625,246
Williams-Sonoma, Inc.*                                       5,380          146,067
                                                                     --------------
                                                                     $    5,193,293
                                                                     --------------
SPECIAL PRODUCTS & SERVICES -- 1.8%
Macrovision Corp.*                                          10,200   $      163,404
Millipore Corp.                                             24,280          825,520
                                                                     --------------
                                                                     $      988,924
                                                                     --------------
TELECOMMUNICATIONS -- WIRELESS -- 0.8%
American Tower Corp., "A"*                                  88,410   $      312,087
RF Micro Devices, Inc.*                                     19,060          139,329
                                                                     --------------
                                                                     $      451,416
                                                                     --------------
TELECOMMUNICATIONS -- WIRELINE -- 5.4%
Advanced Fibre Communications, Inc.*                        25,900   $      431,235
Comverse Technology, Inc.*                                  12,880          129,058
Crown Castle International Corp.*                          119,030          446,363
EchoStar Communications Corp.*                              48,790        1,086,065
QLogic Corp.*                                               10,130          349,586
USA Interactive, Inc.*                                      19,630          448,742
                                                                     --------------
                                                                     $    2,891,049
                                                                     --------------
TRANSPORTATION -- SERVICES -- 0.9%
Expeditors International of Washington, Inc.                 9,310   $      303,971
Swift Transportation, Inc.*                                 10,330          206,786
                                                                     --------------
                                                                     $      510,757
                                                                     --------------
    Total U.S. Stocks                                                $   49,913,938
                                                                     --------------
FOREIGN STOCKS -- 3.5%
BERMUDA -- 1.0%
Ace Ltd. (Insurance)                                        17,770   $      521,372
                                                                     --------------
ISRAEL -- 0.9%
Teva Pharmaceutical Industries Ltd.
  (Medical & Health Products)                               12,200   $      471,042
                                                                     --------------
NETHERLANDS -- 0.3%
ASM Lithography Holding N.V.
  (Electronics)*                                            16,100   $      134,596
                                                                     --------------
NORWAY
Tandberg ASA (Telecommunications)*                           3,200   $       18,461
                                                                     --------------
UNITED KINGDOM -- 1.3%
Shire Pharmaceuticals Group PLC
  (Medical & Health Technology Services)*                   25,020   $      472,628
Willis Group Holdings Ltd. (Insurance)*                      8,780          251,722
                                                                     --------------
                                                                     $      724,350
                                                                     --------------
    Total Foreign Stocks                                             $    1,869,821
                                                                     --------------
    Total Stocks
      (Identified Cost, $55,305,628)                                 $   51,783,759
                                                                     --------------

                                                   PRINCIPAL AMOUNT
ISSUER                                               (000 OMITTED)       VALUE
REPURCHASE AGREEMENT -- 5.8%
Merrill Lynch, dated 12/31/02,
  due 01/02/03, total to be received
  $3,137,048 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account). at cost                                        $ 3,137   $    3,136,839
                                                                     --------------
    Total Investments
      (Identified Cost, $58,442,467)                                 $   54,920,598
                                                                     --------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.8)%                                               (951,219)
                                                                     --------------
    Net Assets -- 100.0%                                             $   53,969,379
                                                                     ==============

           See portfolio footnotes and notes to financial statements.

                                     31-MCGS

PORTFOLIO OF INVESTMENTS -- December 31, 2002
RESEARCH SERIES
STOCKS -- 97.9%

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- 90.0%
ADVERTISING & BROADCASTING -- 0.3%
Lamar Advertising Co., "A"*                                 37,700   $    1,267,851
                                                                     --------------
AEROSPACE -- 1.2%
Lockheed Martin Corp.                                       96,100   $    5,549,775
                                                                     --------------
BANKS & CREDIT COS. -- 6.6%
Bank of America Corp.                                      167,000   $   11,618,190
Banknorth Group, Inc.                                       98,700        2,230,620
FleetBoston Financial Corp.                                219,300        5,328,990
SouthTrust Corp.                                           135,200        3,359,720
SunTrust Banks, Inc.                                       106,700        6,073,364
Wachovia Corp.                                              61,300        2,233,772
                                                                     --------------
                                                                     $   30,844,656
                                                                     --------------
BIOTECHNOLOGY -- 1.3%
Abbott Laboratories, Inc.                                  145,500   $    5,820,000
                                                                     --------------
BUSINESS SERVICES -- 1.2%
Automatic Data Processing, Inc.                            145,900   $    5,726,575
                                                                     --------------
CHEMICALS -- 0.3%
Air Products & Chemicals, Inc.                              28,800   $    1,231,200
                                                                     --------------
COMPUTER HARDWARE -- SYSTEMS -- 0.1%
Dell Computer Corp.*                                        25,700   $      687,218
                                                                     --------------
COMPUTER SOFTWARE -- 1.6%
Oracle Corp.*                                              698,848   $    7,547,558
                                                                     --------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 1.4%
Microsoft Corp.*                                           122,100   $    6,312,570
                                                                     --------------
COMPUTER SOFTWARE -- SERVICES -- 1.1%
SunGard Data Systems, Inc.*                                123,400   $    2,907,304
VERITAS Software Corp.*                                    148,000        2,311,760
                                                                     --------------
                                                                     $    5,219,064
                                                                     --------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.1%
Network Associates, Inc.*                                   30,300   $      487,527
                                                                     --------------
CONSUMER GOODS & SERVICES -- 6.1%
Avon Products, Inc.                                         42,300   $    2,278,701
Gillette Co.                                                60,000        1,821,600
Kimberly-Clark Corp.                                        69,700        3,308,659
Philip Morris Cos., Inc.                                   286,100       11,595,633
Procter & Gamble Co.                                       108,500        9,324,490
                                                                     --------------
                                                                     $   28,329,083
                                                                     --------------
CONTAINERS -- 0.9%
Smurfit-Stone Container Corp.*                             266,900   $    4,107,858
                                                                     --------------
ELECTRONICS -- 1.0%
Analog Devices, Inc.*                                      131,066   $    3,128,545
Novellus Systems, Inc.*                                     53,300        1,496,664
                                                                     --------------
                                                                     $    4,625,209
                                                                     --------------
ENERGY -- 1.4%
ConocoPhillips                                              79,500   $    3,847,005
Equitable Resources, Inc.                                   43,200        1,513,728
TXU Corp.                                                   66,600        1,244,088
                                                                     --------------
                                                                     $    6,604,821
                                                                     --------------
ENTERTAINMENT -- 3.4%
AOL Time Warner, Inc.*                                     369,000   $    4,833,900
Clear Channel Communications, Inc.*                         32,400        1,208,196
Viacom, Inc., "B"*                                         241,631        9,848,880
                                                                     --------------
                                                                     $   15,890,976
                                                                     --------------
FINANCIAL INSTITUTIONS -- 9.3%
Charter One Financial, Inc.                                 84,484   $    2,427,225
Citigroup, Inc.                                            452,488       15,923,053
Fannie Mae                                                 105,000        6,754,650
Freddie Mac                                                127,000        7,499,350
Goldman Sachs Group, Inc.                                   88,000        5,992,800
Merrill Lynch & Co., Inc.                                  129,100        4,899,345
                                                                     --------------
                                                                     $   43,496,423
                                                                     --------------
FINANCIAL SERVICES -- 1.3%
Mellon Financial Corp.                                     233,700   $    6,101,907
                                                                     --------------
FOOD & BEVERAGE PRODUCTS -- 4.8%
Anheuser-Busch Cos., Inc.                                  126,500   $    6,122,600
Kellogg Co.                                                123,600        4,235,772
PepsiCo, Inc.                                              280,000       11,821,600
                                                                     --------------
                                                                     $   22,179,972
                                                                     --------------
FOREST & PAPER PRODUCTS -- 1.0%
Bowater, Inc.                                               31,600   $    1,325,620
International Paper Co.                                    100,800        3,524,976
                                                                     --------------
                                                                     $    4,850,596
                                                                     --------------
INDUSTRIAL GASES -- 0.6%
Praxair, Inc.                                               44,200   $    2,553,434
                                                                     --------------
INSURANCE -- 5.2%
Allstate Corp.                                              93,000   $    3,440,070
Chubb Corp.                                                 70,500        3,680,100
Hartford Financial Services Group, Inc.                     89,040        4,045,087
MetLife, Inc.                                              174,360        4,714,695
The St. Paul Cos., Inc.                                    116,200        3,956,610
Travelers Property Casualty Corp. "B"*                     162,343        2,378,325
Travelers Property Casualty Corp.*                         142,256        2,084,050
                                                                     --------------
                                                                     $   24,298,937
                                                                     --------------
MACHINERY -- 0.3%
Deere & Co.                                                 32,500   $    1,490,125
                                                                     --------------
MEDICAL & HEALTH PRODUCTS -- 13.1%
Eli Lilly & Co.                                            202,800   $   12,877,800
Forest Laboratories, Inc.*                                  56,200        5,519,964
Johnson & Johnson Co.                                      290,500       15,602,755
Pfizer, Inc.                                               701,100       21,432,627
Schering Plough Corp.                                      245,600        5,452,320
                                                                     --------------
                                                                     $   60,885,466
                                                                     --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 2.0%
Genzyme Corp.*                                             132,900   $    3,929,986
HEALTHSOUTH Corp.*                                         380,700        1,598,940
Laboratory Corp. of America Holdings*                      101,900        2,368,156
Lincare Holdings, Inc.*                                     37,900        1,198,398
                                                                     --------------
                                                                     $    9,095,480
                                                                     --------------
METALS & MINERALS -- 0.8%
Alcoa, Inc.                                                158,600   $    3,612,908
                                                                     --------------
OIL SERVICES -- 0.7%
GlobalSantaFe Corp.                                         24,775   $      602,528
Schlumberger Ltd.                                           57,400        2,415,966
                                                                     --------------
                                                                     $    3,018,494
                                                                     --------------
OILS -- 3.6%
Devon Energy Corp.                                          48,200   $    2,212,380
ExxonMobil Corp.                                           417,456       14,585,913
                                                                     --------------
                                                                     $   16,798,293
                                                                     --------------
PRINTING & PUBLISHING -- 0.3%
Gannett Co., Inc.                                            6,600   $      473,880
New York Times Co.                                          25,100        1,147,823
                                                                     --------------
                                                                     $    1,621,703
                                                                     --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
Starwood Hotels & Resorts Co.                               93,300   $    2,214,942
                                                                     --------------
RESTAURANTS & LODGING -- 0.9%
CEC Entertainment, Inc.*                                    40,200   $    1,234,140
Hilton Hotels Corp.                                        105,600        1,342,176
Yum! Brands, Inc.*                                          67,100        1,625,162
                                                                     --------------
                                                                     $    4,201,478
                                                                     --------------
RETAIL -- 7.6%
Home Depot, Inc.                                           337,400   $    8,084,104
Kohl's Corp.*                                               31,700        1,773,615
Target Corp.                                               242,300        7,269,000
Wal-Mart Stores, Inc.                                      320,100       16,168,251

                                      32-RS

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- continued
RETAIL -- continued
Walgreen Co.                                                75,300   $    2,198,007
                                                                     --------------
                                                                     $   35,492,977
                                                                     --------------
SPECIAL PRODUCTS & SERVICES -- 2.8%
3M Co.                                                      48,500   $    5,980,050
Illinois Tool Works, Inc.                                   78,400        5,085,024
SPX Corp.*                                                  51,900        1,943,655
                                                                     --------------
                                                                     $   13,008,729
                                                                     --------------
SUPERMARKETS -- 0.7%
Kroger Co.*                                                 85,700   $    1,324,065
Safeway, Inc.*                                              88,600        2,069,696
                                                                     --------------
                                                                     $    3,393,761
                                                                     --------------
TELECOMMUNICATIONS -- 3.9%
AT&T Corp.                                                 102,700   $    2,681,497
BellSouth Corp.                                            497,300       12,865,151
EchoStar Communications Corp., "A"*                        118,500        2,637,810
                                                                     --------------
                                                                     $   18,184,458
                                                                     --------------
TELECOMMUNICATIONS -- WIRELINE -- 2.1%
Cisco Systems, Inc.*                                       756,200   $    9,906,220
                                                                     --------------
UTILITIES -- ELECTRIC -- 0.5%
PPL Corp.                                                   37,580   $    1,303,274
Public Service Enterprise Group                             37,200        1,194,120
                                                                     --------------
                                                                     $    2,497,394
                                                                     --------------
    Total U.S. Stocks                                                $  419,155,638
                                                                     --------------
FOREIGN STOCKS -- 7.9%
BERMUDA -- 2.7%
Accenture Ltd. (Business Services) "A"*                    118,000   $    2,122,820
Ace Ltd. (Insurance)                                       209,600        6,149,664
XL Capital Ltd. (Insurance) "A"                             54,200        4,186,950
                                                                     --------------
                                                                     $   12,459,434
                                                                     --------------
CANADA -- 1.0%
Encana Corp. (Utilities -- Gas)                            151,400   $    4,676,603
                                                                     --------------
SWITZERLAND -- 0.8%
Syngenta AG (Chemicals)                                     63,500   $    3,676,002
                                                                     --------------
UNITED KINGDOM -- 3.4%
BHP Billiton PLC (Metals & Mining)                          87,700   $      468,188
BP Amoco PLC (Oils)*                                     1,334,300        9,168,351
Diageo PLC (Food & Beverage Products)*                     309,350        3,360,190
Rio Tinto Group (Metals & Mining)*                          22,900          456,948
Willis Group Holdings Ltd. (Insurance)*                     84,700        2,428,349
                                                                     --------------
                                                                     $   15,882,026
                                                                     --------------
    Total Foreign Stocks                                             $   36,694,065
                                                                     ==============
    Total Stocks
      (Identified Cost, $509,299,490)                                $  455,849,703
                                                                     ==============
SHORT-TERM OBLIGATIONS -- 1.2%

                                                   PRINCIPAL AMOUNT
                                                     (000 OMITTED)
General Electric Capital Corp.,
  due 1/02/03, at Amortized Cost                           $ 5,567   $    5,566,807
                                                                     --------------
REPURCHASE AGREEMENT -- 1.0%
Merrill Lynch & Co., Inc., dated 12/31/02,
  due 01/02/03, total to be received $4,806,223
  (secured by various U.S. Treasury & Federal
  Agency obligations in a jointly traded
  account), at cost                                        $ 4,806   $    4,805,903
                                                                     --------------
    Total Investments
      (Identified Cost, $519,672,200)                                $  466,222,413
                                                                     --------------
OTHER ASSETS,
 LESS LIABILITIES -- (0.1)%                                                (693,747)
                                                                     --------------
      Net Assets -- 100.0%                                           $  465,528,666
                                                                     ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
TOTAL RETURN SERIES
STOCKS -- 53.0%

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- 51.0%
AEROSPACE -- 0.2%
Honeywell International, Inc.                               32,400   $      777,600
United Technologies Corp.                                   35,360        2,190,198
                                                                     --------------
                                                                     $    2,967,798
                                                                     --------------
BANKS & CREDIT COS. -- 3.3%
Bank of America Corp.                                      253,230   $   17,617,211
FleetBoston Financial Corp.                                709,180       17,233,074
SouthTrust Corp.                                           230,600        5,730,410
SunTrust Banks, Inc.                                       147,500        8,395,700
U.S. Bancorp                                                24,409          517,959
Wachovia Corp.                                             210,500        7,670,620
                                                                     --------------
                                                                     $   57,164,974
                                                                     --------------
BIOTECHNOLOGY -- 0.1%
Abbott Laboratories, Inc.                                   31,760   $    1,270,400
                                                                     --------------
BUSINESS MACHINES -- 0.3%
Hewlett-Packard Co.                                        218,000   $    3,784,480
International Business Machines Corp.                       25,390        1,967,725
                                                                     --------------
                                                                     $    5,752,205
                                                                     --------------
BUSINESS SERVICES -- 0.2%
Automatic Data Processing, Inc.                             73,300   $    2,877,025
                                                                     --------------
CELLULAR PHONES -- 1.2%
Motorola, Inc.                                             581,600   $    5,030,840
Telephone & Data Systems, Inc.                             321,295       15,107,291
                                                                     --------------
                                                                     $   20,138,131
                                                                     --------------
CHEMICALS -- 0.6%
Air Products & Chemicals, Inc.                              35,450   $    1,515,488
Dow Chemical Co.                                           155,200        4,609,440
E.I. DuPont de Nemours & Co.                                33,500        1,420,400
Lyondell Petrochemical Co.                                  65,000          821,600
PPG Industries, Inc.                                        50,100        2,512,515
                                                                     --------------
                                                                     $   10,879,443
                                                                     --------------
COMPUTER HARDWARE -- SYSTEMS -- 0.3%
Intel Corp.                                                281,200   $    4,378,284
                                                                     --------------
COMPUTER SOFTWARE -- 0.4%
Oracle Corp.*                                              665,304   $    7,185,283
                                                                     --------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 0.4%
Microsoft Corp.*                                           128,900   $    6,664,130
                                                                     --------------
CONGLOMERATES -- 0.8%
General Electric Co.                                       289,600   $    7,051,760
Tyco International Ltd.                                    396,800        6,777,344
                                                                     --------------
                                                                     $   13,829,104
                                                                     --------------
CONSUMER GOODS & SERVICES -- 1.2%
Colgate-Palmolive Co.                                       44,100   $    2,312,163
Fortune Brands, Inc.                                        13,300          618,583
Gillette Co.                                                97,400        2,957,064
Kimberly-Clark Corp.                                       118,700        5,634,689
Philip Morris Cos., Inc.                                   103,000        4,174,590
Procter & Gamble Co.                                        60,930        5,236,324
                                                                     --------------
                                                                     $   20,933,413
                                                                     --------------
CONTAINERS -- 0.5%
Owens Illinois, Inc.*                                      412,900   $    6,020,082
Smurfit-Stone Container Corp.*                             174,900        2,691,886
                                                                     --------------
                                                                     $    8,711,968
                                                                     --------------
ELECTRONICS -- 0.4%
Applied Micro Circuits Corp.*                              194,200   $      716,598
Texas Instruments, Inc.                                    387,920        5,822,679
                                                                     --------------
                                                                     $    6,539,277
                                                                     --------------
ENERGY -- 0.5%
TXU Corp.                                                  430,300   $    8,038,004
                                                                     --------------

                                     33-TRS

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- continued
ENTERTAINMENT -- 1.9%
Walt Disney Co.                                            357,880   $    5,837,023
Viacom, Inc., "B"*                                         648,383       26,428,091
                                                                     --------------
                                                                     $   32,265,114
                                                                     --------------
FINANCIAL INSTITUTIONS -- 2.5%
American Express Co.                                        38,500   $    1,360,975
Federal Home Loan Mortgage Corp.                           331,800       19,592,790
Federal National Mortgage Assn.                             32,530        2,092,655
Goldman Sachs Group, Inc.                                   77,000        5,243,700
Merrill Lynch & Co., Inc.                                  400,000       15,180,000
                                                                     --------------
                                                                         43,470,120
                                                                     --------------
FINANCIAL SERVICES -- 2.7%
Citigroup, Inc.                                            675,633   $   23,775,525
Mellon Financial Corp.                                     659,800       17,227,378
Morgan Stanley Dean Witter & Co.                            98,600        3,936,112
T Rowe Price Group, Inc.                                    60,000        1,636,800
                                                                     --------------
                                                                     $   46,575,815
                                                                     --------------
FOOD & NON ALCOHOLIC BEVERAGE PRODUCTS -- 0.9%
Archer-Daniels-Midland Co.                                 429,345   $    5,323,878
Kellogg Co.                                                209,600        7,182,992
PepsiCo, Inc.                                               67,828        2,863,698
                                                                     --------------
                                                                     $   15,370,568
                                                                     --------------
FOREST & PAPER PRODUCTS -- 0.8%
Bowater, Inc.                                              159,600   $    6,695,220
International Paper Co.                                    206,400        7,217,808
                                                                     --------------
                                                                     $   13,913,028
                                                                     --------------
INDUSTRIAL GASES -- 0.6%
Praxair, Inc.                                              185,700   $   10,727,889
                                                                     --------------
INSURANCE -- 3.0%
Allstate Corp.                                             279,930   $   10,354,611
Chubb Corp.                                                144,500        7,542,900
CIGNA Corp.                                                 31,000        1,274,720
Hartford Financial Services Group, Inc.                    285,340       12,962,996
MetLife, Inc.                                              401,090       10,845,474
Nationwide Financial Services, Inc., "A"                   169,310        4,850,731
Travelers Property Casualty Corp., "A"*                    297,700        4,361,305
                                                                     --------------
                                                                     $   52,192,737
                                                                     --------------
MACHINERY -- 0.8%
Caterpillar, Inc.                                           44,400   $    2,029,968
Deere & Co.                                                269,280       12,346,488
                                                                     --------------
                                                                     $   14,376,456
                                                                     --------------
MEDICAL & HEALTH PRODUCTS -- 4.3%
Baxter International, Inc.                                 157,500   $    4,410,000
Bristol-Myers Squibb Co.                                    57,790        1,337,839
Eli Lilly & Co.                                            223,680       14,203,680
Merck & Co., Inc.                                          312,100       17,667,981
Pfizer, Inc.                                               763,500       23,340,195
Schering Plough Corp.                                      611,370       13,572,414
                                                                     --------------
                                                                     $   74,532,109
                                                                     --------------
METALS & MINERALS -- 1.0%
Alcoa, Inc.                                                677,059   $   15,423,404
Phelps Dodge Corp.*                                         68,200        2,158,530
                                                                     --------------
                                                                     $   17,581,934
                                                                     --------------
OIL SERVICES -- 3.3%
BJ Services Co.*                                           167,100   $    5,399,001
Cooper Cameron Corp.*                                      141,180        7,033,588
GlobalSantaFe Corp.                                        320,600        7,796,992
Noble Drilling Corp.*                                      530,300       18,640,045
Schlumberger Ltd.                                          413,940       17,422,734
                                                                     --------------
                                                                     $   56,292,360
                                                                     --------------
OILS -- 4.6%
Apache Corp.                                               235,892   $   13,443,485
Devon Energy Corp.                                         430,410   $   19,755,819
ExxonMobil Corp.                                           517,596       18,084,804
Occidental Petroleum Corp.                                 625,640       17,799,458
Unocal Corp.                                               108,050        3,304,169
ConocoPhillips                                             149,400        7,229,466
                                                                     --------------
                                                                     $   79,617,201
                                                                     --------------
PHOTOGRAPHIC PRODUCTS -- 0.2%
Eastman Kodak Co.                                           78,500   $    2,750,640
                                                                     --------------
PRINTING & PUBLISHING -- 1.0%
Gannett Co., Inc.                                           84,340   $    6,055,612
New York Times Co., "A"                                    130,700        5,976,911
Tribune Co.                                                106,600        4,846,036
                                                                     --------------
                                                                     $   16,878,559
                                                                     --------------
RAILROADS -- 0.8%
Burlington Northern Santa Fe Railway Co.                   309,580   $    8,052,176
Norfolk Southern Corp.                                     242,600        4,849,574
                                                                     --------------
                                                                     $   12,901,750
                                                                     --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
Equity Office Properties Trust                             141,700   $    3,539,666
Equity Residential Properties Trust                        262,820        6,460,116
Healthcare Reality Trust                                    36,300        1,061,775
Starwood Hotels & Resorts Co.                              140,300        3,330,722
                                                                     --------------
                                                                     $   14,392,279
                                                                     --------------
RESTAURANTS & LODGING -- 0.7%
Hilton Hotels Corp.                                        476,300   $    6,053,773
McDonald's Corp.                                           376,200        6,049,296
                                                                     --------------
                                                                     $   12,103,069
                                                                     --------------
RETAIL -- 1.7%
Home Depot, Inc.                                           336,500   $    8,062,540
May Department Stores Co.                                  204,400        4,697,112
Sears, Roebuck & Co.                                       708,200       16,961,390
                                                                     --------------
                                                                     $   29,721,042
                                                                     --------------
SUPERMARKETS -- 1.0%
Kroger Co.*                                                984,940   $   15,217,323
Safeway, Inc.*                                              51,500        1,203,040
                                                                     --------------
                                                                     $   16,420,363
                                                                     --------------
TELECOMMUNICATIONS -- 3.2%
AT&T Corp.                                                 477,030   $   12,455,253
AT&T Wireless Services, Inc.*                            2,711,926       15,322,382
SBC Communications, Inc.                                   341,646        9,262,023
Verizon Communications, Inc.                               470,912       18,247,840
                                                                     --------------
                                                                     $   55,287,498
                                                                     --------------
TELECOMMUNICATIONS & CABLE -- 1.2%
Comcast Corp.,"A"*                                         282,747   $    6,664,347
Comcast Corp., "A"*                                        625,350       14,107,896
                                                                     --------------
                                                                     $   20,772,243
                                                                     --------------
TELECOMMUNICATIONS -- WIRELINE -- 0.2%
Advanced Fibre Communications, Inc.*                       241,200   $    4,015,980
                                                                     --------------
UTILITIES -- ELECTRIC -- 2.2%
Calpine Corp.*                                           2,174,000   $    7,087,240
Entergy Corp.                                               81,900        3,733,821
Exelon Corp.                                                57,140        3,015,278
FPL Group, Inc.                                             39,080        2,349,880
NiSource, Inc.                                           1,015,236       20,304,720
Pinnacle West Capital Corp.                                 60,400        2,059,036
                                                                     --------------
                                                                     $   38,549,975
                                                                     --------------
UTILITIES -- GAS -- 0.6%
National Fuel Gas Co.                                      386,600   $    8,014,218
WGL Holdings, Inc.                                          68,430        1,636,846
                                                                     --------------
                                                                     $    9,651,064
                                                                     --------------

                                     34-TRS

ISSUER                                                     SHARES        VALUE
U.S. STOCKS -- CONTINUED
UTILITIES -- TELEPHONE -- 0.6%
BellSouth Corp.                                            422,100   $  10,919,727
                                                                     -------------
    Total U.S. Stocks                                                $ 878,608,959
                                                                     -------------
FOREIGN STOCKS -- 2.0%
CANADA -- 0.1%
Alcan, Inc. (Metals & Minerals)                             75,600   $   2,231,712
                                                                     -------------
NETHERLANDS -- 0.2%
Akzo Nobel N.V. (Chemicals)                                101,300   $   3,210,209
                                                                     -------------
SWITZERLAND
Nestle S.A. (Food & Non Alcoholic Beverage Products)*        5,340   $   1,131,487
                                                                     -------------
UNITED KINGDOM -- 1.7%
BP Amoco PLC, ADR (Oils)                                   312,020   $  12,683,613
Diageo PLC (Food & Non Alcoholic Beverage Products)*        76,635         832,417
Reed Elsevier PLC
  (Printing & Publishing)*                               1,007,600       8,626,004
Vodafone Group PLC, ADR
  (Telecommunications)                                     364,245       6,600,120
                                                                     -------------
                                                                     $  28,742,154
                                                                     -------------
    Total Foreign Stocks                                             $  35,315,562
                                                                     -------------
    Total Stocks
      (Identified Cost, $1,008,005,881)                              $ 913,924,521
                                                                     -------------

BONDS -- 41.2%

                                                   PRINCIPAL AMOUNT
                                                     (000 OMITTED)
U.S. BONDS -- 40.2%
ADVERTISING & BROADCASTING-- 0.1%
Clear Channel Communications, Inc.,
  7.25s, 2003                                            $   1,116   $   1,138,522
Clear Channel Communications, Inc.,
  7.875s, 2005                                                 783         857,242
                                                                     -------------
                                                                     $   1,995,764
                                                                     -------------
AEROSPACE -- 0.3%
Northrop Grumman Corp.,
  7.75s, 2031                                            $   2,738   $   3,282,487
Raytheon Co., 6.15s, 2008                                    1,817       1,960,232
                                                                     -------------
                                                                     $   5,242,719
                                                                     -------------
AIRLINES
Jet Equipment Trust
  11.44s, 2014##**                                       $   1,200   $         120
                                                                     -------------
AUTOMOTIVE -- 0.2%
Ford Motor Co., 7.45s, 2031                              $     976   $     848,992
TRW, Inc., 6.625s, 2004                                        923         959,317
TRW, Inc., 7.75s, 2029                                       1,318       1,554,586
                                                                     -------------
                                                                     $   3,362,895
                                                                     -------------
BANKS & CREDIT COS. -- 1.1%
Associates Corp., 5.5s, 2004                             $   2,130   $   2,220,071
Bank of America Corp., 7.4s, 2011                            2,792       3,288,878
Credit Suisse First Boston U.S.A,
  4.625s, 2008                                               6,364       6,452,714
Credit Suisse First Boston U.S.A,
  5.75s, 2007                                                  614         657,276
Midamerican Funding LLC,
  6.927s, 2029                                               2,762       2,912,653
Natexis AMBS Co. LLC,
  8.44s, 2049 ##                                               135         157,144
Socgen Real Estate Co.,
  7.64s, 2049##                                              3,128       3,440,193
                                                                     -------------
                                                                     $  19,128,929
                                                                     -------------
BROADCAST & CABLE TV -- 0.3%
Cox Communications, Inc.,
  7.75s, 2010                                            $   3,982   $   4,535,319
                                                                     -------------
BUILDING -- 0.1%
CRH America, Inc., 6.95s, 2012                           $   1,847   $   2,069,150
                                                                     -------------
CELLULAR PHONES -- 0.1%
Alltel Corp., 7.875s, 2032                               $   1,115   $   1,368,204
                                                                     -------------
CONGLOMERATES -- 0.1%
Kennametal, Inc., 7.2s, 2012                             $   2,125   $   2,254,782
                                                                     -------------
CONSUMER CYCLICAL -- 0.1%
Cendant Corp., 6.875s, 2006                              $   1,280   $   1,328,207
                                                                     -------------
CORPORATE ASSET--BACKED -- 3.7%
Abbey National Capital Trust,
  8.963s, 2049                                           $   1,558   $   1,931,618
American Airlines Pass-Through Trust,
  6.855s, 2009                                               1,095       1,045,673
Banamex Credit Card Merchants
  Voucher, 6.25s, 2003##                                       451         452,485
BCF LLC, 7.75s, 2026##                                         430         324,669
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8s, 2008                               2,818       3,084,481
Beneficial Home Equity Loan Trust,
  1.54s, 2037                                                2,355       2,329,081
Capital One Auto Finance Trust,
  4.79s, 2009                                                1,750       1,862,917
Certificates Funding Corp.,
  6.716s, 2004                                               5,887       6,338,995
Chase Commercial Mortgage
  Securities Corp., 6.39s, 2008                              2,893       3,242,217
Chase Commercial Mortgage
  Securities Corp., 7.543s, 2009                               887         998,741
Chase Mortgage Finance Trust,
  6s, 2017                                                   2,218       2,282,722
Citibank Credit Card Issuance Trust,
  6.65s, 2008                                                4,743       5,117,293
Commerce 2000, 1.64s, 2011                                   1,367       1,366,852
Continental Airlines Pass-Through
  Trust, Inc., 6.648s, 2019                                  2,494       2,178,844
Continental Airlines Pass-Through
  Trust, Inc., 7.256s, 2020                                  1,627       1,425,669
Criimi Mae Commercial Mortgage
  Trust, 7s, 2011                                            1,630       1,782,642
Criimi Mae Corp., 6.701s, 2008##                             1,272       1,341,596
CWMBS, Inc. Pass-Through Trust,
  8s, 2030                                                   5,259       5,508,406
GS Mortgage Securities Corp. II,
  6.06s, 2030                                                3,080       3,266,893
Independant National Mortgage Corp.,
  7s, 2026                                                   1,345       1,365,261
Morgan (JP) Commercial Mortgage
  Finance Corp., 6.613s, 2030                                1,179       1,320,695
Morgan Stanley Deanwitter Capital,
  2.9s, 2013##                                               2,671       2,672,340
Residential Accredit Loans, Inc.,
  6.75s, 2028                                                6,300       6,481,912
Residential Accredit Loans, Inc.,
  7s, 2028                                                   2,828       2,933,205
Residential Funding Mortgage
  Securities, Inc., 6s, 2016                                 2,288       2,351,731
Summit Acceptance Auto
  Investment LLC, 7.51s, 2007                                1,600       1,660,000
                                                                     -------------
                                                                     $  64,666,938
                                                                     -------------

                                     35-TRS

                                                   PRINCIPAL AMOUNT
ISSUER                                               (000 OMITTED)       VALUE
U.S. BONDS -- continued
ENERGY -- INDEPENDENT -- 0.2%
Devon Financing Corp, U L C,
  6.875s, 2011                                         $     3,000   $   3,341,571
                                                                     -------------
ENERGY -- INTEGRATED -- 0.3%
Amerada Hess Corp., 7.3s, 2031                         $     2,311   $   2,511,311
Phillips Petroleum Co., 8.5s, 2005                           2,211       2,514,170
                                                                     -------------
                                                                     $   5,025,481
                                                                     -------------
ENTERTAINMENT -- 0.2%
AOL Time Warner, Inc., 6.15s, 2007                     $       751   $     780,158
Time Warner, Inc., 10.15s, 2012                                335         422,752
Time Warner, Inc., 6.875s, 2018                              1,180       1,179,819
USA Interactive, 7s, 2013##                                  1,492       1,544,429
                                                                     -------------
                                                                     $   3,927,158
                                                                     -------------
FINANCIAL INSTITUTIONS -- 1.4%
Countrywide Home Loans, Inc.,
  6.85s, 2004                                          $     1,792   $   1,906,281
Ford Motor Credit Co., 6.875s, 2006                            625         626,095
Ford Motor Credit Co., 7.375s, 2009                          3,263       3,233,183
General Motors Acceptance Corp.,
  5.36s, 2004                                                5,000       5,109,075
General Motors Acceptance Corp.,
  6.875s, 2011                                               2,196       2,189,983
General Motors Acceptance Corp.,
  3.898s, 2013                                               1,066       1,066,300
General Motors Acceptance Corp.,
  8s, 2031                                                   1,396       1,403,601
KFW International Finance, Inc.,
  4.25s, 2005                                                1,600       1,682,945
Lehman Brothers Holdings, Inc.,
  7.75s, 2005                                                1,583       1,736,713
Lehman Brothers Holdings, Inc.,
  8.25s, 2007                                                1,405       1,651,427
Pemex Project Funding Master Trust,
  9.125s, 2010                                               2,351       2,683,040
Sallie Mae Corp., 5.375s, 2013                               1,702       1,755,341
                                                                     -------------
                                                                     $  25,043,984
                                                                     -------------
FINANCIAL SERVICES -- 0.9%
Citigroup, Inc., 7.25s, 2010                           $     3,761   $   4,366,028
General Electric Capital Corp.,
  7.5s, 2005                                                 3,643       4,068,976
General Electric Capital Corp.,
  8.75s, 2007                                                  904       1,088,457
Morgan Stanley Capital I, Inc.,
  .7037s, 2030                                              83,879       2,697,718
Morgan Stanley Group, Inc.,
  6.1s, 2006                                                 3,045       3,317,113
                                                                     -------------
                                                                     $  15,538,292
                                                                     -------------
FOOD & NON ALCOHOLIC BEVERAGE PRODUCTS -- 0.4%
Dole Food, Inc., 7.25s, 2009                           $     2,246   $   2,175,188
Kellogg Co., 6s, 2006                                        2,170       2,352,135
Tyson Foods, Inc., 8.25s, 2011                               2,181       2,578,629
                                                                     -------------
                                                                     $   7,105,952
                                                                     -------------
FOREST & PAPER PRODUCTS -- 0.2%
Weyerhaeuser Co., 6.75s, 2012                          $     2,123   $   2,314,788
Weyerhaeuser Co., 7.375s, 2032                               1,158       1,255,883
                                                                     -------------
                                                                     $   3,570,671
                                                                     -------------
GAMING & LODGING -- 0.2%
Harrahs Operating, Inc., 7.125s, 2007                  $     1,476   $   1,627,249
MGM Mirage, Inc., 8.5s, 2010                                 1,563       1,727,115
                                                                     -------------
                                                                     $   3,354,364
                                                                     -------------
INSURANCE -- 0.7%
AIG SunAmerica, 7.6s, 2005##                           $     3,135   $   3,513,805
Allstate Corp., 6.125s, 2032                                 1,617       1,647,254
Metlife, Inc., 6.5s, 2032                              $     1,575       1,634,734
Prudential Funding Corp., 6.6s, 2008                         1,544       1,708,834
SunAmerica Institutional, 5.75s, 2009                        2,804       3,023,276
                                                                     -------------
                                                                     $  11,527,903
                                                                     -------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.2%
HCA, Inc., 6.95s, 2012                                 $     2,556   $   2,693,554
                                                                     -------------
NATURAL GAS -- PIPELINE-- 0.2%
Kinder Morgan Energy Partners,
  6.75s, 2011                                          $       740   $     803,825
Kinder Morgan Energy Partners,
  7.4s, 2031                                                 1,373       1,486,502
Kinder Morgan Energy Partners,
  7.75s, 2032                                                  980       1,112,386
                                                                     -------------
                                                                     $   3,402,713
                                                                     -------------
OILS-- 0.2%
Occidental Petroleum Corp.,
  6.4s, 2003                                           $     2,700   $   2,726,433
                                                                     -------------
POLLUTION CONTROL -- 0.2%
Waste Management, Inc., 7.375s, 2010                   $     3,703   $   4,051,600
                                                                     -------------
PRINTING & PUBLISHING -- 0.4%
Belo Corp., 7.75s, 2027                                $     2,533   $   2,694,820
News America Holdings, Inc.,
  8.5s, 2005                                                   694         750,414
News America Holdings, Inc.,
  6.703s, 2004                                               3,822       3,870,421
                                                                     -------------
                                                                     $   7,315,655
                                                                     -------------
RAILROADS -- 0.1%
Union Pacific Corp., 6.34s, 2003                       $     2,087   $   2,161,690
                                                                     -------------
REAL ESTATE -- 0.5%
Eop Operating Ltd., 6.8s, 2009                         $     1,238   $   1,342,711
Simon Property Group, Inc.,
  6.75s, 2004                                                4,593       4,776,872
Vornado Reality Trust, 5.625s, 2007                          3,304       3,366,561
                                                                     -------------
                                                                     $   9,486,144
                                                                     -------------
RETAIL -- 0.3%
Federated Department Stores, Inc.,
  8.5s, 2003                                           $     4,793   $   4,914,699
                                                                     -------------
TELECOMMUNICATIONS -- 0.3%
TCI Communications Financing III,
  9.65s, 2027                                          $     4,805   $   4,421,393
                                                                     -------------
TELECOMMUNICATIONS -- WIRELESS -- 0.1%
AT&T Wireless Services, Inc.,
  7.35s, 2006                                          $       903   $     930,090
                                                                     -------------
TELECOMMUNICATIONS -- WIRELINE-- 0.5%
Citizens Communications Co.,
  8.5s, 2006                                           $     1,645   $  1,821,665
Citizens Communications Co.,
  7.625s, 2008                                               2,281       2,525,441
Sprint Capital Corp., 5.7s, 2003                             2,115       2,104,425
Sprint Capital Corp., 7.125s, 2006                           1,035       1,024,650
Telecomunicaciones de
  Puerto Rico, Inc., 6.65s, 2006                             1,716       1,816,853
                                                                     -------------
                                                                     $   9,293,034
                                                                     -------------
U.S. GOVERNMENT AGENCIES -- 18.5%
Federal Home Loan Mortgage Corp.,
  4.25s, 2005                                          $     4,335   $   4,563,940
Federal Home Loan Mortgage Corp.,
  5.125s, 2012                                              14,023      14,925,184
Federal Home Loan Mortgage Corp.,
  5.5s, 2006                                                 7,104       7,809,171

                                     36-TRS

                                                    PRINCIPAL AMOUNT
ISSUER                                                (000 OMITTED)      VALUE
U.S. BONDS -- continued
U.S. GOVERNMENT AGENCIES -- continued
Federal Home Loan Mortgage Corp.,
  6s, 2011-2031                                        $    11,697      12,308,144
Federal Home Loan Mortgage Corp.,
  6.5s, 2032                                                 4,257       4,433,912
Federal Home Loan Mortgage Corp.,
  7s, 2005                                                  13,026      14,612,541
Federal Home Loan Mortgage Corp.,
  7.5s, 2031                                                 1,775       1,884,968
Federal National Mortgage Assn.,
  4.08s, 2031                                                2,950       3,011,766
Federal National Mortgage Assn.,
  5.25s, 2007                                                5,700       6,240,280
Federal National Mortgage Assn.,
  5.5s, 2006-2099                                           34,030      35,600,513
Federal National Mortgage Assn.,
  5.722s, 2009                                               5,090       5,543,454
Federal National Mortgage Assn.,
  6s, 2016-2031                                             57,755      60,001,243
Federal National Mortgage Assn.,
  6.5s, 2031                                                70,345      73,277,322
Federal National Mortgage Assn.,
  6.625s, 2009-2010                                         19,184      22,514,641
Federal National Mortgage Assn.,
  7.5s, 2031                                                 6,844       7,269,264
Government National Mortgage Assn.,
  6.5s, 2028                                                 6,738       7,081,032
Government National Mortgage Assn.,
  7s, 2032                                                  31,845      33,760,144
Government National Mortgage Assn.,
  7.5s, 2024-2008                                               81          86,943
Student Loan Marketing Assn.,
  5s, 2004                                                   3,495       3,670,442
                                                                     -------------
                                                                     $ 318,594,904
                                                                     -------------
U.S. TREASURY OBLIGATIONS -- 6.3%
U.S. Treasury Bonds, 5.375s, 2031                      $     5,635   $   6,143,029
U.S. Treasury Bonds, 6.25s, 2023-2030                       25,140      29,665,415
U.S. Treasury Bonds, 9.875s, 2015                            7,228      11,158,225
U.S. Treasury Bonds, 11.875s, 2003                          13,511      14,744,406
U.S. Treasury Notes, 3.25s, 2007                            23,078      23,649,550
U.S. Treasury Notes, 3.375s, 2007                            7,481       8,101,806
U.S. Treasury Notes, 4.375s, 2012                            7,463       7,800,872
U.S. Treasury Notes, 6.875s, 2006                            6,270       7,213,930
                                                                     -------------
                                                                     $ 108,477,233
                                                                     -------------
UTILITIES -- ELECTRIC -- 1.5%
Cleveland Electric Illuminating Co.,
  9s, 2023                                             $     1,426   $   1,517,318
DTE Energy Co., 7.05s, 2011                                  1,827       2,027,570
Entergy Mississippi, Inc., 6.2s, 2004                        1,620       1,682,283
Firstenergy Corp., 6.45s, 2011                                 619         615,808
GGIB Funding Corp., 7.43s, 2011                                913         951,364
Gulf States Utilities Co., 8.25s, 2004                         816         865,127
Midamerican Energy Holdings Co.,
  5.875s, 2012                                                 535         542,346
Niagara Mohawk Power Corp.,
  7.75s, 2006                                                  942       1,067,564
Niagara Mohawk Power Corp.,
  8.77s, 2018                                                2,839       2,971,030
Northeast Utilities, 8.58s, 2006                             1,299       1,452,708
Northwestern Corp., 8.75s, 2012                              1,741       1,251,030
Oncor Electric, 7s, 2032##                                   2,078       2,077,711
PSEG Power LLC, 6.95s, 2012                                  1,068       1,084,378
PSEG Power LLC, 8.625s, 2031                                 2,310       2,487,313
Toledo Edison Co., 7.875s, 2004                              1,725       1,830,330
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017                                          $     2,698   $   2,912,624
                                                                     -------------
                                                                     $  25,336,504
                                                                     -------------
UTILITIES -- TELEPHONE -- 0.3%
Verizon Global Funding Corp.,
  7.375s, 2012                                         $     4,213   $   4,847,221
                                                                     -------------
    Total U.S. Bonds                                                 $ 693,041,270
                                                                     -------------
FOREIGN BONDS -- 1.0%
CANADA -- 0.4%
Abitibi Consolidated, Inc.
  8.85s, 2030( Forest &
  Paper Products)                                      $     3,445   $   3,704,619
Hydro Quebec, 6.3s, 2011(Energy)                             2,256       2,568,474
                                                                     -------------
                                                                     $   6,273,093
                                                                     -------------
FRANCE -- 0.1% France Telecom S.A.,
  4.16s, 2003(Telecommunications)                      $     2,151   $   2,151,873
                                                                     -------------
ITALY -- 0.3%
Republic of Italy, 4.625s, 2005                        $     3,119   $   3,290,336
Unicredito Italiano Capital Trust,
  9.2s, 2049(Banks & Credit Cos.)##                          1,509       1,854,354
                                                                     -------------
                                                                     $   5,144,690
                                                                     -------------
MEXICO -- 0.1%
United Mexican States, 8.375s, 2011                    $       685   $     774,050
United Mexican States, 11.375s, 2016                           621         832,140
                                                                     -------------
                                                                     $   1,606,190
                                                                     -------------
NORWAY
Union Bank of Norway, 7.35s, 2049
  (Banks & Credit Cos.)##                              $       727   $     745,146
                                                                     -------------
SINGAPORE -- 0.1%
DBS Capital Funding Corp.,
  7.657s, 2049(Financial Institutions)##               $     1,476   $   1,637,895
                                                                     -------------
    Total Foreign Bonds                                              $  17,558,887
                                                                     -------------
    Total Bonds
      (Identified Cost, $681,995,667)                                $ 710,600,157
                                                                     -------------

CONVERTIBLE PREFERRED STOCKS -- 0.4%

                                                          SHARES
U.S. STOCKS -- 0.4%
CELLULAR PHONES -- 0.3%
Motorola, Inc., 7.00%                                      151,800   $   4,857,600
                                                                     -------------
ELECTRONICS -- 0.1%
NiSource, Inc., 7.75%                                       47,900   $   1,839,360
                                                                     -------------
    Total Convertible Preferred Stocks
      (Identified Cost, $9,601,395)                                  $   6,696,960
                                                                     -------------

CONVERTIBLE BONDS -- 0.8%

                                                    PRINCIPAL AMOUNT
                                                      (000 OMITTED)
U.S. BONDS -- 0.8%
COMPUTER SOFTWARE -- SYSTEMS -- 0.4%
Analog Devices, Inc., 4.75s, 2005                          $ 6,100   $   6,061,875
                                                                     -------------
CONGLOMERATES -- 0.2%
Loews Corp., 3.125s, 2007                                  $ 3,030   $   2,711,850
                                                                     -------------
GAMING & LODGING -- 0.2%
Hilton Hotels Corp., 5s, 2006                              $ 4,000   $   3,830,000
                                                                     -------------
    Total Convertible Bonds
      (Identified Cost, $11,961,822)                                 $  12,603,725
                                                                     -------------

                                     37-TRS

ISSUER                                                     SHARES         VALUE
PREFERRED STOCK -- 0.2%
INSURANCE -- 0.2%
Hartford Financial Services
  Group, Inc., 6.00% (Identified Cost, $3,527,648)          74,000   $     3,646,720
                                                                     ---------------

SHORT-TERM OBLIGATIONS -- 3.1%

                                                    PRINCIPAL AMOUNT
                                                      (000 OMITTED)
Citigroup, Inc., due 1/10/03 -- 1/16/03                   $  8,200   $     8,195,687
Federal Home Loan Mortgage Corp.,
  due 1/02/03                                                    2             2,000
General Electric Capital Corp.,
  due 1/02/03                                               26,627        26,626,075
General Motors Acceptance Corp.,
  due 1/15/03                                               10,000         9,992,417
Thunder Bay Funding, Inc.,
  due 1/13/03                                                9,010         9,005,975
                                                                     ---------------
Total Short-Term Obligations, at Amortized Cost                      $    53,822,154
                                                                     ---------------
REPURCHASE AGREEMENT -- 2.5%
Merril Lynch, dated 12/31/02,
  due 1/02/03, total to be received
  $43,237,212 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account.), at Cost                                      $ 43,234   $    43,234,330
                                                                     ---------------
    Total Investments
      (Identified Cost, $1,812,148,897)                              $ 1,744,528,567
                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.2)%                                             (20,267,152)
                                                                     ---------------
    Net Assets -- 100.0%                                             $ 1,724,261,415
                                                                     ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2002
UTILITIES SERIES
STOCKS -- 78.6%

ISSUER                                                      SHARES        VALUE
U.S. STOCKS -- 56.7%
ADVERTISING & BROADCASTING -- 0.1%
Lamar Advertising Co., "A"*                                  6,900   $       232,047
                                                                     ---------------
ENERGY -- 8.7%
ConocoPhillips                                              56,500   $     2,734,035
Energy East Corp.                                          180,000         3,976,200
Equitable Resources, Inc.                                  285,500        10,003,920
TXU Corp.                                                  289,900         5,415,332
                                                                     ---------------
                                                                     $    22,129,487
                                                                     ---------------
ENTERTAINMENT -- 5.0%
AOL Time Warner, Inc.*                                     323,200   $     4,233,920
Fox Entertainment Group, Inc.*                              83,500         2,165,155
Viacom, Inc., "B"*                                         153,200         6,244,432
                                                                     ---------------
                                                                     $    12,643,507
                                                                     ---------------
NATURAL GAS -- PIPELINE -- 3.5%
Kinder Morgan Management LLC                               285,475   $     9,018,155
                                                                     ---------------
OIL SERVICES -- 1.1%
El Paso Corp.                                              213,303   $     1,484,589
Enbridge Energy Management LLC                              33,421         1,253,287
                                                                     ---------------
                                                                     $     2,737,876
                                                                     ---------------
OILS -- 0.3%
Anadarko Petroleum Corp.                                    19,000   $       910,100
                                                                     ---------------
TELECOMMUNICATIONS -- 7.3%
BellSouth Corp.                                            257,800   $     6,669,286
CenturyTel, Inc.##                                          15,700           461,266
Charter Communications, Inc.*                              182,700           215,586
Commonwealth Telephone Enterprises, Inc.*                   69,000         2,472,960
SBC Communications, Inc.                                   202,100         5,478,931
Verizon Communications, Inc.                                88,050         3,411,938
Winstar Communications, Inc. (Chapter 11)*                 153,150               168
                                                                     ---------------
                                                                     $    18,710,135
                                                                     ---------------
TELECOMMUNICATIONS & CABLE -- 1.0%
Comcast Corp. "A"*                                          47,896   $     1,128,909
Comcast Corp., Special "A"                                  60,100         1,355,856
                                                                     ---------------
                                                                     $     2,484,765
                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 1.4%
AT&T Wireless Services, Inc.*                              616,560   $     3,483,564
                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 1.5%
Citizens Communications Co.                                124,200   $     1,310,310
EchoStar Communications Corp.*                             110,500         2,459,730
                                                                     ---------------
                                                                     $     3,770,040
                                                                     ---------------
UTILITIES -- ELECTRIC -- 18.4%
Allegheny Energy, Inc.                                     234,300   $     1,771,308
Constellation Energy Group, Inc.                           136,900         3,808,558
Dominion Resources, Inc.                                    56,000         3,074,400
Edison International*                                      355,400         4,211,490
Entergy Corp.                                               82,900         3,779,411
Exelon Corp.                                                72,700         3,836,379
FirstEnergy Corp.                                          132,100         4,355,337
Mirant Corp.*                                              485,500           917,595
NiSource, Inc.                                              79,600         1,592,000
PG&E Corp.*                                                134,200         1,865,380
Pinnacle West Capital Corp.                                114,700         3,910,123
PPL Corp.                                                  199,200         6,908,256
Progress Energy, Inc.                                       47,900         2,076,465
Public Service Enterprise Group, Inc.                      144,800         4,648,080
                                                                     ---------------
                                                                     $    46,754,782
                                                                     ---------------
UTILITIES -- GAS -- 8.4%
Energen Corp.                                               21,200   $       616,920
KeySpan Corp.                                              123,000         4,334,520
Kinder Morgan, Inc.                                        203,970         8,621,812
MDU Resources Group, Inc.                                  181,300         4,679,353
NICOR, Inc.                                                  7,300           248,419

                                      38-US

ISSUER                                                      SHARES        VALUE
U.S. STOCKS -- Continued
UTILITIES -- GAS -- continued
Questar Corp.                                              102,900   $     2,862,678
                                                                     ---------------
                                                                     $    21,363,702
                                                                     ---------------
    Total U.S. Stocks                                                $   144,238,160
                                                                     ---------------
FOREIGN STOCKS -- 21.9%
CANADA -- 2.9%
BCE, Inc. (Telecommunications)                             233,300   $     4,201,733
Encana Corp. (Utilities -- Gas)                            104,388         3,224,447
                                                                     ---------------
                                                                     $     7,426,180
                                                                     ---------------
CHILE -- 0.2%
Empresa Nacional de Electricidad S.A.,
  ADR (Utilities -- Electric)                               37,600   $       424,880
                                                                     ---------------
CHINA -- 0.7%
China Telecom Corp.
  (Telecommunications)                                   9,230,000   $     1,621,520
China Telecom Corp., ADR
  (Telecommunications)                                      18,800           324,864
                                                                     ---------------
                                                                     $     1,946,384
                                                                     ---------------
FRANCE -- 1.2%
Vivendi Environnement (Utilities)                          136,833   $     3,187,283
                                                                     ---------------
GERMANY -- 0.5%
VEBA AG (Oil Services)                                      30,600   $     1,233,399
                                                                     ---------------
HUNGARY -- 0.1%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)                                      13,300   $       236,740
                                                                     ---------------
ISRAEL -- 0.2%
Partner Communications Co. Ltd.,
  ADR (Cellular Phones)*                                   151,650   $       538,358
                                                                     ---------------
ITALY -- 1.0%
Snam Rete Gas S.p.A. (Gas)*                                715,330   $     2,437,112
                                                                     ---------------
MEXICO -- 2.6%
America Movil S.A. de C.V.,
  ADR (Telecommunications)                                 173,100   $     2,485,716
Telefonos de Mexico S.A.,
  ADR (Telecommunications)                                 132,000         4,221,360
                                                                     ---------------
                                                                     $     6,707,076
                                                                     ---------------
NETHERLANDS -- 0.9%
Completel Europe N.V. "Preferred"
  (Telecommunications -- Wireline)++                            43   $        29,020
Completel Europe N.V
  (Telecommunications -- Wireline)                           4,393            23,486
Koninklijke KPN N.V
  (Telecommunications)                                     350,230         2,276,307
                                                                     ---------------
                                                                     $     2,328,813
                                                                     ---------------
PORTUGAL -- 0.1%
Portugal Telecom S.A
  (Telecommunications)                                      33,700   $       231,397
                                                                     ---------------
SINGAPORE -- 0.6% MobileOne Asia, Ltd.
  (Telecommunications -- Wireless)*                      2,259,000   $     1,589,194
                                                                     ---------------
SOUTH KOREA -- 1.9%
KT Corp. (Telecommunications)                              172,110   $     3,708,971
SK Telecom Co., Ltd. (Telecommunications)                    5,290         1,021,597
                                                                     ---------------
                                                                     $     4,730,568
                                                                     ---------------
SPAIN -- 4.6%
Endesa S.A., ADR (Utilities -- Electric)                   193,500   $     2,261,734
Iberdrola S.A. (Utilities -- Electric)                     417,300         5,840,035
Telefonica de Espana S.A., ADR
  (Telecommunications)                                      37,100           985,747
Telefonica S.A. (Telecommunications)                       288,800         2,582,450
                                                                     ---------------
                                                                     $    11,669,966
                                                                     ---------------
UNITED KINGDOM -- 4.4%
BP Amoco PLC (Oils)*                                       462,200   $     3,175,906
National Grid Group PLC
  (Telecommunications)                                     755,300         5,548,431
Vodafone Group PLC
  (Telecommunications)                                   1,341,560         2,444,884
                                                                     ---------------
                                                                     $    11,169,221
                                                                     ---------------
    Total Foreign Stocks                                             $    55,856,571
                                                                     ---------------
    Total Stocks
      (Identified Cost, $235,062,573)                                $   200,094,731
                                                                     ---------------

BONDS -- 9.5%

                                                    PRINCIPAL AMOUNT
                                                     (000 OMITTED)
U.S. BONDS -- 8.8%
AEROSPACE -- 0.1% Northrop Grumman Corp.,
  7.75s, 2031                                            $     222   $       266,148
                                                                     ---------------
AUTOMOTIVE
DaimlerChrysler AG, 7.45s, 2097                          $      85   $        88,308
                                                                     ---------------
BANKS & CREDIT COS. -- 0.1%
Beaver Valley Funding Corp. II, 9s, 2017                 $      16   $        17,721
Credit Suisse First Boston Corp.,
  4.625s, 2008                                                 257           260,583
                                                                     ---------------
                                                                     $       278,304
                                                                     ---------------
BROADCAST & CABLE TV
CSC Holdings, Inc., 8.125s, 2009                         $      95   $        91,319
                                                                     ---------------
BUILDING -- 0.1%
American Standard, Inc., 7.375s, 2008                    $     170   $       177,650
                                                                     ---------------
CORPORATE ASSET--BACKED -- 1.1%
Falcon Auto Dealership LLC,
  3.083s, 2023 ##                                        $   1,197   $       171,314
PSE&G Transition Funding LLC,
  5.74s, 2007                                                  704           736,567
PSE&G Transition Funding LLC,
  5.98s, 2008                                                  340           371,799
TIAA Retail Commercial Mortgage Trust,
  7.17s, 2032 ##                                               676           746,526
Vanderbilt Mortgage & Finance, Inc.,
  5.17s, 2014                                                  789           810,519
                                                                     ---------------
                                                                     $     2,836,725
                                                                     ---------------
DEFENSE ELECTRONICS -- 0.3%
Raytheon Co., 7.9s, 2003                                 $     831   $       836,631
                                                                     ---------------
ENERGY -- INDEPENDENT -- 0.2%
Devon Financing Corp., ULC,
  6.875s, 2011                                           $     466   $       519,057
                                                                     ---------------
ENERGY -- INTEGRATED -- 0.3%
Amerada Hess Corp., 6.65s, 2011                          $     773   $       844,330
                                                                     ---------------
ENTERTAINMENT -- 0.2%
Time Warner Entertainment Co. LP,
  8.875s, 2012                                           $     493   $       587,203
                                                                     ---------------
FINANCIAL INSTITUTIONS -- 0.2%
Countrywide Home Loans, Inc.,
  6.85s, 2004                                            $     182   $       193,607
Ford Motor Credit Co., 7.375s, 2009                            260           257,624
General Electric Capital Corp.,
  5.45s, 2013                                                  159           164,630
                                                                     ---------------
                                                                     $       615,861
                                                                     ---------------
FINANCIAL SERVICES
Sprint Capital Corp., 6.875s, 2028                       $     103   $        82,915
                                                                     ---------------
FOREST & PAPER PRODUCTS -- 0.1%
MeadWestvaco Corp., 6.8s, 2032                           $     182   $       185,031
                                                                     ---------------

                                      39-US

                                                    PRINCIPAL AMOUNT
ISSUER                                               (000 OMITTED)        VALUE
U.S. BONDS -- continued
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.1%
HCA Healthcare Co., 7.125s, 2006                         $     243   $       257,516
                                                                     ---------------
NATURAL GAS -- PIPELINE -- 0.1%
Kinder Morgan Energy Partners, 7.3s, 2033                $     175   $       187,611
                                                                     ---------------
POLLUTION CONTROL -- 0.1%
WMX Technologies, Inc.,
  6.375s, 2003                                           $     255   $       259,873
                                                                     ---------------
RESTAURANTS & LODGING -- 0.1%
Tricon Global Restaurants, Inc.,
  8.875s, 2011                                           $     233   $       252,805
                                                                     ---------------
TELECOMMUNICATIONS -- 0.2%
Tele Communications, Inc., 9.8s, 2012                    $     164   $       197,132
Verizon Global Funding Corp.,
  7.375s, 2012                                                 194           223,204
                                                                     ---------------
                                                                     $       420,336
                                                                     ---------------
TELECOMMUNICATIONS -- WIRELESS -- 0.1%
Verizon Wireless Capital LLC,
  5.375s, 2006                                           $     133   $       138,943
                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 0.3%
Citizens Communications Co.,
  8.5s, 2006                                             $     552   $       611,282
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006                                                   72            76,232
Telecomunicaciones de Puerto Rico, Inc.,
  6.8s, 2009                                                   175           179,269
                                                                     ---------------
                                                                     $       866,783
                                                                     ---------------
U.S. GOVERNMENT AGENCIES -- 1.6%
Federal National Mortgage Assn.,
  6s, 2016                                               $     998   $     1,045,128
Federal National Mortgage Assn.,
  6.5s, 2031                                                 2,334         2,431,172
Government National Mortgage Assn.,
  7s, 2027                                                     424           454,390
                                                                     ---------------
                                                                     $     3,930,690
                                                                     ---------------
U.S. TREASURY OBLIGATIONS -- 0.6%
U.S. Treasury Bonds, 5.375s, 2031                        $     332   $       361,932
U.S. Treasury Notes, 3s, 2007                                  540           546,497
U.S. Treasury Notes, 4s, 2012                                  553           560,820
                                                                     ---------------
                                                                     $     1,469,249
                                                                     ---------------
UTILITIES -- ELECTRIC -- 2.9%
DTE Energy Co., 6.45s, 2006                              $   1,693   $     1,821,759
FirstEnergy Corp., 5.5s, 2006                                  213           214,203
FirstEnergy Corp., 6.45s, 2011                                  84            83,567
Midamerican Energy Holdings Co.,
  5.875s, 2012                                                 598           606,211
Midamerican Funding LLC,
  6.927s, 2029                                                 280           295,273
Niagara Mohawk Power Corp.,
  8.77s, 2018                                                  345           361,044
NiSource Finance Corp.,
  7.625s, 2005                                                 383           400,027
Northwestern Corp., 7.875s, 2007                                43            30,929
NSTAR Co., 8s, 2010                                            557           675,677
Progress Energy, Inc., 6.75s, 2006                           1,195         1,283,511
Progress Energy, Inc., 7.1s, 2011                              404           445,247
PSEG Power LLC, 7.75s, 2011                                    446           473,103
PSEG Power LLC, 8.625s, 2031                                   299           321,951
TXU Corp., 6.375s, 2006                                        231           211,365
TXU Eastern Funding Co.,
  6.75s, 2009**                                                191            18,145
                                                                     ---------------
                                                                     $     7,242,012
                                                                     ---------------
    Total U.S. Bonds                                                 $    22,435,300
                                                                     ---------------
FOREIGN BONDS -- 0.7%
CANADA -- 0.1%
Abitibi Consolidated, Inc.,
  8.85s, 2030 (Forest &
  Paper Products)                                        $     239   $       257,011
                                                                     ---------------
FRANCE -- 0.2%
France Telecom S.A., 9.25s, 2011
  (Telecommunications)                                   $     321   $       371,163
                                                                     ---------------
MALAYSIA
Petronas Capital Ltd.,
  7.875s, 2022 (Oil Services)##                          $     105   $       112,814
                                                                     ---------------
MEXICO -- 0.1%
United Mexican States,
  11.5s, 2026                                            $     214   $       294,036
                                                                     ---------------
SINGAPORE -- 0.1%
DBS Capital Funding Corp.,
  7.657s, 2049 (Banks & Credit Cos.)##                   $     245   $       271,873
                                                                     ---------------
UNITED KINGDOM -- 0.2%
British Sky Broadcasting Group,
  7.3s, 2006 (Advertising &
  Broadcasting)                                          $     469   $       487,760
                                                                     ---------------
    Total Foreign Bonds                                              $     1,794,657
                                                                     ---------------
    Total Bonds
      (Identified Cost, $22,880,933)                                 $    24,229,957

CONVERTIBLE PREFERRED STOCKS -- 4.0%

                                                            SHARES
U.S. STOCKS -- 5.5%
ENERGY -- INTEGRATED -- 0.7%
PPL Capital Funding Trust I, 7.75s                          93,500   $     1,697,025
                                                                     ---------------
UTILITIES -- ELECTRIC -- 4.2%
AES Trust III, 6.75s                                        95,500   $     1,451,600
AES Trust VII, 6.00s                                        48,600           704,700
TXU Corp., 8.75s                                           169,800         4,856,280
                                                                     ---------------
                                                                     $     7,012,580
                                                                     ---------------
UTILITIES -- GAS -- 0.6%
KeySpan Corp., 8.75s                                        29,850   $     1,509,514
                                                                     ---------------
    Total Convertible Preferred Stocks
      (Identified Cost, $14,861,047)                                 $    10,219,119
                                                                     ---------------
PREFERRED STOCKS -- 1.5%
U.S. STOCKS -- 1.5%
UTILITIES -- ELECTRIC -- 1.5%
Sempra Energy, 8.5s                                        159,900   $     3,845,595
                                                                     ---------------
    Total Preferred Stocks
      (Identified Cost, $3,993,599)                                  $     3,845,595
                                                                     ---------------
CONVERTIBLE BONDS -- 1.9%
U.S. BONDS -- 1.9%
MEDIA -- CABLE -- 0.1%
Charter Communications, Inc.,
  4.75s, 2006                                            $   2,450   $       437,937
                                                                     ---------------
TELECOMMUNICATIONS -- 0.1%
CenturyTel, Inc., 4.75s, 2032##                          $     190   $       219,688
                                                                     ---------------
TELECOMMUNICATIONS -- WIRELINE -- 1.7%
EchoStar Communications Corp.,
  4.875s, 2007                                           $   4,840   $     4,283,400
                                                                     ---------------
    Total Convertible Bonds
      (Identified Cost, $7,817,435)                                  $     4,941,025
                                                                     ---------------

                                      40-US

WARRANTS

ISSUER                                                      SHARES        VALUE
NETHERLANDS
Completel Europe N.V
  (Telecommunications -- Wireline)*,
  (Identified Cost, $0)                                     36,880   $           387
                                                                     ---------------

SHORT-TERM OBLIGATIONS -- 1.9%

                                                    PRINCIPAL AMOUNT
                                                     (000 OMITTED)
General Electric Capital Corp.,
  due 1/02/03, at Amortized Cost                         $   4,699   $     4,698,837
                                                                     ---------------
REPURCHASE AGREEMENT -- 1.6%
Merrill Lynch, dated 12/31/02,
  due 1/02/03, total to be received
  $4,056,813 (secured by various
  U.S. Treasury and Federal Agency
  obligation in a jointly traded account),
  at cost                                                $   4,057   $     4,056,543
                                                                     ---------------
    Total Investments
      (Identified Cost, $293,370,967 )                               $   252,086,194
                                                                     ---------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.0%                                                 2,448,894
                                                                     ---------------
    NET ASSETS -- 100.0%                                             $   254,535,088
                                                                     ===============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 * NON-INCOME PRODUCING SECURITY.
** NON-INCOME PRODUCING SECURITY -- IN DEFAULT.
## SEC Rule 144A restriction.
++ Security valued by or at the direction of the Trustees.

                                      41-US

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 2002

                                                              CAPITAL          EMERGING            GLOBAL              GLOBAL
                                                           APPRECIATION         GROWTH             GROWTH        TELECOMMUNICATIONS
                                                              SERIES            SERIES             SERIES              SERIES
                                                         ---------------    ---------------    ---------------   ------------------
Assets:
  Investments --
     Unaffiliated issuers, at identified cost            $   810,069,370    $   469,373,464    $   186,875,521   $        2,142,812
     Unrealized depreciation                                (131,633,550)       (46,953,516)       (16,313,750)            (328,071)
                                                         ---------------    ---------------    ---------------   ------------------
          Total investments, at value                    $   678,435,820    $   422,419,948    $   170,561,771   $        1,814,741
Cash                                                              14,115              2,316             18,650                    9
Investments of cash collateral for securities loaned,
  at identified cost and value                                        --         65,881,282          6,815,530               33,961
Foreign currency, at value (identified cost, $--, $--,
  $316,967, $--and $--, respectively)                                 --                 --            317,975                   --
Receivable for investments sold                                2,178,007          1,238,103          1,274,266                   --
Receivable for series shares sold                                172,243            260,971              6,740                  800
Interest and dividends receivable                                559,385            353,495            212,211                1,896
Receivable from investment adviser                                    --                 --                 --               17,490
Other assets                                                          --              6,606              3,159                   --
                                                         ---------------    ---------------    ---------------   ------------------
          Total assets                                   $   681,359,570    $   490,162,721    $   179,210,302   $        1,868,897
                                                         ===============    ===============    ===============   ==================

Liabilities:
  Cash overdraft                                         $            --    $            --    $            --   $               --
  Payable for investments purchased                            1,361,737          3,070,360          1,365,776               57,089
  Payable for series shares reacquired                           587,907          1,045,482            173,156                  129
  Collateral for securities loaned, at value                          --         65,881,282          6,815,530               33,961
  Written options outstanding, at value (premiums
    received, $--, $111,692, $--, $--and $--,
    respectively)                                                     --             48,940                 --                   --
  Payable to affiliates --
     Management fee                                               14,923              8,659              4,201                   48
     Distribution fee (Service Class)                                148                 76                 25                    3
  Accrued expenses and other liabilities                         108,669             84,294            113,500               14,847
                                                         ---------------    ---------------    ---------------   ------------------
          Total liabilities                              $     2,073,384    $    70,139,093    $     8,472,188   $          106,077
                                                         ---------------    ---------------    ---------------   ------------------
Net assets                                               $   679,286,186    $   420,023,628    $   170,738,114   $        1,762,820
                                                         ===============    ===============    ===============   ==================
Net assets consist of:
  Paid-in capital                                        $ 1,575,288,320    $ 1,010,589,173    $   318,695,590   $        5,200,966
  Unrealized depreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                              (131,630,822)       (46,881,616)       (16,299,377)            (328,062)
  Accumulated net realized loss on investments and
    foreign currency transactions                           (764,371,312)      (543,683,929)      (132,450,159)          (3,110,084)
  Accumulated undistributed net investment income                     --                 --            792,060                   --
                                                         ---------------    ---------------    ---------------   ------------------
          Total                                          $   679,286,186    $   420,023,628    $   170,738,114   $        1,762,820
                                                         ===============    ===============    ===============   ==================
Net Assets:
  Initial Class                                          $   657,633,943    $   409,014,527    $   167,014,436   $        1,389,471
  Service Class                                               21,652,243         11,009,101          3,723,678              373,349
                                                         ---------------    ---------------    ---------------   ------------------
          Total                                          $   679,286,186    $   420,023,628    $   170,738,114   $        1,762,820
                                                         ===============    ===============    ===============   ==================
  Shares of beneficial interest outstanding:
     Initial Class                                            48,781,607         38,928,100         21,032,831              594,395
     Service Class                                             1,611,554          1,051,983            471,196              160,078
                                                         ---------------    ---------------    ---------------   ------------------
          Total                                               50,393,161         39,980,083         21,504,027              754,473
                                                         ===============    ===============    ===============   ==================
  Net asset value, offering price and redemption
    price per share (net assets DIVIDED BY shares of
    beneficial interest outstanding)
  Initial Class                                          $         13.48    $         10.51    $          7.94   $             2.34
                                                         ===============    ===============    ===============   ==================
  Service Class                                          $         13.44    $         10.47    $          7.90   $             2.33
                                                         ===============    ===============    ===============   ==================

                                                             MANAGED
                                                             SECTORS
                                                             SERIES
                                                         ---------------
Assets:
  Investments --
     Unaffiliated issuers, at identified cost            $   162,604,381
     Unrealized depreciation                                  (2,300,210)
                                                         ---------------
          Total investments, at value                    $   160,304,171
Cash                                                                  --
Investments of cash collateral for securities loaned,
  at identified cost and value                                        --
Foreign currency, at value (identified cost, $--, $--,
  $316,967, $--and $--, respectively)                                 --
Receivable for investments sold                                4,897,998
Receivable for series shares sold                                 13,471
Interest and dividends receivable                                175,942
Receivable from investment adviser                                    --
Other assets                                                       4,170
                                                         ---------------
          Total assets                                   $   165,395,752
                                                         ===============
Liabilities:
  Cash overdraft                                         $         1,171
  Payable for investments purchased                            4,645,406
  Payable for series shares reacquired                            76,890
  Collateral for securities loaned, at value                          --
  Written options outstanding, at value (premiums
    received, $--, $111,692, $--, $--and $--,
    respectively)                                                     --
  Payable to affiliates --
     Management fee                                                3,562
     Distribution fee (Service Class)                                 16
  Accrued expenses and other liabilities                          54,140
                                                         ---------------
          Total liabilities                              $     4,781,185
                                                         ---------------
Net assets                                               $   160,614,567
                                                         ===============
Net assets consist of:
  Paid-in capital                                        $   383,387,048
  Unrealized depreciation on investments and
    translation of assets and liabilities in foreign
    currencies                                                (2,300,210)
  Accumulated net realized loss on investments and
    foreign currency transactions                           (220,472,271)
  Accumulated undistributed net investment income                     --
                                                         ---------------
          Total                                          $   160,614,567
                                                         ===============
Net Assets:
  Initial Class                                          $   158,348,841
  Service Class                                                2,265,726
                                                         ---------------
          Total                                          $   160,614,567
                                                         ===============
  Shares of beneficial interest outstanding:
     Initial Class                                            11,987,529
     Service Class                                               172,115
                                                         ---------------
          Total                                               12,159,644
                                                         ===============
  Net asset value, offering price and redemption
    price per share (net assets DIVIDED BY shares of
    beneficial interest outstanding)
  Initial Class                                          $         13.21
                                                         ===============
  Service Class                                          $         13.16
                                                         ===============

                       See notes to financial statements.

                                                           MASSACHUSETTS          MID CAP
                                                             INVESTORS            GROWTH              RESEARCH
                                                           TRUST SERIES           SERIES               SERIES
                                                          ---------------     ---------------     ---------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost              $ 1,270,099,219     $    58,442,467     $   519,672,200
    Unrealized depreciation                                  (110,730,709)         (3,521,869)        (53,449,787)
                                                          ---------------     ---------------     ---------------
          Total investments, at value                     $ 1,159,368,510     $    54,920,598     $   466,222,413
Cash                                                               48,388              11,781             247,740
Investments of cash collateral for securities loaned,
  at identified cost and value                                 17,424,293           2,151,294           7,112,280
Receivable for investments sold                                   786,021             354,257           2,897,232
Receivable for series shares sold                                 440,057              51,121             224,670
Interest and dividends receivable                               1,669,139              35,786             798,277
Other assets                                                       17,230                  --                  --
                                                          ---------------     ---------------     ---------------
          Total assets                                    $ 1,179,753,638     $    57,524,837     $   477,502,612
                                                          ===============     ===============     ===============
Liabilities:
  Payable for investments purchased                       $     1,531,846     $     1,304,662     $     4,343,880
  Payable for series shares reacquired                          1,053,813              72,282             421,086
  Collateral for securities loaned, at value                   17,424,293           2,151,294           7,112,280
  Payable to affiliates --
    Management fee                                                 17,490               1,104               9,227
    Distribution fee (Service Class)                                  355                  96                  49
  Accrued expenses and other liabilities                          168,545              26,020              87,424
                                                          ---------------     ---------------     ---------------
          Total liabilities                               $    20,196,342     $     3,555,458     $    11,973,946
                                                          ---------------     ---------------     ---------------
Net assets                                                $ 1,159,557,296     $    53,969,379     $   465,528,666
                                                          ===============     ===============     ===============
Net assets consist of:
  Paid-in capital                                         $ 1,709,577,717     $   117,226,789     $   849,918,199
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                       (110,718,305)         (3,521,882)        (53,442,297)
  Accumulated net realized loss on investments and
    foreign currency transactions                            (452,138,340)        (59,735,528)       (334,780,492)
  Accumulated undistributed net investment income              12,836,224                  --           3,833,256
                                                          ---------------     ---------------     ---------------
          Total                                           $ 1,159,557,296     $    53,969,379     $   465,528,666
                                                          ===============     ===============     ===============
Net assets:
  Initial Class                                           $ 1,107,697,827     $    39,941,005     $   458,394,451
  Service Class                                                51,859,469          14,028,374           7,134,215
                                                          ---------------     ---------------     ---------------
          Total                                           $ 1,159,557,296     $    53,969,379     $   465,528,666
                                                          ===============     ===============     ===============
  Shares of beneficial interest outstanding
    Initial Class                                              52,715,173          10,873,817          41,160,325
    Service Class                                               2,477,149           3,826,639             643,324
                                                          ---------------     ---------------     ---------------
          Total                                                55,192,322          14,700,456          41,803,649
                                                          ===============     ===============     ===============
Net asset value, offering price and redemption price
  per share (net assets DIVIDED BY shares of
  beneficial interest outstanding)
  Initial Class                                           $         21.01     $          3.67     $         11.14
                                                          ===============     ===============     ===============
  Service Class                                           $         20.94     $          3.67     $         11.09
                                                          ===============     ===============     ===============

                                                            TOTAL RETURN         UTILITIES
                                                               SERIES              SERIES
                                                          ---------------     ---------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost              $ 1,812,148,897     $   293,370,967
    Unrealized depreciation                                   (67,620,330)        (41,284,773)
                                                          ---------------     ---------------
          Total investments, at value                     $ 1,744,528,567     $   252,086,194
Cash                                                              684,654              27,011
Investments of cash collateral for securities loaned,
  at identified cost and value                                 51,393,039          13,794,292
Receivable for investments sold                                14,296,294           5,320,665
Receivable for series shares sold                               1,381,137              24,669
Interest and dividends receivable                              10,203,293             864,791
Other assets                                                       22,768               1,987
                                                          ---------------     ---------------
          Total assets                                    $ 1,822,509,752     $   272,119,609
                                                          ===============     ===============
Liabilities:
  Payable for investments purchased                       $    45,456,487     $     3,456,238
  Payable for series shares reacquired                          1,195,845             260,886
  Collateral for securities loaned, at value                   51,393,039          13,794,292
  Payable to affiliates --
    Management fee                                                 31,185               5,223
    Distribution fee (Service Class)                                1,042                  87
  Accrued expenses and other liabilities                          170,739              67,795
                                                          ---------------     ---------------
          Total liabilities                               $    98,248,337     $    17,584,521
                                                          ---------------     ---------------
Net assets                                                $ 1,724,261,415     $   254,535,088
                                                          ===============     ===============
Net assets consist of:
  Paid-in capital                                         $ 1,811,959,465     $   532,735,600
  Unrealized depreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                        (67,607,520)        (41,281,886)
  Accumulated net realized loss on investments and
    foreign currency transactions                             (77,628,662)       (245,385,810)
  Accumulated undistributed net investment income              57,538,132           8,467,184
                                                          ---------------     ---------------
          Total                                           $ 1,724,261,415     $   254,535,088
                                                          ===============     ===============
Net assets:
  Initial Class                                           $ 1,571,493,777     $   241,771,592
  Service Class                                               152,767,638          12,763,496
                                                          ---------------     ---------------
          Total                                           $ 1,724,261,415     $   254,535,088
                                                          ===============     ===============
  Shares of beneficial interest outstanding
    Initial Class                                              98,825,690          26,057,902
    Service Class                                               9,641,260           1,381,105
                                                          ---------------     ---------------
          Total                                               108,466,950          27,439,007
                                                          ===============     ===============
Net asset value, offering price and redemption price
  per share (net assets DIVIDED BY shares of
  beneficial interest outstanding)
  Initial Class                                           $         15.90     $          9.28
                                                          ===============     ===============
  Service Class                                           $         15.85     $          9.24
                                                          ===============     ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS -- Year Ended December 31, 2002

                                                              CAPITAL             EMERGING             GLOBAL
                                                            APPRECIATION           GROWTH              GROWTH
                                                               SERIES              SERIES              SERIES
                                                          ---------------     ---------------     ---------------
Net investment income (loss):
  Income --
    Dividends                                             $     6,383,469     $     2,982,794     $     3,467,038
    Interest                                                      539,409             372,651              97,549
    Income on securities loaned                                        --             254,471             117,479
    Foreign taxes withheld                                        (35,148)            (23,325)           (276,208)
                                                          ---------------     ---------------     ---------------
      Total investment income                             $     6,887,730     $     3,586,591     $     3,405,858
                                                          ---------------     ---------------     ---------------
  Expenses --
    Management fee                                        $     6,780,629     $     4,246,803     $     1,960,251
    Trustees' compensation                                         62,954              42,807              14,060
    Distribution fee (Service Class)                               46,987              25,440               6,666
    Administrative fee                                            100,010              67,422              23,538
    Custodian fee                                                 329,732             221,463             279,072
    Printing                                                       40,695              24,676              12,360
    Auditing fees                                                  16,239              30,089              35,789
    Legal fees                                                      2,494               2,878               2,319
    Miscellaneous                                                  40,889              30,518              12,123
                                                          ---------------     ---------------     ---------------
      Total expenses                                      $     7,420,629     $     4,692,096     $     2,346,178
    Fees paid indirectly                                          (49,225)            (26,049)            (11,344)
    Reduction of expenses by investment adviser                        --                  --                  --
                                                          ---------------     ---------------     ---------------
      Net expenses                                        $     7,371,404     $     4,666,047     $     2,334,834
                                                          ---------------     ---------------     ---------------
        Net investment income (loss)                      $      (483,674)    $    (1,079,456)    $     1,071,024
                                                          ===============     ===============     ===============
Realized and unrealized gain (loss) on investments
  and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                               $  (344,114,936)    $  (166,398,008)    $   (43,932,186)
    Written options transactions                                       --             223,999                  --
    Foreign currency transactions                                  (6,580)              1,391            (253,403)
                                                          ---------------     ---------------     ---------------
      Net realized loss on investments and foreign
        currency transactions                             $  (344,121,516)    $  (166,172,618)    $   (44,185,589)
                                                          ---------------     ---------------     ---------------
  Change in unrealized appreciation (depreciation) --
    Investments                                           $   (37,725,841)    $  (103,166,448)    $    (5,126,815)
    Translation of assets and liabilities in foreign
      currencies                                                    1,392               7,593              33,882
    Written Options                                                    --              62,752                  --
                                                          ---------------     ---------------     ---------------
      Net unrealized gain (loss) on investments and
        foreign currency translation                      $   (37,724,449)    $  (103,096,103)    $    (5,092,933)
                                                          ---------------     ---------------     ---------------
        Net realized and unrealized loss on
          investments and foreign currency                $  (381,845,965)    $  (269,268,721)    $   (49,278,522)
                                                          ---------------     ---------------     ---------------
          Decrease in net assets from operations          $  (382,329,639)    $  (270,348,177)    $   (48,207,498)
                                                          ===============     ===============     ===============

                                                                GLOBAL               MANAGED
                                                          TELECOMMUNICATIONS         SECTORS
                                                                SERIES               SERIES
                                                          ------------------     ---------------
Net investment income (loss):
  Income --
    Dividends                                             $           11,053     $     1,189,216
    Interest                                                           2,916             219,208
    Income on securities loaned                                          890                  --
    Foreign taxes withheld                                              (565)            (13,560)
                                                          ------------------     ---------------
      Total investment income                             $           14,294     $     1,394,864
                                                          ------------------     ---------------
  Expenses --
    Management fee                                        $           22,466     $     1,604,447
    Trustees' compensation                                               235              14,533
    Distribution fee (Service Class)                                     800               4,484
    Administrative fee                                                   251              23,608
    Custodian fee                                                      3,072              91,281
    Printing                                                             202               3,249
    Auditing fees                                                     16,100              29,600
    Legal fees                                                         1,884               2,223
    Miscellaneous                                                      1,448                 363
                                                          ------------------     ---------------
      Total expenses                                      $           46,458     $     1,773,788
    Fees paid indirectly                                                 (86)             (7,190)
    Reduction of expenses by investment adviser                      (17,490)                 --
                                                          ------------------     ---------------
      Net expenses                                        $           28,882     $     1,766,598
                                                          ------------------     ---------------
        Net investment income (loss)                      $          (14,588)    $      (371,734)
                                                          ==================     ===============
Realized and unrealized gain (loss) on investments
  and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                               $       (1,479,518)    $   (47,778,165)
    Written options transactions                                          --                  --
    Foreign currency transactions                                       (260)             (6,198)
                                                          ------------------     ---------------
      Net realized loss on investments and foreign
        currency transactions                             $       (1,479,778)    $   (47,784,363)
                                                          ------------------     ---------------
  Change in unrealized appreciation (depreciation) --
    Investments                                           $          184,794     $   (19,746,568)
    Translation of assets and liabilities in foreign
      currencies                                                         (40)               (185)
    Written Options                                                       --                  --
                                                          ------------------     ---------------
      Net unrealized gain (loss) on investments and
        foreign currency translation                      $          184,754     $   (19,746,753)
                                                          ------------------     ---------------
        Net realized and unrealized loss on
          investments and foreign currency                $       (1,295,024)    $   (67,531,116)
                                                          ------------------     ---------------
          Decrease in net assets from operations          $       (1,309,612)    $   (67,902,850)
                                                          ==================     ===============

                        See notes to financial statements

                                                           MASSACHUSETTS          MID CAP
                                                             INVESTORS            GROWTH             RESEARCH
                                                           TRUST SERIES           SERIES              SERIES
                                                          ---------------     ---------------     ---------------
Net investment income (loss):
  Income --
    Dividends                                             $    21,007,989     $       186,258     $     8,504,944
    Interest                                                      831,410              97,325             252,622
    Income on securities loaned                                    79,782              21,066              56,441
    Foreign taxes withheld                                       (160,733)               (152)            (62,425)
                                                          ---------------     ---------------     ---------------
      Total investment income                             $    21,758,448     $       304,497     $     8,751,582
                                                          ---------------     ---------------     ---------------
  Expenses --
    Management fee                                        $     8,039,933     $       485,526     $     4,464,616
    Trustees' compensation                                         91,460               4,197              41,721
      Distribution fee (Service Class)                            102,266              30,301              15,168
    Administrative fee                                            157,369               7,167              69,775
    Custodian fee                                                 411,383              28,666             247,633
    Printing                                                       27,762               4,460              32,491
    Auditing fees                                                  59,589              20,600              30,600
    Legal fees                                                      3,781               2,264               2,857
    Miscellaneous                                                  43,216               4,046              40,834
                                                          ---------------     ---------------     ---------------
      Total expenses                                      $     8,936,759     $       587,227     $     4,945,695
    Fees paid indirectly                                          (39,392)             (2,338)            (53,829)
                                                          ---------------     ---------------     ---------------
      Net expenses                                        $     8,897,367     $       584,889     $     4,891,866
                                                          ---------------     ---------------     ---------------
        Net investment income (loss)                      $    12,861,081     $      (280,392)    $     3,859,716
                                                          ===============     ===============     ===============
Realized and unrealized gain (loss) on investments
  and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                               $  (229,220,378)    $   (52,097,556)    $  (161,849,126)
    Foreign currency transactions                                 (24,859)                121             (25,727)
                                                          ---------------     ---------------     ---------------
      Net realized loss on investments and foreign
        currency transactions                             $  (229,245,237)    $   (52,097,435)    $  (161,874,853)
                                                          ---------------     ---------------     ---------------
  Change in unrealized appreciation (depreciation) --
    Investments                                           $  (147,715,016)    $     6,203,336     $   (33,577,749)
    Translation of assets and liabilities in foreign
      currencies                                                   19,038                 (13)             10,539
                                                          ---------------     ---------------     ---------------
      Net unrealized gain (loss) on investments and
        foreign currency translation                      $  (147,695,978)    $     6,203,323     $   (33,567,210)
                                                          ---------------     ---------------     ---------------
        Net realized and unrealized loss on
          investments and foreign currency                $  (376,941,215)    $   (45,894,112)    $  (195,442,063)
                                                          ---------------     ---------------     ---------------
          Decrease in net assets from operations          $  (364,080,134)    $   (46,174,504)    $  (191,582,347)
                                                          ===============     ===============     ===============

                                                           TOTAL RETURN          UTILITIES
                                                              SERIES              SERIES
                                                          ---------------     ---------------
Net investment income (loss):
  Income --
    Dividends                                             $    22,001,470     $     8,107,976
    Interest                                                   45,830,026           3,238,447
    Income on securities loaned                                   130,333              95,968
    Foreign taxes withheld                                       (213,318)           (137,770)
                                                          ---------------     ---------------
      Total investment income                             $    67,748,511     $    11,304,621
                                                          ---------------     ---------------
  Expenses --
    Management fee                                        $    12,042,250     $     2,466,529
    Trustees' compensation                                         95,945              23,974
      Distribution fee (Service Class)                            264,603              29,090
    Administrative fee                                            182,219              37,324
    Custodian fee                                                 535,418             164,882
    Printing                                                       38,378              17,097
    Auditing fees                                                  38,789              29,289
    Legal fees                                                      2,297               1,926
    Miscellaneous                                                      --              13,243
                                                          ---------------     ---------------
      Total expenses                                      $    13,199,899     $     2,783,354
    Fees paid indirectly                                          (48,277)            (27,010)
                                                          ---------------     ---------------
      Net expenses                                        $    13,151,622     $     2,756,344
                                                          ---------------     ---------------
        Net investment income (loss)                      $    54,596,889     $     8,548,277
                                                          ===============     ===============
Realized and unrealized gain (loss) on investments
  and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                               $   (64,281,830)    $  (121,330,819)
    Foreign currency transactions                                  (5,162)             15,801
                                                          ---------------     ---------------
      Net realized loss on investments and foreign
        currency transactions                             $   (64,286,992)    $  (121,315,018)
                                                          ---------------     ---------------
  Change in unrealized appreciation (depreciation) --
    Investments                                           $  (106,362,350)    $     3,607,086
    Translation of assets and liabilities in foreign
      currencies                                                   15,747               1,699
                                                          ---------------     ---------------
      Net unrealized gain (loss) on investments and
        foreign currency translation                      $  (106,346,603)    $     3,608,785
                                                          ---------------     ---------------
        Net realized and unrealized loss on
          investments and foreign currency                $  (170,633,595)    $  (117,706,233)
                                                          ---------------     ---------------
          Decrease in net assets from operations          $  (116,036,706)    $  (109,157,956)
                                                          ===============     ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2002

                                                               CAPITAL            EMERGING             GLOBAL
                                                            APPRECIATION           GROWTH              GROWTH
                                                               SERIES              SERIES              SERIES
                                                          ---------------     ---------------     ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                            $      (483,674)    $    (1,079,456)    $     1,071,024
  Net realized loss on investments and foreign
    currency transactions                                    (344,121,516)       (166,172,618)        (44,185,589)
  Net unrealized gain (loss) on investments and
    foreign currency translation                              (37,724,449)       (103,096,103)         (5,092,933)
                                                          ---------------     ---------------     ---------------
    Decrease in net assets from operations                $  (382,329,639)    $  (270,348,177)    $   (48,207,498)
                                                          ---------------     ---------------     ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)              $    (1,565,201)    $            --     $      (603,651)
  From net investment income (Service Class)                      (28,249)                 --              (6,621)
  In excess of net investment income (Initial Class)                 (202)                 --                  --
  In excess of net investment income (Service Class)                   (4)                 --                  --
                                                          ---------------     ---------------     ---------------
    Total distributions declared to shareholders          $    (1,593,656)    $            --     $      (610,272)
                                                          ---------------     ---------------     ---------------
Net increase (decrease) in net assets from series
  share transactions                                      $  (188,020,495)    $  (160,495,797)    $   (58,572,935)
                                                          ---------------     ---------------     ---------------
    Total decrease in net assets                          $  (571,943,790)    $  (430,843,974)    $  (107,390,705)
Net assets --
  At beginning of period                                    1,251,229,976         850,867,602         278,128,819
                                                          ---------------     ---------------     ---------------
  At end of period                                        $   679,286,186     $   420,023,628     $   170,738,114
                                                          ===============     ===============     ===============
Accumulated undistributed net investment income
  included in net assets at end of period                 $            --     $            --     $       792,060
                                                          ===============     ===============     ===============

                                                                GLOBAL               MANAGED
                                                          TELECOMMUNICATIONS         SECTORS
                                                                SERIES               SERIES
                                                          ------------------     ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                            $          (14,588)    $      (371,734)
  Net realized loss on investments and foreign
    currency transactions                                         (1,479,778)        (47,784,363)
  Net unrealized gain (loss) on investments and
    foreign currency translation                                     184,754         (19,746,753)
                                                          ------------------     ---------------
    Decrease in net assets from operations                $       (1,309,612)    $   (67,902,850)
                                                          ------------------     ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)              $               --     $            --
  From net investment income (Service Class)                              --                  --
  In excess of net investment income (Initial Class)                      --                  --
  In excess of net investment income (Service Class)                      --                  --
                                                          ------------------     ---------------
    Total distributions declared to shareholders          $               --     $            --
                                                          ------------------     ---------------
Net increase (decrease) in net assets from series
  share transactions                                      $           58,334     $   (59,158,129)
                                                          ------------------     ---------------
    Total decrease in net assets                          $       (1,251,278)    $  (127,060,979)
Net assets --
  At beginning of period                                           3,014,098         287,675,546
                                                          ------------------     ---------------
  At end of period                                        $        1,762,820     $   160,614,567
                                                          ==================     ===============
Accumulated undistributed net investment income
  included in net assets at end of period                 $               --     $            --
                                                          ==================     ===============

                                                           MASSACHUSETTS          MID CAP
                                                             INVESTORS            GROWTH              RESEARCH
                                                           TRUST SERIES           SERIES               SERIES
                                                          ---------------     ---------------     ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                            $    12,861,081     $      (280,392)    $     3,859,716
  Net realized loss on investments and foreign
    currency transactions                                    (229,245,237)        (52,097,435)       (161,874,853)
  Net unrealized gain (loss) on investments and
    foreign currency translation                             (147,695,978)          6,203,323         (33,567,210)
                                                          ---------------     ---------------     ---------------
    Decrease in net assets from operations                $  (364,080,134)    $   (46,174,504)    $  (191,582,347)
                                                          ---------------     ---------------     ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)              $   (14,827,081)    $            --     $    (2,646,176)
  From net investment income (Service Class)                     (391,897)                 --             (23,670)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                              --                  --                  --
  From net realized gain on investments and foreign
    currency transactions (Service Class)                              --                  --                  --
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                      --                  --                  --
  In excess of net realized gain on investments and
    foreign currency transactions (Service Class)                      --                  --                  --
                                                          ---------------     ---------------     ---------------
    Total distributions declared to shareholders          $   (15,218,978)    $            --     $    (2,669,846)
                                                          ---------------     ---------------     ---------------
Net increase (decrease) in net assets from series
  share transactions                                      $  (281,503,909)    $    17,749,862     $  (169,642,713)
                                                          ---------------     ---------------     ---------------
    Total decrease in net assets                          $  (660,803,021)    $   (28,424,642)    $  (363,894,906)
Net assets --
  At beginning of period                                    1,820,360,317          82,394,021         829,423,572
                                                          ---------------     ---------------     ---------------
  At end of period                                        $ 1,159,557,296     $    53,969,379     $   465,528,666
                                                          ===============     ===============     ===============
Accumulated undistributed net investment income
  included in net assets at end of period                 $    12,836,224     $            --     $     3,833,256
                                                          ===============     ===============     ===============

                                                            TOTAL RETURN         UTILITIES
                                                               SERIES              SERIES
                                                          ---------------     ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                            $    54,596,889     $     8,548,277
  Net realized loss on investments and foreign
    currency transactions                                     (64,286,992)       (121,315,018)
  Net unrealized gain (loss) on investments and
    foreign currency translation                             (106,346,603)          3,608,785
                                                          ---------------     ---------------
    Decrease in net assets from operations                $  (116,036,706)    $  (109,157,956)
                                                          ---------------     ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)              $   (56,481,797)    $   (12,376,218)
  From net investment income (Service Class)                   (3,028,966)           (448,541)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                     (48,461,324)                 --
  From net realized gain on investments and foreign
    currency transactions (Service Class)                      (2,610,497)                 --
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)              (9,863,853)                 --
  In excess of net realized gain on investments and
    foreign currency transactions (Service Class)                (531,342)                 --
                                                          ---------------     ---------------
    Total distributions declared to shareholders          $  (120,977,779)    $   (12,824,759)
                                                          ---------------     ---------------
Net increase (decrease) in net assets from series
  share transactions                                      $    50,075,899     $   (99,033,029)
                                                          ---------------     ---------------
    Total decrease in net assets                          $  (186,938,586)    $  (221,015,744)
Net assets --
  At beginning of period                                    1,911,200,001         475,550,832
                                                          ---------------     ---------------
  At end of period                                        $ 1,724,261,415     $   254,535,088
                                                          ===============     ===============
Accumulated undistributed net investment income
  included in net assets at end of period                 $    57,538,132     $     8,467,184
                                                          ===============     ===============

                       See notes to financial statements.

                                                               CAPITAL            EMERGING             GLOBAL
                                                            APPRECIATION           GROWTH              GROWTH
                                                               SERIES              SERIES              SERIES
                                                          ---------------     ---------------     ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                            $     1,672,300     $      (660,668)    $       931,640
  Net realized loss on investments and foreign
    currency transactions                                    (400,047,482)       (360,245,506)        (86,169,545)
  Net unrealized gain (loss) on investments and
    foreign currency translation                              (73,328,823)       (143,869,462)          4,857,518
                                                          ---------------     ---------------     ---------------
    Decrease in net assets from operations                $  (471,704,005)    $  (504,775,636)    $   (80,380,387)
                                                          ---------------     ---------------     ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)              $    (5,201,986)    $            --     $    (2,335,694)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                    (535,013,610)       (169,524,021)       (116,250,882)
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)             (20,287,664)        (16,269,840)         (2,197,210)
                                                          ---------------     ---------------     ---------------
    Total distributions declared to shareholders          $  (560,503,260)    $  (185,793,861)    $  (120,783,786)
                                                          ---------------     ---------------     ---------------
Net increase (decrease) in net assets from series
  share transactions                                      $   470,371,303     $   119,684,179     $    66,746,259
                                                          ---------------     ---------------     ---------------
    Total increase (decrease) in net assets               $  (561,835,962)    $  (570,885,318)    $  (134,417,914)
Net assets --
  At beginning of period                                    1,813,065,938       1,421,752,920         412,546,733
                                                          ---------------     ---------------     ---------------
  At end of period                                        $ 1,251,229,976     $   850,867,602     $   278,128,819
                                                          ===============     ===============     ===============
Accumulated undistributed net investment income
  included in net assets at end of period                 $     1,593,450     $            --     $       592,452
                                                          ===============     ===============     ===============

                                                                GLOBAL               MANAGED
                                                          TELECOMMUNICATIONS         SECTORS
                                                                SERIES               SERIES
                                                          ------------------     ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                            $          (13,258)    $         1,736
  Net realized loss on investments and foreign
    currency transactions                                         (1,571,782)       (160,826,209)
  Net unrealized gain (loss) on investments and
    foreign currency translation                                    (207,993)        (31,748,247)
                                                          ------------------     ---------------
    Decrease in net assets from operations                $       (1,793,033)    $  (192,572,720)
                                                          ------------------     ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)              $           (1,648)    $            --
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                                 --         (53,990,639)
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                         --         (11,921,580)
                                                          ------------------     ---------------
    Total distributions declared to shareholders          $           (1,648)    $   (65,912,219)
                                                          ------------------     ---------------
Net increase (decrease) in net assets from series
  share transactions                                      $        3,261,390     $   (13,425,095)
                                                          ------------------     ---------------
    Total increase (decrease) in net assets               $        1,466,709     $  (271,910,034)
Net assets --
  At beginning of period                                           1,547,389         559,585,580
                                                          ------------------     ---------------
  At end of period                                        $        3,014,098     $   287,675,546
                                                          ==================     ===============
Accumulated undistributed net investment income
  included in net assets at end of period                 $               --     $            --
                                                          ==================     ===============

                                                           MASSACHUSETTS          MID CAP
                                                             INVESTORS            GROWTH              RESEARCH
                                                            TRUST SERIES          SERIES              SERIES
                                                          ---------------     ---------------     ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                            $    16,513,297     $       (96,244)    $     2,703,171
  Net realized gain (loss) on investments and foreign
    currency transactions                                    (212,709,837)         (7,422,791)       (171,634,056)
  Net unrealized loss on investments and foreign
    currency translation                                     (165,998,395)         (8,401,106)        (90,184,649)
                                                          ---------------     ---------------     ---------------
    Increase (decrease) in net assets from operations     $  (362,194,935)    $   (15,920,141)    $  (259,115,534)
                                                          ---------------     ---------------     ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)              $   (15,963,699)    $       (38,673)    $      (286,699)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                    (163,816,065)             (7,292)       (208,024,500)
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)             (10,324,847)           (214,838)         (1,331,310)
                                                          ---------------     ---------------     ---------------
    Total distributions declared to shareholders          $  (190,104,611)    $      (260,803)    $  (209,642,509)
                                                          ---------------     ---------------     ---------------
Net increase in net assets from series share
  transactions                                            $   109,124,483     $    72,018,579     $    88,254,509
                                                          ---------------     ---------------     ---------------
    Total increase (decrease) in net assets               $  (443,175,063)    $    55,837,635     $  (380,503,534)
Net assets --
  At beginning of period                                    2,263,535,380          26,556,386       1,209,927,106
                                                          ---------------     ---------------     ---------------
  At end of period                                        $ 1,820,360,317     $    82,394,021     $   829,423,572
                                                          ===============     ===============     ===============
Accumulated undistributed net investment income
  included in net assets at end of period                 $    16,389,171     $            --     $     2,669,113
                                                          ===============     ===============     ===============

                                                            TOTAL RETURN         UTILITIES
                                                               SERIES             SERIES
                                                          ---------------     ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                            $    58,355,251     $    12,763,213
  Net realized gain (loss) on investments and foreign
    currency transactions                                      56,695,731        (122,912,411)
  Net unrealized loss on investments and foreign
    currency translation                                     (107,177,847)        (49,097,676)
                                                          ---------------     ---------------
    Increase (decrease) in net assets from operations     $     7,873,135     $  (159,246,874)
                                                          ---------------     ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)              $   (63,077,551)    $   (21,493,423)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                    (113,922,156)        (58,015,200)
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                      --            (819,317)
                                                          ---------------     ---------------
    Total distributions declared to shareholders          $  (176,999,707)    $   (80,327,940)
                                                          ---------------     ---------------
Net increase in net assets from series share
  transactions                                            $   238,740,776     $    92,561,396
                                                          ---------------     ---------------
    Total increase (decrease) in net assets               $    69,614,204     $  (147,013,418)
Net assets --
  At beginning of period                                    1,841,585,797         622,564,250
                                                          ---------------     ---------------
  At end of period                                        $ 1,911,200,001     $   475,550,832
                                                          ===============     ===============
Accumulated undistributed net investment income
  included in net assets at end of period                 $    59,507,272     $    12,581,226
                                                          ===============     ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                              CAPITAL APPRECIATION  SERIES
                                                      ----------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
INITIAL CLASS                                             2002            2001            2000            1999            1998
                                                      ------------    ------------    ------------    ------------    ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                $      19.97    $      41.55    $      54.12    $      45.93    $      40.14
                                                      ------------    ------------    ------------    ------------    ------------
Income (loss) from investment operations# --
  Net investment income (loss)                        $      (0.01)   $       0.03    $       0.12    $      (0.07)   $      (0.10)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (6.45)          (8.84)          (5.73)          13.53           11.04
                                                      ------------    ------------    ------------    ------------    ------------
        Total from investment operations              $      (6.46)   $      (8.81)   $      (5.61)   $      13.46    $      10.94
                                                      ------------    ------------    ------------    ------------    ------------
Less distributions declared to shareholders --
  From net investment income                          $      (0.03)   $      (0.12)   $         --    $         --    $         --
  In excess of net investment income                         (0.00*)            --              --              --              --
  From net realized gain on investments and foreign
    currency transactions                                       --          (12.19)          (6.96)          (5.27)          (5.15)
  In excess of net realized gain on investments and
    foreign currency transactions                               --           (0.46)             --              --              --
                                                      ------------    ------------    ------------    ------------    ------------
        Total distributions declared to shareholders  $      (0.03)   $     (12.77)   $      (6.96)   $      (5.27)   $      (5.15)
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value -- end of period                      $      13.48    $      19.97    $      41.55    $      54.12    $      45.93
                                                      ============    ============    ============    ============    ============
Total return++                                              (32.39%)        (25.33%)        (11.42%)         32.64%          28.70%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  0.81%           0.78%           0.75%           0.76%           0.77%
  Net investment income (loss)                               (0.05%)          0.12%           0.12%          (0.15%)         (0.23%)
Portfolio turnover                                              77%            119%            141%             89%             79%
Net assets at end of period (000 Omitted)             $    657,634    $  1,239,047    $  1,813,066    $  2,121,575    $  1,725,155

  * Per share amount was less than $0.01.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts extablished by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                             CAPITAL APPRECIATION SERIES
                                                                           -------------------------------
                                                                            YEAR ENDED        PERIOD ENDED
                                                                           DECEMBER 31,       DECEMBER 31,
SERVICE CLASS                                                                  2002               2001**
                                                                           ------------       ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                     $      19.95       $      20.45
                                                                           ------------       ------------
Income (loss) from investment operations# --
  Net investment loss                                                      $      (0.04)      $      (0.02)
  Net realized and unrealized loss on investments and foreign currency            (6.45)             (0.48)
                                                                           ------------       ------------
        Total from investment operations                                   $      (6.49)      $      (0.50)
                                                                           ------------       ------------
Less distributions declared to shareholders --
  From net investment income                                               $      (0.02)      $         --
  In excess of net investment income                                              (0.00)*               --
                                                                           ------------       ------------
        Total distributions declared to shareholders                       $      (0.02)      $         --
                                                                           ------------       ------------
Net asset value -- end of period                                           $      13.44       $      19.95
                                                                           ============       ============
Total return@                                                                    (32.57)%            (2.40)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                       1.06%              1.03%+
  Net investment loss                                                             (0.24)%            (0.35)%+
Portfolio turnover                                                                   77%               119%
Net assets at end of period (000 Omitted)                                  $     21,652       $     12,183

  * Per share amount was less than $0.01.
 ** For the period from the inception of the Service Class shares, August 24,
    2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts extablished by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                 EMERGING GROWTH SERIES
                                                      ----------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
INITIAL CLASS                                             2002            2001            2000            1999            1998
                                                      ------------    ------------    ------------    ------------    ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                $      15.96    $      29.32    $      40.28    $      23.28    $      18.00
                                                      ------------    ------------    ------------    ------------    ------------
Income (loss) from investment operations# --
  Net investment loss                                 $      (0.02)   $      (0.01)   $      (0.01)   $      (0.04)   $      (0.05)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            (5.43)          (9.51)          (7.22)          17.43            6.04
                                                      ------------    ------------    ------------    ------------    ------------
        Total from investment operations              $      (5.45)   $      (9.52)   $      (7.23)   $      17.39    $       5.99
                                                      ------------    ------------    ------------    ------------    ------------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign
    currency transactions                             $         --    $      (3.50)   $      (3.73)   $      (0.39)   $      (0.71)
  In excess of net realized gain on investments and
    foreign currency transactions                               --           (0.34)             --              --              --
                                                      ------------    ------------    ------------    ------------    ------------
        Total distributions declared to shareholders  $         --    $      (3.84)   $      (3.73)   $      (0.39)   $      (0.71)
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value -- end of period                      $      10.51    $      15.96    $      29.32    $      40.28    $      23.28
                                                      ============    ============    ============    ============    ============
Total return@                                              (34.15)%        (34.57)%        (19.11)%         75.81%          33.88%

Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  0.78%           0.76%           0.74%           0.75%           0.78%
  Net investment loss                                        (0.18)%         (0.07)%         (0.04)%         (0.17)%         (0.27)%
Portfolio turnover                                             105%            230%            201%            166%             80%
Net assets, end of period (000 Omitted)               $    409,015    $    844,779    $  1,421,753    $  1,444,210    $    736,251

  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                             EMERGING GROWTH SERIES
                                                                                         ------------------------------
                                                                                            YEAR              PERIOD
                                                                                            ENDED             ENDED
                                                                                         DECEMBER 31,      DECEMBER 31,
SERVICE CLASS                                                                                2002              2001*
                                                                                         ------------      ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                                   $      15.94      $      16.32
                                                                                         ------------      ------------
Income (loss) from investment operations# --
  Net investment loss                                                                    $      (0.05)     $      (0.03)
  Net realized and unrealized loss on investments and foreign currency transactions             (5.42)            (0.35)
                                                                                         ------------      ------------
        Total from investment operations                                                 $      (5.47)     $      (0.38)
                                                                                         ------------      ------------
Net asset value -- end of period                                                         $      10.47      $      15.94
                                                                                         ============      ============
Total return@                                                                                  (34.32)%           (2.33)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                                     1.03%             1.01%+
  Net investment loss                                                                           (0.39)%           (0.48)%+
Portfolio turnover                                                                                105%              230%
Net assets, end of period (000 Omitted)                                                  $     11,009      $      6,089

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                  GLOBAL GROWTH SERIES
                                                      ----------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
INITIAL CLASS                                             2002            2001            2000            1999            1998
                                                      ------------    ------------    ------------    ------------    ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                $       9.87    $      18.47    $      25.16    $      15.66    $      14.68
                                                      ------------    ------------    ------------    ------------    ------------
Income (loss) from investment operations# --
  Net investment income^                              $       0.04    $       0.03    $       0.13    $       0.03    $       0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (1.95)          (2.97)          (3.15)          10.15            2.10
                                                      ------------    ------------    ------------    ------------    ------------
        Total from investment operations              $      (1.91)   $      (2.94)   $      (3.02)   $      10.18    $       2.15
                                                      ------------    ------------    ------------    ------------    ------------
Less distributions declared to shareholders --
  From net investment income                          $      (0.02)   $      (0.11)   $      (0.01)   $      (0.04)   $      (0.06)
  From net realized gain on investments and foreign
    currency transactions                                       --           (5.45)          (3.66)          (0.64)          (1.11)
  In excess of net realized gain on investments and
    foreign currency transactions                               --           (0.10)             --              --              --
                                                      ------------    ------------    ------------    ------------    ------------
        Total distributions declared to shareholders  $      (0.02)   $      (5.66)   $      (3.67)   $      (0.68)   $      (1.17)
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value -- end of period                      $       7.94    $       9.87    $      18.47    $      25.16    $      15.66
                                                      ============    ============    ============    ============    ============
Total return@                                               (19.36)%        (19.64)%        (13.15)%         67.25%          14.61%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  1.08%           1.05%           1.04%           1.01%           1.01%
  Net investment income^                                      0.49%           0.28%           0.60%           0.16%           0.31%
Portfolio turnover                                             118%            113%            173%            163%             92%
Net assets at end of period (000 Omitted)             $    167,014    $    276,769    $    412,547    $    451,753    $    277,519

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                               GLOBAL GROWTH SERIES
                                                                          ------------------------------
                                                                           YEAR ENDED       PERIOD ENDED
                                                                          DECEMBER 31,      DECEMBER 31,
SERVICE CLASS                                                                2002              2001*
                                                                          ------------      ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                    $       9.85      $      10.14
                                                                          ------------      ------------
Income (loss) from investment operations# --
  Net investment income (loss)^                                           $       0.02      $      (0.01)
  Net realized and unrealized loss on investments and foreign currency           (1.95)            (0.28)
                                                                          ------------      ------------
        Total from investment operations                                  $      (1.93)     $      (0.29)
                                                                          ------------      ------------
Less distributions declared to shareholders from net investment income    $      (0.02)     $         --
                                                                          ------------      ------------
Net asset value -- end of period                                          $       7.90      $       9.85
                                                                          ============      ============
Total return@                                                                   (19.62)%           (2.86)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                      1.33%             1.30%+
  Net investment income (loss)^                                                   0.25%            (0.39)%+
Portfolio turnover                                                                 118%              113%
Net assets at end of period (000 Omitted)                                 $      3,724      $      1,360

  * For the period from the inception of Service Class Shares, August 24, 2001, through December 31, 2001.
  + Annualized
 ++ Not Annualized
  # Per share data are based on average shares outstanding.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                        See notes to financial statements

                                                                                  GLOBAL TELECOMMUNICATIONS SERIES
                                                                         --------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                         -------------------------          PERIOD ENDED
INITIAL CLASS                                                               2002           2001          DECEMBER 31, 2000*
                                                                         ----------     ----------       ------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                   $     3.86     $     6.60       $            10.00
                                                                         ----------     ----------       ------------------
Income (loss) from investment operations# --
  Net investment income (loss)^                                          $    (0.02)    $    (0.02)      $             0.02
  Net realized and unrealized loss on investments and foreign currency        (1.50)         (2.72)                   (3.42)
                                                                         ----------     ----------       ------------------
        Total from investment operations                                 $    (1.52)    $    (2.74)      $            (3.40)
                                                                         ----------     ----------       ------------------
Less distributions declared to shareholders from net investment income   $       --     $    (0.00)+++   $               --
                                                                         ----------     ----------       ------------------
Net asset value -- end of period                                         $     2.34     $     3.86       $             6.60
                                                                         ==========     ==========       ==================
Total return@                                                                (39.38)%       (41.57)%                 (33.90)%++
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                                   1.25%          1.27%                    1.28%+
  Net investment income (loss)                                                (0.61)%        (0.48)%                   0.59%+
Portfolio turnover                                                              106%            93%                      33%
Net assets at end of period (000 Omitted)                                $    1,389     $    2,776       $            1,547

  ^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the Global Telecommunications Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                  $    (0.04)    $    (0.05)      $            (0.19)
    Ratios (to average net assets):
    Expenses##                                                                 2.02%          1.88%                    8.50%+
    Net investment loss                                                       (1.38)%        (1.09)%                  (6.63)%+

                                                                          GLOBAL TELECOMMUNICATIONS SERIES
                                                                          --------------------------------
                                                                           YEAR ENDED         PERIOD ENDED
                                                                          DECEMBER 31,        DECEMBER 31,
SERVICE CLASS                                                                2002                2001**
                                                                          ------------        ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                    $       3.86        $       4.07
                                                                          ------------        ------------
Income (loss) from investment operations# --
  Net investment loss^                                                    $      (0.02)       $      (0.01)
  Net realized and unrealized loss on investments and foreign currency           (1.51)              (0.20)
                                                                          ------------        ------------
        Total from investment operations                                  $      (1.53)       $      (0.21)
                                                                          ------------        ------------
Net asset value -- end of period                                          $       2.33        $       3.86
                                                                          ============        ============
Total return@                                                                   (39.64)%             (5.16)%++
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                                      1.50%               1.52%+
  Net investment loss                                                            (0.82)%             (0.82)%+
Portfolio turnover                                                                 106%                 93%
Net assets at end of period (000 Omitted)                                 $        373        $        238

  ^ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the Global Telecommunications Series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                   $      (0.04)       $      (0.02)
    Ratios (to average net assets):
    Expenses##                                                                    2.27%               2.13%+
    Net investment loss                                                          (1.59)%             (1.43)%+

  * For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.
 ** For the period from the inception of the Service Class shares, August 24,
    2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                 MANAGED SECTORS SERIES
                                                      ----------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
INITIAL CLASS                                             2002            2001             2000            1999           1998
                                                      ------------    ------------     ------------    ------------   ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                $      17.85    $      33.35     $      52.42    $      28.24   $      29.16
                                                      ------------    ------------     ------------    ------------   ------------
Income (loss) from investment operations# --
  Net investment income (loss)                        $      (0.03)   $       0.00*    $      (0.01)   $       0.02   $      (0.05)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (4.61)         (11.24)           (9.80)          24.16           3.70
                                                      ------------    ------------     ------------    ------------   ------------
        Total from investment operations              $      (4.64)   $     (11.24)    $      (9.81)   $      24.18   $       3.65
                                                      ------------    ------------     ------------    ------------   ------------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign
    currency transactions                             $         --    $      (3.49)    $      (9.26)   $         --   $      (4.57)
  In excess of net realized gain on investments and
    foreign currency transactions                               --           (0.77)              --              --             --
                                                      ------------    ------------     ------------    ------------   ------------
        Total distributions declared to shareholders  $         --    $      (4.26)    $      (9.26)   $         --   $      (4.57)
                                                      ------------    ------------     ------------    ------------   ------------
Net asset value -- end of period                      $      13.21    $      17.85     $      33.35    $      52.42   $      28.24
                                                      ============    ============     ============    ============   ============
Total return@                                               (25.99)%        (35.51)%         (20.82)%         85.62%         12.25%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  0.82%           0.84%            0.76%           0.79%          0.80%
  Net investment income (loss)                               (0.17)%          0.00%**         (0.03)%          0.05%         (0.20)%
Portfolio turnover                                             261%            293%             441%            415%           161%
Net assets at end of period (000 Omitted)             $    158,349    $    286,916     $    559,586    $    685,808   $    364,791

  * Per share impact was less than $0.01.
 ** Ratio is less than 0.01%.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                    MANAGED SECTORS SERIES
                                                                                  ---------------------------
                                                                                  YEAR ENDED     PERIOD ENDED
                                                                                  DECEMBER 31,   DECEMBER 31,
SERVICE CLASS                                                                         2002          2001***
                                                                                  ------------   ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                             $    17.83     $    18.40
                                                                                   ----------     ----------
Income (loss) from investment operations# --
  Net investment loss                                                              $    (0.04)    $    (0.05)
  Net realized and unrealized loss on investments and foreign currency                  (4.63)         (0.52)
                                                                                   ----------     ----------
      Total from investment operations                                             $    (4.67)    $    (0.57)
                                                                                   ----------     ----------
Net asset value  end of period                                                     $    13.16     $    17.83
                                                                                   ==========     ==========
Total return@                                                                          (26.14)%        (3.10)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                             1.07%          1.09%+
  Net investment loss                                                                   (0.31)%        (0.74)%+
Portfolio turnover                                                                        261%           293%
Net assets at end of period (000 Omitted)                                          $    2,266     $      759

*** For the period from the inception of the Service Class shares, August 24,
    2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                          MASSACHUSETTS INVESTORS TRUST SERIES
                                                      ----------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
INITIAL CLASS                                             2002            2001             2000            1999           1998
                                                      ------------    ------------     ------------    ------------   ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                $      26.92    $      35.12     $      37.95    $      38.25   $      33.15
                                                      ------------    ------------     ------------    ------------   ------------
Income (loss) from investment operations# --
  Net investment income                               $       0.21    $       0.25     $       0.26    $       0.30   $       0.34
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (5.88)          (5.49)           (0.28)           2.38           7.35
                                                      ------------    ------------     ------------    ------------   ------------
      Total from investment operations                $      (5.67)   $      (5.24)    $      (0.02)   $       2.68   $       7.69
                                                      ------------    ------------     ------------    ------------   ------------
Less distributions declared to shareholders --
  From net investment income                          $      (0.24)   $      (0.25)    $      (0.28)   $      (0.28)  $      (0.27)
  From net realized gain on investments and
    foreign currency transactions                               --           (2.55)           (2.53)          (2.70)         (2.32)
  In excess of net realized gain on investments
    and foreign currency transactions                           --           (0.16)              --              --             --
                                                      ------------    ------------     ------------    ------------   ------------
      Total distributions declared to shareholders    $      (0.24)   $      (2.96)    $      (2.81)   $      (2.98)  $      (2.59)
                                                      ------------    ------------     ------------    ------------   ------------
Net asset value -- end of period                      $      21.01    $      26.92     $      35.12    $      37.95   $      38.25
                                                      ============    ============     ============    ============   ============
Total return@                                               (21.22)%        (15.71)%           0.09%           7.18%         23.85%
Ratios (to average net assets)/Supplemental data:*
  Expenses##                                                  0.60%           0.60%            0.60%           0.59%          0.59%
  Net investment income                                       0.88%           0.84%            0.73%           0.81%          0.96%
Portfolio turnover                                              57%             83%              76%             70%            61%
Net assets at end of period (000 Omitted)             $  1,107,698    $  1,798,744     $  2,263,535    $  2,235,783   $  1,852,725

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts establlished by Sun Life of Canada (U.S.) and Sun Life (N.Y). Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                             MASSACHUSETTS INVESTORS TRUST SERIES
                                                                             ------------------------------------
                                                                                  YEAR ENDED     PERIOD ENDED
                                                                                  DECEMBER 31,   DECEMBER 31,
SERVICE CLASS                                                                        2002            2001*
                                                                                  ------------   ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                             $    26.89     $    27.80
                                                                                   ----------     ----------
Income (loss) from investment operations# --
  Net investment income                                                            $     0.16     $     0.05
  Net realized and unrealized loss on investments and foreign currency                  (5.88)         (0.96)
                                                                                   ----------     ----------
      Total from investment operations                                             $    (5.72)    $    (0.91)
                                                                                   ----------     ----------
Less distributions declared to shareholders from net investment income             $    (0.23)    $       --
                                                                                   ----------     ----------
Net asset value -- end of period                                                   $    20.94     $    26.89
                                                                                   ==========     ==========
Total return@                                                                          (21.40)%        (3.27)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                             0.85%          0.85%+
  Net investment income                                                                  0.70%          0.53%+
Portfolio turnover                                                                         57%            83%
Net assets at end of period (000 Omitted)                                          $   51,859     $   21,616

  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts establlished by Sun Life of Canada (U.S.) and Sun Life (N.Y). Inclusion of these charges would reduce the total return figures for all periods shown.

                        See notes to financial statements.

                                                                                      MID CAP GROWTH SERIES
                                                                         ----------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                         -------------------------       PERIOD ENDED
INITIAL CLASS                                                               2002          2001        DECEMBER 31, 2000*
                                                                         ----------    ----------     ------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                   $     6.94    $     9.08         $    10.00
                                                                         ----------    ----------         ----------
Income (loss) from investment operations# --
  Net investment income (loss)^                                          $    (0.02)   $    (0.01)        $     0.03
  Net realized and unrealized loss on investments and foreign currency        (3.25)        (2.09)             (0.95)
                                                                         ----------    ----------         ----------
      Total from investment operations                                   $    (3.27)   $    (2.10)        $    (0.92)
                                                                         ----------    ----------         ----------
Less distributions declared to shareholders --
  From net investment income                                             $       --    $    (0.01)        $       --
  From net realized gain on investments and foreign currency
    transactions                                                                 --         (0.00)+++             --
  In excess of net investment income                                             --         (0.00)+++             --
  In excess of net realized gain on investments and foreign currency
    transactions                                                                 --         (0.03)                --
                                                                         ----------    ----------         ----------
      Total distributions declared to shareholders                       $       --    $    (0.04)        $       --
                                                                         ----------    ----------         ----------
Net asset value -- end of period                                         $     3.67    $     6.94         $     9.08
                                                                         ==========    ==========         ==========
Total return@                                                                (47.12)       (23.24)%            (9.24)%++
Ratios (to average net assets)/Supplemental data^:
  Expenses##                                                                   0.85%         0.84%              1.01%+
  Net investment income (loss)                                                (0.39)        (0.16)%             0.97%+
Portfolio turnover                                                              160%           85%                39%
Net assets at end of period (000 Omitted)                                $   39,941    $   75,413         $   26,556

 ^ For the period indicated, the investment adviser voluntarily agreed to pay all of the Mid Cap Growth Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

   Net investment income                                                         --            --         $     0.02
   Ratios (to average net assets):
   Expenses##                                                                    --            --               1.33%+
   Net investment income                                                         --            --               0.65%+

                                                                                    MID CAP GROWTH SERIES
                                                                             MASSACHUSETTS INVESTORS TRUST SERIES
                                                                             ------------------------------------
                                                                                     YEAR          PERIOD
                                                                                     ENDED         ENDED
                                                                                  DECEMBER 31,   DECEMBER 31,
SERVICE CLASS                                                                        2002           2001**
                                                                                  ------------   ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                             $     6.94     $     7.09
                                                                                   ----------     ----------
Income (loss) from investment operations# --
  Net investment loss                                                              $    (0.03)    $    (0.01)
  Net realized and unrealized loss on investments and foreign currency                  (3.24)         (0.14)
                                                                                   ----------     ----------
   Total from investment operations                                                $    (3.27)    $    (0.15)
                                                                                   ----------     ----------
Net asset value -- end of period                                                   $     3.67     $     6.94
                                                                                   ==========     ==========
Total return@                                                                          (47.12)%        (2.12)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                             1.10%          1.09%+
  Net investment loss                                                                   (0.60)%        (0.50)%+
Portfolio turnover                                                                        160%            85%
Net assets at end of period (000 Omitted)                                          $   14,028     $    6,981

  * For the period from the commencement of the series investment operations, August 24, 2000, through December 31, 2000.
 ** For the period from the inception of the Service Class shares, August 24,
    2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                        See notes to financial statements.

                                                                                     RESEARCH SERIES
                                                      ----------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------------------
INITIAL CLASS                                             2002            2001             2000            1999           1998
                                                      ------------    ------------     ------------    ------------   ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                $      14.93    $      23.65     $      27.61    $      23.02   $      19.43
Income (loss) from investment operations# --
  Net investment income                               $       0.08    $       0.05     $       0.01    $       0.03   $       0.08
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         (3.82)          (4.54)           (0.99)           5.37           4.44
                                                      ------------    ------------     ------------    ------------   ------------
      Total from investment operations                $      (3.74)   $      (4.49)    $      (0.98)   $       5.40   $       4.52
                                                      ------------    ------------     ------------    ------------   ------------
Less distributions declared to shareholders --
  From net investment income                          $      (0.05)   $      (0.01)    $      (0.03)   $      (0.07)  $      (0.05)
  From net realized gain on investments and
    foreign currency transactions                               --           (4.19)           (2.95)          (0.74)         (0.88)
  In excess of net realized gain on investments
    and foreign currency transactions                           --           (0.03)              --              --             --
                                                      ------------    ------------     ------------    ------------   ------------
      Total distributions declared to shareholders    $      (0.05)   $      (4.23)    $      (2.98)   $      (0.81)  $      (0.93)
                                                      ------------    ------------     ------------    ------------   ------------
Net asset value -- end of period                      $      11.14    $      14.93     $      23.65    $      27.61   $      23.02
                                                      ============    ============     ============    ============   ============
Total return@                                               (25.11)%        (21.40)%          (4.10)%         24.14%         23.61%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  0.78%           0.76%            0.74%           0.75%          0.76%
  Net investment income                                       0.61%           0.28%            0.03%           0.14%          0.37%
Portfolio turnover                                              98%             89%              95%             94%            81%
Net assets at end of period (000 Omitted)             $    458,394    $    826,315     $  1,209,927    $  1,245,431   $    988,280

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                        RESEARCH SERIES
                                                                                 -----------------------------
                                                                                  YEAR ENDED     PERIOD ENDED
                                                                                  DECEMBER 31,   DECEMBER 31,
SERVICE CLASS                                                                        2002            2001*
                                                                                  ------------   ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                             $    14.91     $    15.42
                                                                                   ----------     ----------
Income (loss) from investment operations# --
  Net investment income                                                            $     0.06     $     0.01
  Net realized and unrealized loss on investments and foreign currency                  (3.83)         (0.52)
                                                                                   ----------     ----------
   Total from investment operations                                                $    (3.77)    $    (0.51)
                                                                                   ----------     ----------
Less distributions declared to shareholders from net investment income             $    (0.05)    $       --
                                                                                   ----------     ----------
Net asset value -- end of period                                                   $    11.09     $    14.91
                                                                                   ==========     ==========
Total return@                                                                          (25.36)%        (3.31)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                             1.03%          1.01%+
  Net investment income                                                                  0.48%          0.17%+
Portfolio turnover                                                                         98%            89%
Net assets at end of period (000 Omitted)                                          $    7,134     $    3,109

  * For the period from the inception of Service Class, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                  TOTAL RETURN SERIES
                                                       -------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------------------------
INITIAL CLASS                                             2002            2001           2000           1999            1998
                                                       -----------     -----------    -----------    -----------     -----------
Per share data (for a share outstanding
 throughout each period):
Net asset value -- beginning of period                 $     17.95     $     19.69    $     18.76    $     21.26     $     21.32
                                                       -----------     -----------    -----------    -----------     -----------
Income (loss) from investment operations# --
   Net investment income^                              $      0.50     $      0.57    $      0.66    $      0.65     $      0.73
   Net realized and unrealized gain (loss) on
    investments and foreign currency                         (1.44)          (0.46)          2.20           0.04            1.67
                                                       -----------     -----------    -----------    -----------     -----------
        Total from investment operations               $     (0.94)    $      0.11    $      2.86    $      0.69     $      2.40
                                                       -----------     -----------    -----------    -----------     -----------
Less distributions declared to shareholders --
   From net investment income                          $     (0.55)    $     (0.66)   $     (0.71)   $     (0.71)    $     (0.69)
   From net realized gain on investments and
    foreign currency transactions                            (0.47)          (1.19)         (1.22)         (2.48)          (1.77)
   In excess of net realized gain on investments
    and foreign currency transactions                        (0.09)             --             --             --              --
                                                       -----------     -----------    -----------    -----------     -----------
        Total distributions declared to shareholders   $     (1.11)    $     (1.85)   $     (1.93)   $     (3.19)    $     (2.46)
                                                       -----------     -----------    -----------    -----------     -----------
Net asset value -- end of period                       $     15.90     $     17.95    $     19.69    $     18.76     $     21.26
                                                       ===========     ===========    ===========    ===========     ===========
Total return@                                                (5.69)%          0.52%         16.77%          2.84%          11.71%
Ratios (to average net assets)/Supplemental data:
   Expenses##                                                 0.70%           0.70%          0.70%          0.69%           0.70%
   Net investment income^                                     2.95%           3.13%          3.60%          3.30%           3.47%
Portfolio turnover                                              82%            101%            94%           113%            116%
Net assets at end of period (000 Omitted)              $ 1,571,494     $ 1,872,185    $ 1,841,586    $ 1,879,946     $ 1,942,111

 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                   TOTAL RETURN SERIES
                                                                               ---------------------------
                                                                               PERIOD ENDED   PERIOD ENDED
                                                                               DECEMBER 31,   DECEMBER 31,
SERVICE CLASS                                                                     2002           2001*
                                                                                ----------     ----------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                          $    17.93     $    17.94
                                                                                ----------     ----------
Income (loss) from investment operations# --
  Net investment income^                                                        $     0.45     $     0.33
  Net realized and unrealized loss on investments and foreign currency               (1.43)         (0.34)
                                                                                ----------     ----------
      Total from investment operations                                          $    (0.98)    $    (0.01)
                                                                                ----------     ----------
Less distributions declared to shareholders --
  From net investment income                                                    $    (0.54)    $       --
  From net realized gain on investments and foreign currency transactions            (0.47)            --
  In excess of net realized gain on investments and foreign currency
   transactions                                                                      (0.09)            --
                                                                                ----------     ----------
      Total distributions declared to shareholders                              $    (1.10)    $       --
                                                                                ----------     ----------
Net asset value -- end of period                                                $    15.85     $    17.93
                                                                                ==========     ==========
Total return@                                                                        (5.88)%        (0.06)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                          0.95%          0.97%+
  Net investment income^^                                                             2.77%          2.35%+
Portfolio turnover                                                                      82%           101%
Net assets at end of period (000 Omitted)                                       $  152,768     $   39,015

 * For the period from the inception of Service Class Shares, August 24, 2001, through December 31, 2001.
 #  Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
 @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $ 0.05, increase net realized and unrealized gains and losses per share by less than $ 0.05 and decrease the ratio of net investment income to average net assets by 0.38%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
^^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $ 0.01, increase net realized and unrealized gains and losses per share by less than $ 0.01 and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

                       See notes to financial statements.

                                                                                  UTILITIES SERIES
                                                       -------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------------------------
INITIAL CLASS                                              2002          2001             2000           1999           1998
                                                       -----------   -----------      -----------    -----------     -----------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period                 $     12.61   $     19.08      $     19.84    $     17.08     $     16.41
                                                       -----------   -----------      -----------    -----------     -----------

Income (loss) from investment operations# ^ --
   Net investment income                               $      0.26   $      0.35      $      0.80    $      0.35     $      0.44
   Net realized and unrealized gain (loss) on
    investments and foreign currency                         (3.22)        (4.46)            0.49           4.52            2.30
                                                       -----------   -----------      -----------    -----------     -----------
        Total from investment operations               $     (2.96)  $     (4.11)     $      1.29    $      4.87     $      2.74
                                                       -----------   -----------      -----------    -----------     -----------
Less distributions declared to shareholders --
   From net investment income                          $     (0.37)  $     (0.63)     $     (0.24)   $     (0.30)    $     (0.31)
   From net realized gain on investments and foreign
    currency transactions                                       --         (1.71)           (1.81)         (1.81)          (1.76)
   In excess of net investment income                           --         (0.00)+++           --             --              --
   In excess of net realized gain on investments and
    foreign currency transactions                               --         (0.02)              --             --              --
                                                       -----------   -----------      -----------    -----------     -----------
        Total distributions declared to shareholders   $     (0.37)  $     (2.36)     $     (2.05)   $     (2.11)    $     (2.07)
                                                       -----------   -----------      -----------    -----------     -----------
Net asset value -- end of period                       $      9.28   $     12.61      $     19.08    $     19.84     $     17.08
                                                       ===========   ===========      ===========    ===========     ===========
Total return@                                               (23.87)%      (24.34)%           7.00%         31.30%          17.54%
Ratios (to average net assets)/Supplemental data:
   Expenses##                                                 0.82%         0.78%            0.80%          0.82%           0.86%
   Net investment income^                                     2.55%         2.25%            4.11%          2.01%           2.68%
Portfolio turnover                                              79%          104%             118%           139%            148%
Net assets at end of period (000 Omitted)              $   241,772   $   467,632      $   622,564    $   408,901     $   226,292

                                                                                     UTILITIES SERIES
                                                                               ---------------------------
                                                                                  YEAR           PERIOD
                                                                                  ENDED          ENDED
                                                                               DECEMBER 31,   DECEMBER 31,
SERVICE CLASS                                                                     2002          2001*
                                                                               ------------   ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                          $    12.59     $    14.01
                                                                                ----------     ----------
Income (loss) from investment operations#^^ --
  Net investment income^                                                        $     0.24     $     0.08
  Net realized and unrealized loss on investments and foreign currency               (3.22)         (1.50)
                                                                                ----------     ----------
  Total from investment operations                                              $    (2.98)    $    (1.42)
                                                                                ----------     ----------
Less distributions declared to shareholders from net investment income          $    (0.37)    $       --
                                                                                ----------     ----------
Net asset value -- end of period                                                $     9.24     $    12.59
                                                                                ==========     ==========
Total return@                                                                       (24.09)%       (10.14)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                          1.07%          1.05%+
  Net investment income^^                                                             2.41%          1.60%+
Portfolio turnover                                                                      79%           104%
Net assets at end of period (000 Omitted)                                       $   12,763     $    7,919

  ^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 ^^ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
  @ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series, Emerging Growth Series*, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Growth Series*, Global Telecommunications Series*, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series, International Value Series, Managed Sectors Series*, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series*, Mid Cap Growth Series*, Mid Cap Value Series, Money Market Series, New Discovery Series, Research Series*, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series, Strategic Value Series, Technology Series, Total Return Series*, Utilities Series*, and Value Series. All of these series are diversified except for the Global Governments Series, Global Telecommunications Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The Strategic Value Series was known as the Global Health Sciences Series until its name was changed on April 30, 2002. The Mid Cap Value Series was known as the International New Discovery Series until its name was changed on April 30, 2002. The International Value Series was known as the International Investors Trust Series until its name was changed on October 15, 2002. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements -- Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- Each series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Security Loans -- State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by each series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned and the collateral on these loans were as follows:

                                               CAPITAL        EMERGING       GLOBAL             GLOBAL          MANAGED
                                            APPRECIATION       GROWTH        GROWTH       TELECOMMUNICATIONS    SECTORS
                                               SERIES          SERIES        SERIES             SERIES          SERIES
         -----------------------------------------------------------------------------------------------------------------
          Value of securities loaned     $         --       $ 63,362,372   $ 6,541,448     $     32,550       $         --
          Collateralized by:
            Cash                                   --         65,881,282     6,815,530           33,961                 --

                                            MASSACHUSETTS      MID CAP                        TOTAL
                                              INVESTORS        GROWTH       RESEARCH          RETURN            UTILITIES
                                            TRUST SERIES       SERIES        SERIES           SERIES             SERIES
         -----------------------------------------------------------------------------------------------------------------
          Value of securities loaned     $ 16,937,944       $  2,039,233   $ 6,842,645     $ 48,985,325       $ 13,068,306
          Collateralized by:
            Cash                           17,492,293          2,151,294     7,112,280       51,393,039         13,794,292

The cash was invested in the following short-term obligations:

                                                               CAPITAL APPRECIATION SERIES   EMERGING GROWTH SERIES
                                                               ----------------------------------------------------------
                                                                            IDENTIFIED                    IDENTIFIED
                                                                             COST AND                      COST AND
                                                                 SHARES        VALUE           SHARES       VALUE
                ---------------------------------------------------------------------------------------------------------
                Navigator Securities Lending Prime Portfolio       --           --           65,881,282  $ 65,881,282

                                                                                                      GLOBAL
                                                                 GLOBAL GROWTH SERIES        TELECOMMUNICATIONS SERIES
                                                               ----------------------------------------------------------
                                                                             IDENTIFIED                   IDENTIFIED
                                                                              COST AND                     COST AND
                                                                  SHARES        VALUE         SHARES        VALUE
                ---------------------------------------------------------------------------------------------------------
                Navigator Securities Lending Prime Portfolio     6,815,530  $ 6,815,530          33,961      $ 33,961

                                                                                                       MASSACHUSETTS
                                                                MANAGED SECTORS SERIES            INVESTORS TRUST SERIES
                                                               -----------------------------------------------------------------
                                                                           IDENTIFIED                       IDENTIFIED/AMORTIZED
                                                                            COST AND          SHARES/             COST AND
                                                                 SHARES       VALUE       PRINCIPAL AMOUNT         VALUE
                ----------------------------------------------------------------------------------------------------------------
                Navigator Securities Lending Prime Portfolio       --           --           14,587,092         $ 14,587,092
                CS First Boston Corp., 1.20% due 1/02/03           --           --            2,905,201            2,905,201
                                                                                             ----------         ------------
                                                                                                                $ 17,492,293

                                                                MID CAP GROWTH SERIES            RESEARCH SERIES
                                                               ----------------------------------------------------------
                                                                                             IDENTIFIED   IDENTIFIED
                                                                                              COST AND     COST AND
                                                                 SHARES       VALUE            SHARES       VALUE
                ---------------------------------------------------------------------------------------------------------
                Navigator Securities Lending Prime Portfolio   2,151,294   $ 2,151,294        7,112,280   $ 7,112,280

                                                                TOTAL RETURN SERIES                 UTILITIES SERIES
                                                               -----------------------------------------------------------------
                                                                           IDENTIFIED                       IDENTIFIED/AMORTIZED
                                                                            COST AND          SHARES/             COST AND
                                                                 SHARES       VALUE       PRINCIPAL AMOUNT         VALUE
                ----------------------------------------------------------------------------------------------------------------
                Navigator Securities Lending Prime Portfolio  51,393,039  $ 51,393,039       11,466,792         $ 11,466,792
                C.S. First Boston Corp., 1.20%, due 1/02/03           --            --        2,327,500            2,327,500
                                                                                             ----------         ------------
                                                                                                                $ 13,794,292

Forward Foreign Currency Exchange Contracts -- Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount and premium is accreted or amortized for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Each series may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. Each series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Each series may enter into "TBA" (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of expenses on the Statements of Operations.

                                                           CAPITAL       EMERGING     GLOBAL        GLOBAL          MANAGED
                                                        APPRECIATION      GROWTH      GROWTH  TELECOMMUNICATIONS    SECTORS
                                                           SERIES         SERIES      SERIES        SERIES          SERIES
          -----------------------------------------------------------------------------------------------------------------
          Balance credits                                $  3,616        $    331    $ 10,585         $  86        $   955
          Directed brokerage credits                       45,609          25,718         759            --          6,235
                                                         --------        --------    --------         -----        -------
          Total                                          $ 49,225        $ 26,049    $ 11,344         $  86        $ 7,190
                                                         --------        --------    --------         -----        -------

                                                        MASSACHUSETTS     MID CAP                    TOTAL
                                                          INVESTORS       GROWTH     RESEARCH       RETURN         UTILITIES
                                                        TRUST SERIES      SERIES      SERIES        SERIES          SERIES
          ------------------------------------------------------------------------------------------------------------------
          Balance credits                                $     --        $    238    $  2,727      $  9,858       $  5,810
          Directed brokerage credits                       39,392           2,100      51,102        38,419         21,200
                                                         --------        --------    --------      --------       --------
          Total                                          $ 39,392        $  2,338    $ 53,829      $ 48,277       $ 27,010
                                                         --------        --------    --------      --------       --------

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended December 31, 2002 and December 31, 2001 was as follows:

                           CAPITAL APPRECIATION SERIES            EMERGING GROWTH SERIES               GLOBAL GROWTH SERIES
                        ----------------------------------  ----------------------------------  -----------------------------------
                                   DECEMBER 31,                        DECEMBER 31,                        DECEMBER 31,
                        ----------------------------------  ----------------------------------  -----------------------------------
                             2002               2001              2002              2001              2002               2001
-----------------------------------------------------------------------------------------------------------------------------------
Distributions declared
 from:
  Ordinary income       $     1,593,656   $    140,701,655  $             --   $            --  $        610,272   $     53,916,411
  Long-term capital
   gain                              --        419,801,605                --       185,793,861                --         66,867,375
                        ---------------   ----------------  ----------------   ---------------  ----------------   ----------------
                        $     1,593,656   $    560,503,260  $             --   $   185,793,861  $        610,272   $    120,783,786
                        ===============   ================  ================   ===============  ================   ================

                                      GLOBAL                                                               MASSACHUSETTS
                            TELECOMMUNICATIONS SERIES             MANAGED SECTORS SERIES              INVESTORS TRUST SERIES
                        ----------------------------------  ----------------------------------  -----------------------------------
                                   DECEMBER 31,                        DECEMBER 31                          DECEMBER 31
                        ----------------------------------  ----------------------------------  -----------------------------------
                             2002               2001              2002              2001              2002               2001
-----------------------------------------------------------------------------------------------------------------------------------
Distributions declared
 from:
  Ordinary income       $            --   $          1,648  $             --   $    45,781,402  $     15,218,978   $     43,046,384
  Long-term capital
   gain                              --                 --                --        20,130,817                --        147,058,227
                        ---------------   ----------------  ----------------   ---------------  ----------------   ----------------
                        $            --   $          1,648  $             --   $    65,912,219  $     15,218,978   $    190,104,611
                        ===============   ================  ================   ===============  ================   ================

                              MID CAP GROWTH SERIES                  RESEARCH SERIES                    TOTAL RETURN SERIES
                        ----------------------------------  ----------------------------------  -----------------------------------
                                   DECEMBER 31,                        DECEMBER 31,                        DECEMBER 31,
                        ----------------------------------  ----------------------------------  -----------------------------------
                             2002               2001              2002              2001              2002               2001
-----------------------------------------------------------------------------------------------------------------------------------
Distributions declared
 from:
  Ordinary income       $            --   $        260,803  $      2,669,846   $    14,500,351  $     87,978,356   $     84,187,398
  Long-term capital
   gain                              --                 --                --       195,142,158        32,999,423         92,812,309
                        ---------------   ----------------  ----------------   ---------------  ----------------   ----------------
                        $            --   $        260,803  $      2,669,846   $   209,642,509  $    120,977,779   $    176,999,707
                        ===============   ================  ================   ===============  ================   ================

                                                                                                         UTILITIES SERIES
                                                                                                -----------------------------------
                                                                                                           DECEMBER 31,
                                                                                                -----------------------------------
                                                                                                      2002               2001
-----------------------------------------------------------------------------------------------------------------------------------
Distributions declared
   from:
  Ordinary income                                                                               $     12,824,759   $     61,157,396
  Long-term capital gain                                                                                      --         19,170,544
                                                                                                ----------------   ----------------
                                                                                                $     12,824,759   $     80,327,940
                                                                                                ================   ================

During the year ended December 31, 2002, the reclassifications due to differences between book and tax accounting was as follows:

                                                           CAPITAL        EMERGING      GLOBAL        GLOBAL          MANAGED
                                                        APPRECIATION       GROWTH       GROWTH  TELECOMMUNICATIONS    SECTORS
                                                           SERIES          SERIES       SERIES        SERIES          SERIES
          ---------------------------------------------------------------------------------------------------------------------
          Increase (decrease)
          Paid-in-capital                                $ (490,460)   $    36,817    $      --     $ (14,848)       $ (377,932)
          Accumulated undistributed net
            realized gain (loss) on investments
            and forgein currency transactions                 6,580     (1,116,273)     261,144           260             6,198
          Accumulated undistributed net
            investment income (loss)                        483,880      1,079,456     (261,144)       14,588           371,734

                                                        MASSACHUSETTS     MID CAP                     TOTAL
                                                          INVESTORS       GROWTH       RESEARCH       RETURN       UTILITIES
                                                        TRUST SERIES      SERIES        SERIES        SERIES        SERIES
          ---------------------------------------------------------------------------------------------------------------------
          Increase (decrease)
          Paid-in-capital                               $ 1,170,192    $  (280,272)   $      --     $     1,741      $       --
          Accumulated undistributed net
            realized gain (loss) on investments
            and forgein currency transactions                24,858           (120)      25,727      (2,946,475)       (162,440)
          Accumulated undistributed net
            investment income (loss)                     (1,195,050)       280,392      (25,727)      2,944,734         162,440

As of December 31, 2002 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                     CAPITAL       EMERGING        GLOBAL           GLOBAL          MANAGED
                                                  APPRECIATION      GROWTH         GROWTH     TELECOMMUNICATIONS    SECTORS
                                                     SERIES         SERIES         SERIES           SERIES          SERIES
          ---------------------------------------------------------------------------------------------------------------------
          Undistributed ordinary income          $          --  $          --  $     814,533     $        --      $          --
          Undistributed long-term capital gain              --             --             --              --                 --
          Capital loss carryforward               (748,392,166)  (519,778,976)  (128,579,871)     (2,972,224)      (219,570,694)
          Unrealized loss                         (147,609,968)   (70,786,569)   (20,169,665)       (465,922)        (3,201,787)
          Other temporary differences                       --             --        (22,473)             --                 --

                                                 MASSACHUSETTS      MID CAP                       TOTAL
                                                   INVESTORS        GROWTH        RESEARCH        RETURN           UTILITIES
                                                 TRUST SERIES       SERIES         SERIES         SERIES            SERIES
          ---------------------------------------------------------------------------------------------------------------------
          Undistributed ordinary income          $  12,836,223  $          --  $   3,833,256  $  57,518,225       $   8,553,168
          Undistributed long-term capital gain              --             --             --             --                  --
          Capital loss carryforward               (409,002,132)   (58,204,884)  (329,784,640)   (58,395,695)       (240,766,641)
          Unrealized loss                         (153,854,513)    (5,052,526)   (58,438,149)   (86,820,580)        (45,901,055)
          Other temporary differences                       --             --             --             --             (85,984)

At December 31, 2002, certain series, for federal income tax purposes, had capital loss carryforwards, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                    CAPITAL       EMERGING        GLOBAL          GLOBAL             MANAGED
                                                 APPRECIATION      GROWTH         GROWTH      TELECOMMUNICATIONS     SECTORS
          EXPIRATION DATE                           SERIES         SERIES         SERIES          SERIES             SERIES
          ---------------------------------------------------------------------------------------------------------------------
          December 31, 2008                      $          --  $          --  $          --    $      26,433     $          --
          December 31, 2009                        400,122,192    290,551,109     82,832,574        1,498,738       162,513,686
          December 31, 2010                        348,269,974    229,227,867     45,747,297        1,447,053        57,057,008
                                                 -------------  -------------  -------------    -------------     -------------
          Total                                  $ 748,392,166  $ 519,778,976  $ 128,579,871    $   2,972,224     $ 219,570,694
                                                 =============  =============  =============    =============     =============

                                                 MASSACHUSETTS     MID CAP                        TOTAL
                                                   INVESTORS       GROWTH        RESEARCH         RETURN            UTILITIES
          EXPIRATION DATE                        TRUST SERIES      SERIES         SERIES          SERIES              SERIES
          ---------------------------------------------------------------------------------------------------------------------
          December 31, 2009                      $ 201,118,577  $   3,774,373  $ 167,921,896  $          --       $ 117,718,234
          December 31, 2010                        207,883,555     54,430,511    161,862,744     58,395,695         123,048,407
                                                 -------------  -------------  -------------  -------------       -------------
          Total                                  $ 409,002,132  $  58,204,884  $ 329,784,640  $  58,395,695       $ 240,766,641
                                                 =============  =============  =============  =============       =============

Multiple Classes of Shares of Beneficial Interest -- Each series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser -- Each series has an investment advisory agreement with MFS, an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                                                                   MANAGEMENT       EXPENSE
                                                                                      FEES        LIMITATIONS
                    -----------------------------------------------------------------------------------------
                    Capital Appreciation Series                                       0.75%*         1.25%
                    Emerging Growth Series                                            0.75%*          N/A
                    Global Growth Series                                              0.90%           N/A
                    Global Telecommunications Series                                  1.00%          0.25%
                    Managed Sectors Series                                            0.75%*         1.25%
                    Massachusetts Investors Trust Series                              0.55%          1.25%
                    Mid Cap Growth Series                                             0.75%           N/A
                    Research Series                                                   0.75%*          N/A
                    Total Return Series                                               0.75%*         1.25%
                    Utilities Series                                                  0.75%*          N/A

* The management fee for Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of the average net assets of the next $500 million and 0.65% of the average net assets in excess of $1.5 billion. The management fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the Total Return Series is reduced to 0.60% of the average net assets in excess of $1 billion.

The investment adviser has voluntarily agreed to pay the Global
Telecommunications Series' operating expenses exclusive of management and distribution fees such that the series' other expenses do not exceed 0.25% of its average daily net assets. This is reflected as a reduction of expenses in the Statements of Operations.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator -- The series has an administrative services agreement with MFS to provide each series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                    First $2 billion                    0.0175%
                    Next $2.5 billion                   0.0130%
                    Next $2.5 billion                   0.0005%
                    In excess of $7 billion             0.0000%

Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover its marketing and distribution expenses. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                             CAPITAL           EMERGING          GLOBAL
                                                                          APPRECIATION          GROWTH           GROWTH
                                                                             SERIES             SERIES           SERIES
----------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)                             $   675,434,274   $   611,892,339   $   252,548,876
                                                                         ===============   ===============   ===============
Sales
Investments (non-U.S. government securities)                             $   848,160,092   $   742,151,262   $   305,893,386
                                                                         ===============   ===============   ===============

                                                                                                              MASSACHUSETTS
                                                                             GLOBAL            MANAGED          INVESTORS
                                                                       TELECOMMUNICATIONS      SECTORS            TRUST
                                                                             SERIES            SERIES            SERIES
----------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                                               $        81,679   $            --   $            --
                                                                         ===============   ===============   ===============
Investments (non-U.S. government securities)                             $     2,216,557   $   536,254,386   $   810,250,832
                                                                         ===============   ===============   ===============
Sales
U.S. government securities                                               $       199,119   $            --   $            --
                                                                         ===============   ===============   ===============
Investments (non-U.S. government securities)                             $     2,046,657   $   586,157,487   $ 1,039,382,424
                                                                         ===============   ===============   ===============

                                                                              MID CAP                             TOTAL
                                                                              GROWTH           RESEARCH          RETURN
                                                                              SERIES            SERIES           SERIES
----------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                                               $            --   $            --   $   522,383,370
                                                                         ===============   ===============   ===============
Investments (non-U.S. government securities)                             $   119,433,113   $   609,132,974   $   964,338,183
                                                                         ===============   ===============   ===============
Sales
U.S. government securities                                               $            --   $            --   $   410,077,892
                                                                         ===============   ===============   ===============
Investments (non-U.S. government securities)                             $    97,649,906   $   764,636,221   $ 1,028,084,490
                                                                         ===============   ===============   ===============

                                                                                                                UTILITIES
                                                                                                                 SERIES
----------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                                                                                   $    16,057,376
                                                                                                             ===============
Investments (non-U.S. government securities)                                                                 $   242,146,190
                                                                                                             ===============
Sales
U.S. government securities                                                                                   $    46,363,698
                                                                                                             ===============
Investments (non-U.S. government securities)                                                                 $   304,006,623
                                                                                                             ===============

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                       CAPITAL          EMERGING          GLOBAL             GLOBAL              MANAGED
                                    APPRECIATION         GROWTH           GROWTH       TELECOMMUNICATIONS        SECTORS
                                       SERIES            SERIES           SERIES             SERIES              SERIES
--------------------------------------------------------------------------------------------------------------------------
Aggregate cost                    $   826,048,516    $ 493,278,417    $ 190,745,809     $     2,280,672      $ 163,505,958
                                  ===============    =============    =============     ===============      =============
Gross unrealized appreciation          11,361,592       14,497,372        6,009,671              44,399          5,466,609
Gross unrealized depreciation        (158,974,288)     (85,355,841)     (26,193,709)           (510,330)        (8,668,396)
                                  ---------------    -------------    -------------     ---------------      -------------
  Net unrealized depreciation     $  (147,612,696)   $ (70,858,469)   $ (20,184,038)    $      (465,931)     $  (3,201,787)
                                  ===============    =============    =============     ===============      =============

                                   MASSACHUSETTS        MID CAP                             TOTAL
                                     INVESTORS          GROWTH          RESEARCH            RETURN             UTILITIES
                                   TRUST SERIES         SERIES           SERIES             SERIES              SERIES
--------------------------------------------------------------------------------------------------------------------------
Aggregate cost                    $ 1,313,235,427    $  59,973,111    $ 524,668,052     $ 1,831,361,957      $ 297,990,138
                                  ===============    =============    =============     ===============      =============
Gross unrealized appreciation          38,444,164        1,877,056       11,807,315          65,079,863          8,334,526
Gross unrealized depreciation        (192,311,081)      (6,929,569)     (70,252,954)       (151,913,253)       (54,238,470)
                                  ---------------    -------------    -------------     ---------------      -------------
  Net unrealized depreciation     $  (153,866,917)   $  (5,052,513)   $ (58,445,639)    $   (86,833,390)     $ (45,903,944)
                                  ===============    =============    =============     ===============      =============

(5) SHARES OF BENEFICIAL INTEREST
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                        CAPITAL APPRECIATION SERIES
                                   --------------------------------------------------------------------
                                              YEAR ENDED                        YEAR ENDED
                                           DECEMBER 31, 2002                 DECEMBER 31, 2001
                                   -------------------------------    ---------------------------------
INITIAL CLASS SHARES                    SHARES          AMOUNT             SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            42,474,155   $  682,946,501       19,739,689     $   450,075,348
Shares issued to shareholders in
  reinvestment of distributions            90,906        1,565,403       24,306,299         560,503,260
Shares redeemed                       (55,840,522)    (889,386,800)     (25,628,804)       (551,859,953)
                                      -----------   --------------      -----------     ---------------
  Net increase (decrease)             (13,275,461)  $ (204,874,896)      18,417,184     $   458,718,655
                                      ===========   ==============      ===========     ===============

                                                          EMERGING GROWTH SERIES
                                   -------------------------------------------------------------------
                                             YEAR ENDED                           YEAR ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   --------------------------------    -------------------------------
INITIAL CLASS SHARES                    SHARES          AMOUNT               SHARES         AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           20,253,765    $   253,927,926        16,905,997   $  305,874,974
Shares issued to shareholders in
  reinvestment of distributions               --                 --         9,763,209      185,793,861
Shares redeemed                      (34,253,773)      (423,717,122)      (22,237,652)    (377,714,753)
                                     -----------    ---------------       -----------   --------------
  Net increase (decrease)            (14,000,008)   $  (169,789,196)        4,431,554   $  113,954,082
                                     ===========    ===============       ===========   ==============

                                              YEAR ENDED                        PERIOD ENDED
                                           DECEMBER 31, 2002                 DECEMBER 31, 2001*
                                   -------------------------------    ---------------------------------
SERVICE CLASS SHARES                     SHARES         AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             3,381,409   $   53,439,768        713,291       $    13,619,720
Shares issued to shareholders in
  reinvestment of distributions             1,644           28,253             --                    --
Shares redeemed                        (2,382,212)     (36,613,620)      (102,578)           (1,967,072)
                                       ----------   --------------       --------       ---------------
  Net increase                          1,000,841   $   16,854,401        610,713       $    11,652,648
                                       ==========   ==============       ========       ===============

                                              YEAR ENDED                         PERIOD ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001*
                                   --------------------------------    -------------------------------
SERVICE CLASS SHARES                    SHARES           AMOUNT             SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                            2,228,880    $    27,843,598         491,128     $    7,385,837
Shares issued to shareholders in
  reinvestment of distributions               --                 --              --                 --
Shares redeemed                       (1,558,799)       (18,550,199)       (109,226)        (1,655,740)
                                      ----------    ---------------        --------     --------------
  Net increase                           670,081    $     9,293,399         381,902     $    5,730,097
                                      ==========    ===============        ========     ==============

                                                          GLOBAL GROWTH SERIES
                                   --------------------------------------------------------------------
                                              YEAR ENDED                        YEAR ENDED
                                           DECEMBER 31, 2002                 DECEMBER 31, 2001
                                   -------------------------------    ---------------------------------
INITIAL CLASS SHARES                     SHARES         AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             3,856,438   $   33,369,620        5,159,743     $    60,752,402
Shares issued to shareholders in
  reinvestment of distributions            62,880          603,651       10,755,457         120,783,786
Shares redeemed                       (10,934,299)     (95,476,070)     (10,199,427)       (116,108,248)
                                      -----------   --------------      -----------     ---------------
  Net increase (decrease)              (7,014,981)  $  (61,502,799)       5,715,773     $    65,427,940
                                      ===========   ==============      ===========     ===============

                                                   GLOBAL TELECOMMUNICATIONS SERIES
                                   -------------------------------------------------------------------
                                              YEAR ENDED                          YEAR ENDED
                                           DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   --------------------------------    -------------------------------
INITIAL CLASS SHARES                     SHARES         AMOUNT                SHARES        AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                              540,301    $     1,476,172         1,063,067   $    5,507,500
Shares issued to shareholders in
  reinvestment of distributions               --                 --               310            1,648
Shares redeemed                         (665,137)        (1,709,386)         (578,476)      (2,468,173)
                                        --------    ---------------         ---------   --------------
  Net increase (decrease)               (124,836)   $      (233,214)          484,901   $    3,040,975
                                        ========    ===============         =========   ==============

                                               YEAR ENDED                        PERIOD ENDED
                                            DECEMBER 31, 2002                 DECEMBER 31, 2001*
                                   -------------------------------    ---------------------------------
SERVICE CLASS SHARES                     SHARES         AMOUNT              SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             1,758,881   $   15,293,619          221,004     $     2,122,216
Shares issued to shareholders in
  reinvestment of distributions               692            6,621               --                  --
Shares redeemed                        (1,426,430)     (12,370,376)         (82,951)           (803,897)
                                       ----------   --------------          -------     ---------------
  Net increase                            333,143   $    2,929,864          138,053     $     1,318,319
                                       ==========   ==============          =======     ===============

                                              YEAR ENDED                           PERIOD ENDED
                                           DECEMBER 31, 2002                    DECEMBER 31, 2001*
                                   --------------------------------    -------------------------------
SERVICE CLASS SHARES                     SHARES         AMOUNT                 SHARES       AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                              164,824    $       455,162            65,287   $      233,466
Shares issued to shareholders in
  reinvestment of distributions               --                 --                --               --
Shares redeemed                          (66,403)          (163,614)           (3,631)         (13,051)
                                         -------    ---------------            ------   --------------
  Net increase                            98,421    $       291,548            61,656   $      220,415
                                         =======    ===============            ======   ==============

                                                          MANAGED SECTORS SERIES
                                   --------------------------------------------------------------------
                                              YEAR ENDED                         YEAR ENDED
                                           DECEMBER 31, 2002                  DECEMBER 31, 2001
                                   -------------------------------    ---------------------------------
INITIAL CLASS SHARES                     SHARES         AMOUNT             SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             1,963,693   $   29,198,203        2,390,394     $    48,650,067
Shares issued to shareholders in
  reinvestment of distributions                --               --        3,167,334          65,912,219
Shares redeemed                        (6,051,645)     (90,422,441)      (6,261,281)       (128,702,132)
                                       ----------   --------------       ----------     ---------------
  Net increase (decrease)              (4,087,952)  $  (61,224,238)        (703,553)    $   (14,139,846)
                                       ==========   ==============       ==========     ===============

                                                  MASSACHUSETTS INVESTORS TRUST SERIES
                                   -------------------------------------------------------------------
                                              YEAR ENDED                           YEAR ENDED
                                           DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   --------------------------------    -------------------------------
INITIAL CLASS SHARES                    SHARES           AMOUNT              SHARES         AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                           21,194,992    $   495,701,108        16,654,558   $  467,203,587
Shares issued to shareholders in
  reinvestment of distributions          590,015         14,827,084         6,402,985      190,104,611
Shares redeemed                      (35,897,100)      (833,050,961)      (20,678,390)    (569,248,004)
                                     -----------    ---------------       -----------   --------------
  Net increase (decrease)            (14,112,093)   $  (322,522,769)        2,379,153   $   88,060,194
                                     ===========    ===============       ===========   ==============

                                               YEAR ENDED                        PERIOD ENDED
                                            DECEMBER 31, 2002                  DECEMBER 31, 2001*
                                   -------------------------------    ---------------------------------
SERVICE CLASS SHARES                      SHARES        AMOUNT               SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               220,169   $    3,327,852           46,618     $       785,876
Shares issued to shareholders in
  reinvestment of distributions                --               --               --                  --
Shares redeemed                           (90,626)      (1,261,743)          (4,046)            (71,125)
                                         --------   --------------           ------     ---------------
  Net increase                            129,543   $    2,066,109           42,572     $       714,751
                                         ========   ==============           ======     ===============

                                              YEAR ENDED                         PERIOD ENDED
                                           DECEMBER 31, 2002                   DECEMBER 31, 2001*
                                   --------------------------------    -------------------------------
SERVICE CLASS SHARES                    SHARES          AMOUNT                SHARES        AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                            4,095,094    $    95,430,886           948,065   $   24,868,176
Shares issued to shareholders in
  reinvestment of distributions           15,626            391,897                --               --
Shares redeemed                       (2,437,421)       (54,803,923)         (144,215)      (3,803,887)
                                      ----------    ---------------          --------   --------------
  Net increase                         1,673,299    $    41,018,860           803,850   $   21,064,289
                                      ==========    ===============          ========   ==============

                                                          MID CAP GROWTH SERIES
                                   -------------------------------------------------------------------
                                              YEAR ENDED                        YEAR ENDED
                                           DECEMBER 31, 2002                 DECEMBER 31, 2001
                                   -------------------------------    --------------------------------
INITIAL CLASS SHARES                     SHARES         AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                             9,620,735   $   45,939,404       12,279,102     $   94,843,924
Shares issued to shareholders in
  reinvestment of distributions                --               --           29,536            260,803
Shares redeemed                        (9,610,707)     (43,188,070)      (4,370,715)       (29,600,204)
                                       ----------   --------------       ----------     --------------
  Net increase (decrease)                  10,028   $    2,751,334        7,937,923     $   65,504,523
                                       ==========   ==============       ==========     ==============

                                                            RESEARCH SERIES
                                   -------------------------------------------------------------------
                                             YEAR ENDED                           YEAR ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   --------------------------------    -------------------------------
INITIAL CLASS SHARES                   SHARES           AMOUNT              SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                            7,745,297    $    96,759,973         8,826,836   $  146,725,596
Shares issued to shareholders in
  reinvestment of distributions          190,922          2,646,176        12,132,089      209,642,509
Shares redeemed                      (22,112,692)      (275,035,840)      (16,781,501)    (271,093,101)
                                     -----------    ---------------       -----------   --------------
  Net increase (decrease)            (14,176,473)   $  (175,629,691)        4,177,424   $   85,275,004
                                     ===========    ===============       ===========   ==============

                                               YEAR ENDED                        PERIOD ENDED
                                            DECEMBER 31, 2002                 DECEMBER 31, 2001*
                                   -------------------------------    ---------------------------------
SERVICE CLASS SHARES                     SHARES         AMOUNT              SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             5,553,162   $   25,963,163        1,176,917     $     7,664,901
Shares issued to shareholders in
  reinvestment of distributions                --               --               --                  --
Shares redeemed                        (2,731,972)     (10,964,635)        (171,468)         (1,150,845)
                                       ----------   --------------        ---------     ---------------
  Net increase                          2,821,190   $   14,998,528        1,005,449     $     6,514,056
                                       ==========   ==============        =========     ===============

                                             YEAR ENDED                          PERIOD ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001*
                                   --------------------------------    -------------------------------
SERVICE CLASS SHARES                     SHARES         AMOUNT                SHARES        AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                              777,100    $     9,978,777           226,686   $    3,245,643
Shares issued to shareholders in
  reinvestment of distributions            1,711             23,670                --               --
Shares redeemed                         (343,961)        (4,015,469)          (18,212)        (266,138)
                                        --------    ---------------           -------   --------------
  Net increase                           434,850    $     5,986,978           208,474   $    2,979,505
                                        ========    ===============           =======   ==============

                                                          TOTAL RETURN SERIES
                                   --------------------------------------------------------------------
                                               YEAR ENDED                        YEAR ENDED
                                            DECEMBER 31, 2002                 DECEMBER 31, 2001
                                   -------------------------------    ---------------------------------
INITIAL CLASS SHARES                    SHARES          AMOUNT             SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            27,552,402   $  458,385,379       25,547,206     $   461,742,525
Shares issued to shareholders in
  reinvestment of distributions         6,686,488      114,806,974        9,795,225         176,999,707
Shares redeemed                       (39,696,095)    (650,964,298)     (24,567,046)       (438,031,042)
                                      -----------   --------------      -----------     ---------------
  Net increase (decrease)              (5,457,205)  $  (77,771,945)      10,775,385     $   200,711,190
                                      ===========   ==============      ===========     ===============

                                                             UTILITIES SERIES
                                   --------------------------------------------------------------------
                                              YEAR ENDED                           YEAR ENDED
                                           DECEMBER 31, 2002                   DECEMBER 31, 2001
                                   ---------------------------------    -------------------------------
INITIAL CLASS SHARES                     SHARES          AMOUNT               SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                             7,281,139    $    72,443,492        12,226,987   $  181,959,355
Shares issued to shareholders in
  reinvestment of distributions         1,156,656         12,376,218         4,940,218       80,327,940
Shares redeemed                       (19,463,689)      (192,365,678)      (12,716,350)    (177,676,147)
                                      -----------    ---------------       -----------   --------------
  Net increase (decrease)             (11,025,894)   $  (107,545,968)        4,450,855   $   84,611,148
                                      ===========    ===============       ===========   ==============

                                               YEAR ENDED                        PERIOD ENDED
                                            DECEMBER 31, 2002                 DECEMBER 31, 2001*
                                   -------------------------------    ---------------------------------
SERVICE CLASS SHARES                    SHARES          AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            11,179,458   $  187,090,249        2,482,385     $    43,423,608
Shares issued to shareholders in
  reinvestment of distributions           360,023        6,170,805               --                  --
Shares redeemed                        (4,074,091)     (65,413,210)        (306,515)         (5,394,022)
                                       ----------   --------------        ---------     ---------------
  Net increase                          7,465,390   $  127,847,844        2,175,870     $    38,029,586
                                       ==========   ==============        =========     ===============

                                             YEAR ENDED                          PERIOD ENDED
                                          DECEMBER 31, 2002                   DECEMBER 31, 2001*
                                   --------------------------------    -------------------------------
SERVICE CLASS SHARES                   SHARES           AMOUNT              SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold                            1,829,644    $    18,612,930           751,964   $    9,465,085
Shares issued to shareholders in
  reinvestment of distributions           41,998            448,541                --               --
Shares redeemed                       (1,119,354)       (10,548,532)         (123,147)      (1,514,837)
                                      ----------    ---------------          --------   --------------
  Net increase                           752,288    $     8,512,939           628,817   $    7,950,248
                                      ==========    ===============          ========   ==============

*For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.

(6) LINE OF CREDIT
Each series and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the year ended December 31, 2002, were as follows:

                                                                    COMMITMENT
                                                                        FEE
          --------------------------------------------------------------------
          Capital Appreciation Series                               $    7,228
          Emerging Growth Series                                         5,221
          Global Growth Series                                           1,617
          Global Telecommunications Series                                  19
          Managed Sectors Series                                         1,440
          Massachusetts Investors Trust Series                          11,773
          Mid Cap Growth Series                                            570
          Research Series                                                5,394
          Total Return Series                                           10,159
          Utilities Series                                               2,484

Each series had no significant borrowings during the year.

(7) FINANCIAL INSTRUMENTS
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions -- Emerging Growth Series

                                                       NUMBER OF     PREMIUMS
                                                       CONTRACTS     RECEIVED
          --------------------------------------------------------------------
          Outstanding, beginning of period                  --      $       --
          Options written                                3,157         544,195
          Options terminated in closing transactions      (620)        (83,789)
          Options exercised                               (583)       (129,999)
          Options expired                               (1,277)       (218,715)
                                                        ------      ----------
          Outstanding, end of period                       677      $  111,692
                                                        ------      ----------

At December 31, 2002, the series had sufficient cash and/or securities at least equal to the value of the written options.

This MFS(R)/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

INDEPENDENT AUDITOR'S REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF MFS/SUN LIFE SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Capital Appreciation Series, Emerging Growth Series, Global Growth Series, Global Telecommunications Series, Managed Sectors Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Research Series, Total Return Series and Utilities Series, (each a portfolio of MFS/Sun Life Series Trust) (the "Trust) as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Capital Appreciation Series, Emerging Growth Series, Global Growth Series, Global Telecommunications Series, Managed Sectors Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Research Series, Total Return Series and Utilities Series as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

MFS/SUN LIFE SERIES TRUST
FEDERAL TAX INFORMATION

The following series have designated capital gain dividends for the year ended December 31, 2002.

          Total Return Series                                $ 32,999,423

DIVIDENDS RECEIVED DEDUCTION
For the year ended December 31, 2002, the amounts of distributions from income eligible for the 70% dividends received deduction for corporations were as follows:

                                                            DIVIDENDS RECEIVED
                                                                DEDUCTIONS
          --------------------------------------------------------------------
          Capital Appreciation Series                             100.00%
          Global Growth Series                                     81.02%
          Massachusetts Investors Trust Series                    100.00%
          Research Series                                         100.00%
          Total Return Series                                      16.49%
          Utilities Series                                         61.27%

FOREIGN SOURCE INCOME AND FOREIGN TAX CREDIT
For the year ended December 31, 2002, income from foreign sources for the Global Growth Series was $2,937,259, and the series designated a foreign tax credit of $275,120.

MFS(R)/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, MA 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

INTERESTED TRUSTEES

C. James Prieur* Trustee and Chairman (since July 1999) (born 4/21/51)
  Sun Life Assurance Company of Canada, President and Chief Executive Officer (since April 1999), General Manager, U.S. (until April 1999).

Samuel Adams** Trustee (since July 1982) (born 10/19/25)
  Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

David D. Horn* Trustee (since April 1986) (born 6/7/41)
  Private Investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997).

INDEPENDENT TRUSTEES

J. Kermit Birchfield Trustee (since May 1997) (born 1/8/40)
  Consultant; Century Partners, Inc. (investments), Managing Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; HPSC, Inc. (medical financing), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Robert C. Bishop Trustee (since May 2001) (born 1/13/43)
  AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Technologies, Inc. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director.

Frederick H. Dulles Trustee (since May 2001) (born 3/12/42)
  McFadden, Pilkington & Ward (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
  2000).

Derwyn F. Phillips Trustee (since April 1986) (born 8/31/30)
  Retired.

Robert G. Steinhart Trustee (since May 2001) (born 6/15/40)
  Private Investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; NCH Corporation (manufacturer and distributor), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director.

Haviland Wright Trustee (since May 2001) (born 7/21/48)
  Hawaii Small Business Development Center, Kaua'i Center, Center Director (since March 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002).

TRUSTEE EMERITUS

Garth Marston Trustee Emeritus (born 4/28/26)
  Retired.

OFFICERS

John W. Ballen++ President (born 9/12/59)
  Massachusetts Financial Services Company, Chief Executive Officer and
  Director.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk (born 3/6/59)
  Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

Stephen E. Cavan++ Secretary and Clerk (born 11/6/53)
  Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Robert R. Flaherty++ Assistant Treasurer (born 9/18/63)
  Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

Richard M. Hisey++ Treasurer (born 8/29/58)
  Massachusetts Financial Services Company, Senior Vice President (since July
  2002); The Bank of New York, Senior Vice President (September 2000 to July
  2002); Lexington Global Asset Managers, Inc., Executive Vice President and General Manager (prior to September 2000).

Ellen Moynihan++ Assistant Treasurer (born 11/13/57)
  Massachusetts Financial Services Company, Vice President.

James O. Yost++ Assistant Treasurer (born 6/12/60)
  Massachusetts Financial Services Company, Senior Vice President.

----------
(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e. "public companies").

* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.

** "Interested person" of Massachusetts Financial Services Company ("MFS"), within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS, and to MFS and its affiliates within the past two fiscal years of the Trust.

    All Trustees currently serve as Trustees of each Fund and have served in that capacity continuously since originally elected or appointed.

    All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 38 Accounts/Series.

    The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS++
William J. Adams
S. Irfan Ali
David A. Antonelli
John W. Ballen
David M. Calabro
James Calmas
Barry P. Dargan
Dale A. Dutile
Kenneth J. Enright
Eric B. Fischman
Joseph C. Flaherty, Jr.
Steven R. Gorham
Robert Henderson
David S. Kennedy
John E. Lathrop
John D. Laupheimer, Jr.
Constantine Mokas
Lisa B. Nurme
Stephen Pesek
Don Pitcher
Mike Roberge
Matthew W. Ryan
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Frederick J. Simmons
Nicholas D. Smithie
James Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener

++ MFS Investment Management(R)

(C) 2003 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA.02116.

                                                             SUN-B-ANN-2/03 209M